UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4777

_______________________________________________________________________

MFS SERIES TRUST I

_______________________________________________________________________

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

_______________________________________________________________________

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

_______________________________________________________________________

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

_______________________________________________________________________

Date of fiscal year end: August 31

______________________

Date of reporting period: August 31, 2022

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ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
August 31, 2022
MFS®  Core Equity Fund
RGI-ANN

MFS® Core Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Richly valued, interest rate–sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in fixed income and currency markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
October 17, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure
Top ten holdings
Apple, Inc.	6.6%
Microsoft Corp.	5.7%
Alphabet, Inc., “A”	3.7%
Amazon.com, Inc.	3.2%
ExxonMobil Corp.	1.9%
Visa, Inc., “A”	1.6%
Johnson & Johnson	1.5%
T-Mobile US, Inc.	1.3%
Cigna Corp.	1.3%
Merck & Co., Inc.	1.3%
Global equity sectors (k)
Technology	29.3%
Financial Services	14.2%
Health Care (s)	14.1%
Capital Goods	13.9%
Consumer Cyclicals	11.4%
Energy	8.1%
Consumer Staples	4.7%
Telecommunications/Cable Television (s)	2.6%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(s)	Includes securities sold short.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2022.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended August 31, 2022, Class A shares of the MFS Core Equity Fund (fund) provided a total return of -12.87%, at net asset value. This compares with a return of -13.28% for the fund’s benchmark, the Russell 3000® Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of rising labor and volatile materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for raw materials were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Security selection within the health care sector contributed to the fund’s performance relative to the Russell 3000® Index. Within this sector, the fund's overweight positions in health services and information technology company McKesson, global health services provider Cigna, biotechnology company Vertex Pharmaceuticals and pharmaceutical company Merck supported relative results. The stock price of McKesson rose steadily throughout the reporting period, benefiting from US government contracts to distribute COVID-19 vaccines and the company’s year-over-year operating profit growth.

Management Review - continued
Stock selection within the technology sector also strengthened relative results, led by the timing of the fund's ownership in shares of social networking service provider Meta Platforms(h), and not owning shares of weak-performing computer graphics processor maker NVIDIA. The share price of Meta Platforms fell as the company’s financial results came in meaningfully below expectations due to rising competition from TikTok and headwinds from Apple’s App Tracking Transparency, as well as hard-to-beat prior year sales comparisons and ongoing supply chain issues.
Elsewhere, the timing of the fund's ownership in shares of integrated energy company Chevron(h), and not owning shares of streaming service provider Netflix, benefited relative returns. Additionally, the fund’s overweight position in wireless communications services provider T-Mobile US supported relative performance.
The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash aided performance versus the benchmark, which has no cash position.
Detractors from Performance
Stock selection within the capital goods sector detracted from the fund’s relative performance. Here, not owning shares of electric vehicle manufacturer Tesla, and the fund’s overweight position in cleaning and hygiene products provider Diversey, hindered relative results. The share price of Tesla advanced as the company benefited from continued demand for electric vehicles and improved operating margins.
Individual stocks in other sectors that held back relative returns included the fund's overweight positions in life sciences company Maravai Lifesciences, media company Liberty Broadband, software company Adobe Systems, analytics company Clarivate (United Kingdom), cloud-based software company Salesforce, and not owning shares of strong-performing health insurance and Medicare/Medicaid provider UnitedHealth Group. The timing of the fund's ownership in shares of integrated oil and gas company ExxonMobil, and its holdings of luxury fashion industry technology platform provider Farfetch(b)(h) (United Kingdom), also detracted from relative performance. The share price of ExxonMobil benefited from rising oil prices and strong volumes in both its upstream and downstream segments.
Respectfully,
Portfolio Manager(s)
Joseph MacDougall
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 8/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 8/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/96	(12.87)%	11.54%	12.91%	N/A
B	1/02/97	(13.52)%	10.70%	12.07%	N/A
C	1/02/97	(13.54)%	10.69%	12.06%	N/A
I	1/02/97	(12.67)%	11.81%	13.19%	N/A
R1	4/01/05	(13.52)%	10.70%	12.07%	N/A
R2	10/31/03	(13.08)%	11.26%	12.64%	N/A
R3	4/01/05	(12.87)%	11.53%	12.91%	N/A
R4	4/01/05	(12.67)%	11.81%	13.19%	N/A
R6	1/02/13	(12.57)%	11.91%	N/A	13.40%
Comparative benchmark(s)

Russell 3000® Index (f)	(13.28)%	11.29%	12.77%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(17.88)%	10.22%	12.25%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(16.71)%	10.43%	12.07%	N/A
C With CDSC (1% for 12 months) (v)	(14.34)%	10.69%	12.06%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell 3000® Index(h) – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2022 through August 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/22	Ending Account Value 8/31/22	Expenses Paid During Period (p) 3/01/22-8/31/22
A	Actual	0.92%	$1,000.00	$914.01	$4.44
	Hypothetical (h)	0.92%	$1,000.00	$1,020.57	$4.69
B	Actual	1.67%	$1,000.00	$910.48	$8.04
	Hypothetical (h)	1.67%	$1,000.00	$1,016.79	$8.49
C	Actual	1.67%	$1,000.00	$910.31	$8.04
	Hypothetical (h)	1.67%	$1,000.00	$1,016.79	$8.49
I	Actual	0.67%	$1,000.00	$915.10	$3.23
	Hypothetical (h)	0.67%	$1,000.00	$1,021.83	$3.41
R1	Actual	1.67%	$1,000.00	$910.46	$8.04
	Hypothetical (h)	1.67%	$1,000.00	$1,016.79	$8.49
R2	Actual	1.16%	$1,000.00	$912.87	$5.59
	Hypothetical (h)	1.16%	$1,000.00	$1,019.36	$5.90
R3	Actual	0.92%	$1,000.00	$913.96	$4.44
	Hypothetical (h)	0.92%	$1,000.00	$1,020.57	$4.69
R4	Actual	0.67%	$1,000.00	$914.96	$3.23
	Hypothetical (h)	0.67%	$1,000.00	$1,021.83	$3.41
R6	Actual	0.58%	$1,000.00	$915.59	$2.80
	Hypothetical (h)	0.58%	$1,000.00	$1,022.28	$2.96
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Expense ratios include 0.02% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).
Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class R2 shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Portfolio of Investments
8/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.7%
Aerospace & Defense – 2.8%
CACI International, Inc., “A” (a)	23,032	$6,468,998
Curtiss-Wright Corp.	78,487	11,552,501
General Dynamics Corp.	57,082	13,067,782
Honeywell International, Inc.	175,591	33,248,156
Howmet Aerospace, Inc.	532,039	18,850,142
L3Harris Technologies, Inc.	34,298	7,826,461
Leidos Holdings, Inc.	70,098	6,662,815
Northrop Grumman Corp.	35,788	17,106,306
Parsons Corp. (a)	74,991	3,103,127
Raytheon Technologies Corp.	401,421	36,027,535
		$153,913,823
Alcoholic Beverages – 0.3%
Constellation Brands, Inc., “A”	73,113	$17,989,454
Apparel Manufacturers – 0.4%
NIKE, Inc., “B”	114,416	$12,179,583
Skechers USA, Inc., “A” (a)	323,042	12,210,988
		$24,390,571
Automotive – 1.0%
Aptiv PLC (a)	244,299	$22,824,856
LKQ Corp.	610,960	32,515,291
		$55,340,147
Biotechnology – 0.2%
Biogen, Inc. (a)	43,539	$8,506,650
Oxford Nanopore Technologies PLC (a)	784,963	2,498,584
		$11,005,234
Broadcasting – 0.9%
Walt Disney Co. (a)	347,882	$38,990,615
Warner Bros. Discovery, Inc. (a)	847,910	11,226,328
		$50,216,943
Brokerage & Asset Managers – 1.8%
Charles Schwab Corp.	414,138	$29,383,091
CME Group, Inc.	112,917	22,087,694
Invesco Ltd.	563,933	9,287,977
KKR & Co., Inc.	202,216	10,224,041

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Brokerage & Asset Managers – continued
Raymond James Financial, Inc.	307,660	$32,110,474
		$103,093,277
Business Services – 3.1%
Accenture PLC, “A”	172,014	$49,619,158
Amdocs Ltd.	198,790	16,990,581
Clarivate PLC (a)	1,777,180	20,739,690
Equifax, Inc.	39,092	7,378,615
Fidelity National Information Services, Inc.	243,883	22,283,590
Fiserv, Inc. (a)	238,951	24,179,452
Global Payments, Inc.	143,527	17,830,359
PayPal Holdings, Inc. (a)	86,661	8,097,604
Thoughtworks Holding, Inc. (a)	648,692	8,536,787
		$175,655,836
Cable TV – 0.1%
Cable One, Inc.	3,169	$3,596,815
Chemicals – 0.3%
Element Solutions, Inc.	556,896	$10,397,248
FMC Corp.	78,425	8,476,174
		$18,873,422
Computer Software – 9.9%
Adobe Systems, Inc. (a)	148,600	$55,493,184
Atlassian Corp. PLC, “A” (a)	134,801	33,384,816
Avalara, Inc. (a)	122,562	11,225,454
Black Knight, Inc. (a)	160,945	10,648,121
Cadence Design Systems, Inc. (a)	249,123	43,290,104
Check Point Software Technologies Ltd. (a)	66,547	8,001,611
Dun & Bradstreet Holdings, Inc.	407,777	5,810,822
Elastic N.V. (a)	69,085	5,796,923
Microsoft Corp. (s)	1,218,349	318,561,713
NICE Systems Ltd., ADR (a)	89,806	19,161,906
Salesforce, Inc. (a)	279,519	43,638,506
		$555,013,160
Computer Software - Systems – 8.0%
Apple, Inc. (s)	2,360,722	$371,152,713
Block, Inc., “A” (a)	137,467	9,472,851
Rapid7, Inc. (a)	168,306	9,677,595
ServiceNow, Inc. (a)	94,577	41,105,056
Zebra Technologies Corp., “A” (a)	45,666	13,774,692
		$445,182,907

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 1.3%
AvalonBay Communities, Inc., REIT	102,762	$20,645,913
AZEK Co., Inc. (a)	489,372	8,931,039
Masco Corp.	289,518	14,727,781
Sherwin-Williams Co.	57,941	13,448,106
Vulcan Materials Co.	81,279	13,532,141
		$71,284,980
Consumer Products – 1.4%
Colgate-Palmolive Co.	309,550	$24,209,905
International Flavors & Fragrances, Inc.	71,476	7,896,668
Kimberly-Clark Corp.	145,996	18,617,410
Procter & Gamble Co.	186,358	25,706,223
		$76,430,206
Consumer Services – 0.5%
Booking Holdings, Inc. (a)	6,973	$13,080,023
Bright Horizons Family Solutions, Inc. (a)	145,939	9,953,040
Grand Canyon Education, Inc. (a)	72,012	5,860,336
		$28,893,399
Containers – 0.2%
Ball Corp.	193,168	$10,780,706
Electrical Equipment – 1.6%
AMETEK, Inc.	238,401	$28,646,264
Amphenol Corp., “A”	126,823	9,325,295
Johnson Controls International PLC	415,245	22,481,365
Sensata Technologies Holding PLC	581,257	23,413,032
TE Connectivity Ltd.	50,687	6,397,206
		$90,263,162
Electronics – 4.3%
Advanced Micro Devices (a)	389,161	$33,028,094
Analog Devices, Inc.	176,014	26,671,401
Applied Materials, Inc.	310,520	29,210,616
Broadcom, Inc.	100,674	50,247,400
Lam Research Corp.	56,272	24,642,072
Monolithic Power Systems, Inc.	34,113	15,459,329
NXP Semiconductors N.V.	163,925	26,978,777
Texas Instruments, Inc.	210,624	34,797,191
		$241,034,880

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Independent – 1.8%
ConocoPhillips	361,690	$39,586,971
Diamondback Energy, Inc.	180,703	24,084,096
Hess Corp.	180,564	21,808,520
Valero Energy Corp.	139,579	16,347,492
		$101,827,079
Energy - Integrated – 1.9%
ExxonMobil Corp.	1,131,610	$108,170,600
Energy - Renewables – 0.2%
Enphase Energy, Inc. (a)	10,165	$2,911,663
Generac Holdings, Inc. (a)	29,010	6,394,094
		$9,305,757
Engineering - Construction – 0.2%
APi Group, Inc. (a)	592,169	$9,208,228
Entertainment – 0.1%
Vivid Seats, Inc., “A”	696,807	$5,637,169
Food & Beverages – 2.6%
Archer Daniels Midland Co.	205,190	$18,034,149
Coca-Cola Co.	163,431	10,085,327
Coca-Cola Europacific Partners PLC	220,288	10,831,561
J.M. Smucker Co.	67,182	9,404,808
Mondelez International, Inc.	576,602	35,668,600
Oatly Group AB, ADR (a)(l)	1,575,168	5,087,793
PepsiCo, Inc.	321,753	55,428,389
		$144,540,627
Forest & Paper Products – 0.4%
Rayonier, Inc., REIT	670,294	$23,808,843
Gaming & Lodging – 0.5%
International Game Technology PLC	458,433	$8,224,288
Las Vegas Sands Corp. (a)	82,635	3,109,555
Marriott International, Inc., “A”	97,202	14,943,836
		$26,277,679
General Merchandise – 1.2%
Dollar General Corp.	167,713	$39,818,420
Dollar Tree, Inc. (a)	214,138	29,054,244
		$68,872,664

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Health Maintenance Organizations – 2.0%
Cigna Corp.	265,328	$75,207,222
Humana, Inc.	76,082	36,654,786
		$111,862,008
Insurance – 3.8%
Aon PLC	178,831	$49,940,345
Arthur J. Gallagher & Co.	182,324	33,104,569
Chubb Ltd.	187,004	35,353,106
Hartford Financial Services Group, Inc.	258,547	16,627,157
MetLife, Inc.	249,023	16,019,650
Primerica, Inc.	114,449	14,506,411
Reinsurance Group of America, Inc.	114,730	14,382,553
Voya Financial, Inc.	183,178	11,270,942
Willis Towers Watson PLC	90,759	18,771,684
		$209,976,417
Internet – 3.8%
Alphabet, Inc., “A” (a)(s)	1,912,680	$206,990,229
Gartner, Inc. (a)	11,531	3,290,025
		$210,280,254
Leisure & Toys – 0.8%
Electronic Arts, Inc.	205,995	$26,134,586
Roblox Corp., “A” (a)	153,169	5,990,439
Take-Two Interactive Software, Inc. (a)	85,960	10,535,258
		$42,660,283
Machinery & Tools – 2.3%
Dover Corp.	128,734	$16,086,601
Eaton Corp. PLC	234,727	32,073,097
Ingersoll Rand, Inc.	528,009	25,011,786
PACCAR, Inc.	264,427	23,140,007
Regal Rexnord Corp.	102,031	14,038,445
Wabtec Corp.	191,309	16,768,234
		$127,118,170
Major Banks – 3.1%
JPMorgan Chase & Co.	655,827	$74,587,205
Morgan Stanley	481,868	41,064,791
PNC Financial Services Group, Inc.	211,984	33,493,472
Regions Financial Corp.	547,608	11,866,665
Wells Fargo & Co.	319,111	13,948,342
		$174,960,475

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 1.6%
ICON PLC (a)	136,501	$28,642,005
IDEXX Laboratories, Inc. (a)	19,282	6,702,809
McKesson Corp.	106,326	39,021,642
Syneos Health, Inc. (a)	208,647	12,541,771
		$86,908,227
Medical Equipment – 4.5%
Align Technology, Inc. (a)	20,582	$5,015,833
Becton, Dickinson and Co.	171,419	43,269,584
Boston Scientific Corp. (a)(s)	1,282,302	51,689,594
Envista Holdings Corp. (a)	330,741	12,267,184
Maravai Lifesciences Holdings, Inc., “A” (a)	1,782,761	37,206,222
Medtronic PLC	516,478	45,408,746
Quidel Corp. (a)	233,603	18,515,374
STERIS PLC	124,245	25,020,458
Thermo Fisher Scientific, Inc.	27,205	14,835,430
		$253,228,425
Natural Gas - Pipeline – 0.5%
Cheniere Energy, Inc.	86,330	$13,828,339
Enterprise Products Partners LP	448,889	11,814,759
		$25,643,098
Network & Telecom – 0.6%
Equinix, Inc., REIT	28,145	$18,501,679
Motorola Solutions, Inc.	65,337	15,903,679
		$34,405,358
Oil Services – 0.5%
Cactus, Inc., “A”	303,674	$12,131,776
Schlumberger Ltd.	374,632	14,292,211
		$26,423,987
Other Banks & Diversified Financials – 4.1%
Bank OZK	127,402	$5,163,603
First Interstate BancSystem, Inc.	393,775	15,853,382
Moody's Corp.	85,711	24,386,494
Northern Trust Corp.	88,583	8,423,357
SLM Corp.	710,934	10,863,072
Truist Financial Corp.	1,257,591	58,905,562
United Community Bank, Inc.	396,800	13,304,704
Visa, Inc., “A”	449,861	89,391,879
		$226,292,053

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – 6.0%
Eli Lilly & Co.	193,187	$58,193,720
Johnson & Johnson	511,436	82,515,084
Merck & Co., Inc.	875,305	74,716,035
Organon & Co.	671,082	19,145,969
Vertex Pharmaceuticals, Inc. (a)	222,910	62,807,122
Zoetis, Inc.	259,060	40,550,662
		$337,928,592
Pollution Control – 0.4%
GFL Environmental, Inc.	827,447	$23,251,261
Printing & Publishing – 0.1%
Warner Music Group Corp.	152,660	$4,086,708
Railroad & Shipping – 1.0%
Canadian Pacific Railway Ltd.	501,130	$37,514,592
CSX Corp.	635,135	20,102,023
		$57,616,615
Real Estate – 1.4%
Broadstone Net Lease, Inc., REIT	709,757	$13,584,749
Empire State Realty Trust, REIT, “A”	1,406,852	9,805,758
Extra Space Storage, Inc., REIT	84,169	16,726,905
Innovative Industrial Properties, Inc., REIT	64,613	5,926,304
STORE Capital Corp., REIT	887,770	23,952,035
Sun Communities, Inc., REIT	59,632	9,166,035
		$79,161,786
Restaurants – 1.3%
Starbucks Corp.	582,321	$48,955,726
Wendy's Co.	1,256,049	24,091,020
		$73,046,746
Specialty Chemicals – 1.9%
Air Products & Chemicals, Inc.	59,088	$14,916,766
Ashland, Inc.	164,789	16,768,929
Avient Corp.	269,770	11,824,019
Axalta Coating Systems Ltd. (a)	478,420	12,319,315
Chemours Co.	134,276	4,529,129
Diversey Holdings Ltd. (a)	1,648,312	10,104,152
DuPont de Nemours, Inc.	230,160	12,806,102
Linde PLC	73,516	20,794,736
		$104,063,148

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – 5.6%
Amazon.com, Inc. (a)(s)	1,429,437	$181,209,728
Home Depot, Inc.	227,504	65,616,704
Ross Stores, Inc.	448,013	38,650,082
Target Corp.	157,789	25,299,888
		$310,776,402
Telecommunications - Wireless – 2.5%
Liberty Broadband Corp. (a)	235,739	$23,974,656
SBA Communications Corp., REIT	120,479	39,185,795
T-Mobile US, Inc. (a)	522,749	75,254,946
		$138,415,397
Telephone Services – 0.1%
Altice USA, Inc., “A” (a)	844,576	$8,445,760
Tobacco – 0.5%
Philip Morris International, Inc.	280,054	$26,742,356
Trucking – 0.1%
Saia, Inc. (a)	28,476	$5,889,691
Utilities - Electric Power – 3.2%
American Electric Power Co., Inc.	102,489	$10,269,398
CenterPoint Energy, Inc.	680,840	21,466,885
Constellation Energy	99,863	8,147,822
Dominion Energy, Inc.	109,911	8,990,720
Duke Energy Corp.	139,416	14,904,965
Evergy, Inc.	171,560	11,757,007
Exelon Corp.	299,588	13,154,909
NextEra Energy, Inc.	430,020	36,577,501
PG&E Corp. (a)	1,831,550	22,583,011
PPL Corp.	221,001	6,426,709
Southern Co.	185,701	14,311,976
Xcel Energy, Inc.	160,766	11,936,876
		$180,527,779
Total Common Stocks (Identified Cost, $4,415,361,303)		$5,510,318,564
Investment Companies (h) – 1.6%
Money Market Funds – 1.6%
MFS Institutional Money Market Portfolio, 2.21% (v) (Identified Cost, $86,678,421)	86,682,431	$86,682,431

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Collateral for Securities Loaned – 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.34% (j) (Identified Cost, $2,559,879)	2,559,879	$2,559,879
Securities Sold Short – (0.4)%
Medical & Health Technology & Services – (0.2)%
Healthcare Services Group, Inc.	(923,682)	$(12,996,206)
Telecommunications - Wireless – (0.2)%
Crown Castle, Inc., REIT	(44,300)	$(7,567,769)
Total Securities Sold Short (Proceeds Received, $29,571,637)		$(20,563,975)

Other Assets, Less Liabilities – 0.1%		6,115,758
Net Assets – 100.0%		$5,585,112,657

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $86,682,431 and $5,512,878,443, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
At August 31, 2022, the fund had liquid securities with an aggregate value of $65,701,180 to cover any collateral or margin obligations for securities sold short.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 8/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $2,430,523 of securities on loan (identified cost, $4,417,921,182)	$5,512,878,443
Investments in affiliated issuers, at value (identified cost, $86,678,421)	86,682,431
Receivables for
Investments sold	10,722,643
Fund shares sold	7,684,013
Interest and dividends	8,058,729
Other assets	3,772
Total assets	$5,626,030,031
Liabilities
Payable to custodian	$12,750
Payables for
Dividends on securities sold short	197,437
Securities sold short, at value (proceeds received, $29,571,637)	20,563,975
Investments purchased	10,884,561
Fund shares reacquired	5,312,017
Collateral for securities loaned, at value (c)	2,559,879
Payable to affiliates
Investment adviser	159,003
Administrative services fee	4,192
Shareholder servicing costs	857,716
Distribution and service fees	37,647
Payable for independent Trustees' compensation	3,274
Accrued expenses and other liabilities	324,923
Total liabilities	$40,917,374
Net assets	$5,585,112,657
Net assets consist of
Paid-in capital	$4,286,073,449
Total distributable earnings (loss)	1,299,039,208
Net assets	$5,585,112,657
Shares of beneficial interest outstanding	134,617,237

(c)	Non-cash collateral is not included.

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,156,740,805	53,829,922	$40.07
Class B	15,456,327	456,330	33.87
Class C	105,730,775	3,175,572	33.30
Class I	1,405,182,839	32,751,043	42.90
Class R1	2,973,687	89,171	33.35
Class R2	18,825,083	484,281	38.87
Class R3	60,662,499	1,518,875	39.94
Class R4	36,425,060	897,972	40.56
Class R6	1,783,115,582	41,414,071	43.06

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $42.51 [100 / 94.25 x $40.07]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 8/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$74,623,505
Dividends from affiliated issuers	400,759
Other	233,125
Income on securities loaned	8,064
Foreign taxes withheld	(164,332)
Total investment income	$75,101,121
Expenses
Management fee	$31,280,845
Distribution and service fees	7,610,031
Shareholder servicing costs	4,334,213
Administrative services fee	643,145
Independent Trustees' compensation	80,868
Custodian fee	143,684
Shareholder communications	308,214
Audit and tax fees	66,416
Legal fees	23,075
Dividend and interest expense on securities sold short	1,270,860
Interest expense and fees	22,770
Miscellaneous	374,750
Total expenses	$46,158,871
Reduction of expenses by investment adviser and distributor	(836,829)
Net expenses	$45,322,042
Net investment income (loss)	$29,779,079
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$204,867,189
Affiliated issuers	(9,809)
Foreign currency	4,835
Net realized gain (loss)	$204,862,215
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(1,052,720,751)
Affiliated issuers	3,563
Securities sold short	12,041,360
Net unrealized gain (loss)	$(1,040,675,828)
Net realized and unrealized gain (loss)	$(835,813,613)
Change in net assets from operations	$(806,034,534)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/22	8/31/21
Change in net assets
From operations
Net investment income (loss)	$29,779,079	$17,954,451
Net realized gain (loss)	204,862,215	442,763,411
Net unrealized gain (loss)	(1,040,675,828)	914,363,857
Change in net assets from operations	$(806,034,534)	$1,375,081,719
Total distributions to shareholders	$(433,307,610)	$(74,503,092)
Change in net assets from fund share transactions	$730,427,616	$413,702,147
Total change in net assets	$(508,914,528)	$1,714,280,774
Net assets
At beginning of period	6,094,027,185	4,379,746,411
At end of period	$5,585,112,657	$6,094,027,185
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$49.38	$38.41	$32.45	$34.18	$30.46
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.09	$0.19	$0.20	$0.20
Net realized and unrealized gain (loss)	(6.00)	11.50	6.41	1.05	5.63
Total from investment operations	$(5.85)	$11.59	$6.60	$1.25	$5.83
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.15)	$(0.15)	$(0.16)	$(0.17)
From net realized gain	(3.39)	(0.47)	(0.49)	(2.82)	(1.94)
Total distributions declared to shareholders	$(3.46)	$(0.62)	$(0.64)	$(2.98)	$(2.11)
Net asset value, end of period (x)	$40.07	$49.38	$38.41	$32.45	$34.18
Total return (%) (r)(s)(t)(x)	(12.87)	30.57	20.59	4.94	19.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.92	0.94	0.97	1.00	1.00
Expenses after expense reductions	0.91	0.92	0.96	0.98	0.99
Net investment income (loss)	0.35	0.22	0.56	0.65	0.62
Portfolio turnover	25	38	46	39	42
Net assets at end of period (000 omitted)	$2,156,741	$2,462,032	$1,960,597	$1,373,524	$1,184,976
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees	0.89	0.90	0.93	0.96	0.97
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$42.49	$33.24	$28.23	$30.19	$27.17
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.16)	$(0.19)	$(0.05)	$(0.03)	$(0.04)
Net realized and unrealized gain (loss)	(5.07)	9.91	5.55	0.89	5.00
Total from investment operations	$(5.23)	$9.72	$5.50	$0.86	$4.96
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(3.39)	(0.47)	(0.49)	(2.82)	(1.94)
Total distributions declared to shareholders	$(3.39)	$(0.47)	$(0.49)	$(2.82)	$(1.94)
Net asset value, end of period (x)	$33.87	$42.49	$33.24	$28.23	$30.19
Total return (%) (r)(s)(t)(x)	(13.52)	29.58	19.69	4.16	19.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.67	1.69	1.72	1.75	1.75
Expenses after expense reductions	1.66	1.67	1.71	1.73	1.74
Net investment income (loss)	(0.42)	(0.53)	(0.18)	(0.11)	(0.14)
Portfolio turnover	25	38	46	39	42
Net assets at end of period (000 omitted)	$15,456	$24,861	$25,018	$22,759	$26,993
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees	1.64	1.65	1.68	1.71	1.72
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$41.83	$32.72	$27.86	$29.84	$26.88
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.15)	$(0.19)	$(0.05)	$(0.03)	$(0.05)
Net realized and unrealized gain (loss)	(4.99)	9.77	5.46	0.87	4.95
Total from investment operations	$(5.14)	$9.58	$5.41	$0.84	$4.90
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.06)	$—	$—
From net realized gain	(3.39)	(0.47)	(0.49)	(2.82)	(1.94)
Total distributions declared to shareholders	$(3.39)	$(0.47)	$(0.55)	$(2.82)	$(1.94)
Net asset value, end of period (x)	$33.30	$41.83	$32.72	$27.86	$29.84
Total return (%) (r)(s)(t)(x)	(13.51)	29.62	19.66	4.14	18.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.67	1.69	1.72	1.75	1.75
Expenses after expense reductions	1.66	1.67	1.71	1.74	1.74
Net investment income (loss)	(0.41)	(0.53)	(0.18)	(0.10)	(0.17)
Portfolio turnover	25	38	46	39	42
Net assets at end of period (000 omitted)	$105,731	$140,242	$128,709	$72,093	$56,413
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees	1.64	1.65	1.69	1.71	1.72
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$52.62	$40.87	$34.47	$36.12	$32.07
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.22	$0.29	$0.30	$0.30
Net realized and unrealized gain (loss)	(6.44)	12.24	6.82	1.11	5.93
Total from investment operations	$(6.15)	$12.46	$7.11	$1.41	$6.23
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.24)	$(0.22)	$(0.24)	$(0.24)
From net realized gain	(3.39)	(0.47)	(0.49)	(2.82)	(1.94)
Total distributions declared to shareholders	$(3.57)	$(0.71)	$(0.71)	$(3.06)	$(2.18)
Net asset value, end of period (x)	$42.90	$52.62	$40.87	$34.47	$36.12
Total return (%) (r)(s)(t)(x)	(12.67)	30.91	20.89	5.17	20.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.68	0.68	0.72	0.75	0.75
Expenses after expense reductions	0.66	0.67	0.71	0.74	0.74
Net investment income (loss)	0.60	0.47	0.81	0.90	0.88
Portfolio turnover	25	38	46	39	42
Net assets at end of period (000 omitted)	$1,405,183	$1,416,134	$841,296	$467,860	$246,779
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees	0.64	0.65	0.69	0.72	0.73
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$41.89	$32.77	$27.84	$29.82	$26.86
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.15)	$(0.19)	$(0.06)	$(0.03)	$(0.04)
Net realized and unrealized gain (loss)	(5.00)	9.78	5.48	0.87	4.94
Total from investment operations	$(5.15)	$9.59	$5.42	$0.84	$4.90
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(3.39)	(0.47)	(0.49)	(2.82)	(1.94)
Total distributions declared to shareholders	$(3.39)	$(0.47)	$(0.49)	$(2.82)	$(1.94)
Net asset value, end of period (x)	$33.35	$41.89	$32.77	$27.84	$29.82
Total return (%) (r)(s)(t)(x)	(13.52)	29.60	19.68	4.14	19.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.68	1.69	1.72	1.75	1.75
Expenses after expense reductions	1.66	1.67	1.71	1.74	1.74
Net investment income (loss)	(0.41)	(0.53)	(0.20)	(0.11)	(0.14)
Portfolio turnover	25	38	46	39	42
Net assets at end of period (000 omitted)	$2,974	$3,791	$3,816	$3,186	$3,448
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees	1.64	1.65	1.69	1.71	1.73
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$48.04	$37.40	$31.61	$33.33	$29.75
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$(0.01)	$0.10	$0.12	$0.11
Net realized and unrealized gain (loss)	(5.83)	11.20	6.24	1.02	5.50
Total from investment operations	$(5.78)	$11.19	$6.34	$1.14	$5.61
Less distributions declared to shareholders
From net investment income	$—	$(0.08)	$(0.06)	$(0.04)	$(0.09)
From net realized gain	(3.39)	(0.47)	(0.49)	(2.82)	(1.94)
Total distributions declared to shareholders	$(3.39)	$(0.55)	$(0.55)	$(2.86)	$(2.03)
Net asset value, end of period (x)	$38.87	$48.04	$37.40	$31.61	$33.33
Total return (%) (r)(s)(t)(x)	(13.08)	30.27	20.28	4.66	19.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.18	1.19	1.22	1.25	1.25
Expenses after expense reductions	1.15	1.16	1.20	1.23	1.24
Net investment income (loss)	0.11	(0.02)	0.31	0.39	0.35
Portfolio turnover	25	38	46	39	42
Net assets at end of period (000 omitted)	$18,825	$21,214	$17,335	$13,416	$15,202
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees	1.13	1.14	1.17	1.20	1.22
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$49.22	$38.29	$32.36	$34.11	$30.33
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.09	$0.19	$0.20	$0.20
Net realized and unrealized gain (loss)	(5.98)	11.47	6.38	1.04	5.61
Total from investment operations	$(5.83)	$11.56	$6.57	$1.24	$5.81
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.16)	$(0.15)	$(0.17)	$(0.09)
From net realized gain	(3.39)	(0.47)	(0.49)	(2.82)	(1.94)
Total distributions declared to shareholders	$(3.45)	$(0.63)	$(0.64)	$(2.99)	$(2.03)
Net asset value, end of period (x)	$39.94	$49.22	$38.29	$32.36	$34.11
Total return (%) (r)(s)(t)(x)	(12.87)	30.59	20.56	4.91	19.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.92	0.94	0.97	1.00	1.00
Expenses after expense reductions	0.91	0.92	0.96	0.99	0.99
Net investment income (loss)	0.34	0.22	0.56	0.64	0.61
Portfolio turnover	25	38	46	39	42
Net assets at end of period (000 omitted)	$60,662	$77,453	$63,347	$42,199	$34,916
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees	0.89	0.90	0.94	0.96	0.98
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$49.93	$38.81	$32.76	$34.48	$30.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.20	$0.27	$0.28	$0.28
Net realized and unrealized gain (loss)	(6.08)	11.63	6.48	1.05	5.67
Total from investment operations	$(5.81)	$11.83	$6.75	$1.33	$5.95
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.24)	$(0.21)	$(0.23)	$(0.24)
From net realized gain	(3.39)	(0.47)	(0.49)	(2.82)	(1.94)
Total distributions declared to shareholders	$(3.56)	$(0.71)	$(0.70)	$(3.05)	$(2.18)
Net asset value, end of period (x)	$40.56	$49.93	$38.81	$32.76	$34.48
Total return (%) (r)(s)(t)(x)	(12.67)	30.92	20.88	5.18	20.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.67	0.69	0.72	0.75	0.75
Expenses after expense reductions	0.66	0.67	0.71	0.74	0.74
Net investment income (loss)	0.60	0.47	0.80	0.89	0.86
Portfolio turnover	25	38	46	39	42
Net assets at end of period (000 omitted)	$36,425	$42,883	$35,770	$29,218	$27,707
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees	0.64	0.65	0.69	0.71	0.73
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$52.78	$40.98	$34.55	$36.18	$32.12
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.25	$0.32	$0.32	$0.32
Net realized and unrealized gain (loss)	(6.45)	12.29	6.83	1.13	5.95
Total from investment operations	$(6.12)	$12.54	$7.15	$1.45	$6.27
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.27)	$(0.23)	$(0.26)	$(0.27)
From net realized gain	(3.39)	(0.47)	(0.49)	(2.82)	(1.94)
Total distributions declared to shareholders	$(3.60)	$(0.74)	$(0.72)	$(3.08)	$(2.21)
Net asset value, end of period (x)	$43.06	$52.78	$40.98	$34.55	$36.18
Total return (%) (r)(s)(t)(x)	(12.57)	31.03	20.98	5.28	20.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.59	0.60	0.64	0.67	0.67
Expenses after expense reductions	0.57	0.59	0.63	0.66	0.66
Net investment income (loss)	0.69	0.56	0.89	0.98	0.95
Portfolio turnover	25	38	46	39	42
Net assets at end of period (000 omitted)	$1,783,116	$1,905,417	$1,303,858	$783,340	$577,588
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees	0.55	0.57	0.60	0.63	0.65

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Core Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales

Notes to Financial Statements  - continued
reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires

Notes to Financial Statements  - continued
judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$5,510,318,564	$—	$—	$5,510,318,564
Mutual Funds	89,242,310	—	—	89,242,310
Total	$5,599,560,874	$—	$—	$5,599,560,874
Securities Sold Short	$(20,563,975)	$—	$—	$(20,563,975)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2022, this expense amounted to $1,270,860. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required

Notes to Financial Statements  - continued
collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $2,430,523. The fair value of the fund's investment securities on loan and a related liability of $2,559,879 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $69,425 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result,

Notes to Financial Statements  - continued
no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/22	Year ended 8/31/21
Ordinary income (including any short-term capital gains)	$183,307,105	$21,997,904
Long-term capital gains	250,000,505	52,505,188
Total distributions	$433,307,610	$74,503,092
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/22
Cost of investments	$4,487,432,649
Gross appreciation	1,494,186,820
Gross depreciation	(402,622,570)
Net unrealized appreciation (depreciation)	$1,091,564,250
Undistributed ordinary income	28,189,853
Undistributed long-term capital gain	174,804,849
Other temporary differences	4,480,256
Total distributable earnings (loss)	$1,299,039,208
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to

Notes to Financial Statements  - continued
differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/22	Year ended 8/31/21
Class A	$172,852,603	$30,040,189
Class B	1,835,488	331,454
Class C	11,222,207	1,808,146
Class I	102,395,888	15,698,076
Class R1	303,682	46,383
Class R2	1,478,984	249,807
Class R3	5,462,151	1,071,678
Class R4	2,852,391	669,489
Class R6	134,904,216	24,587,870
Total	$433,307,610	$74,503,092
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $500 million	0.65%
In excess of $500 million and up to $2.5 billion	0.55%
In excess of $2.5 billion and up to $5 billion	0.50%
In excess of $5 billion and up to $10 billion	0.47%
In excess of $10 billion	0.45%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2022, this management fee reduction amounted to $832,412, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.51% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $366,681 for the year ended August 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Notes to Financial Statements  - continued
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 5,849,221
Class B	0.75%	0.25%	1.00%	1.00%	201,820
Class C	0.75%	0.25%	1.00%	1.00%	1,248,769
Class R1	0.75%	0.25%	1.00%	1.00%	35,592
Class R2	0.25%	0.25%	0.50%	0.49%	98,664
Class R3	—	0.25%	0.25%	0.25%	175,965
Total Distribution and Service Fees					$7,610,031
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2022, this rebate amounted to $1,589, $2, $18, and $2,808 for Class A, Class B, Class C, and Class R2 shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2022, were as follows:
Amount
Class A	$35,299
Class B	7,492
Class C	8,044
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2022, the fee was $510,985, which equated to 0.0086% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing

Notes to Financial Statements  - continued
costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,823,228.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.0108% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a net decrease in pension expense of $401 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2022. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $2,460 at August 31, 2022, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2022, the fund engaged in sale transactions pursuant to this policy, which amounted to $6,213,051. The sales transactions resulted in net realized gains (losses) of $1,864,616.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2022, this reimbursement amounted to $220,833, which is included in “Other” income in the Statement of Operations.

Notes to Financial Statements  - continued
(4) Portfolio Securities
For the year ended August 31, 2022, purchases and sales of investments, other than short sales, and short-term obligations, aggregated $1,817,294,847 and $1,476,558,920, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,081,371	$313,593,228	9,211,619	$393,647,217
Class B	8,590	324,881	11,050	402,439
Class C	446,130	16,898,958	685,105	24,071,525
Class I	14,165,832	670,955,988	11,744,494	537,407,557
Class R1	33,104	1,229,815	14,117	505,091
Class R2	123,562	5,247,874	116,552	4,749,423
Class R3	274,974	12,197,273	424,323	17,624,848
Class R4	161,191	7,287,844	164,900	6,980,564
Class R6	10,609,102	508,104,101	12,032,991	545,382,832
	32,903,856	$1,535,839,962	34,405,151	$1,530,771,496
Shares issued to shareholders in reinvestment of distributions
Class A	3,562,980	$167,210,640	724,146	$28,994,825
Class B	45,078	1,798,152	9,268	321,121
Class C	267,931	10,505,565	49,935	1,703,281
Class I	1,818,846	91,233,293	348,791	14,855,003
Class R1	7,733	303,682	1,358	46,383
Class R2	32,394	1,477,502	6,393	249,513
Class R3	116,763	5,462,151	26,846	1,071,678
Class R4	59,453	2,819,255	16,273	657,586
Class R6	2,641,838	132,884,430	556,640	23,768,523
	8,553,016	$413,694,670	1,739,650	$71,667,913

Notes to Financial Statements  - continued
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(6,675,894)	$(294,800,220)	(11,122,341)	$(453,678,972)
Class B	(182,384)	(6,872,702)	(188,005)	(6,835,400)
Class C	(891,321)	(33,011,810)	(1,315,610)	(46,164,817)
Class I	(10,147,556)	(474,213,363)	(5,763,622)	(260,966,836)
Class R1	(42,175)	(1,536,764)	(41,418)	(1,451,025)
Class R2	(113,258)	(4,915,479)	(144,822)	(5,992,608)
Class R3	(446,435)	(19,633,182)	(531,877)	(22,914,796)
Class R4	(181,591)	(8,309,164)	(243,901)	(10,478,244)
Class R6	(7,940,262)	(375,814,332)	(8,303,149)	(380,254,564)
	(26,620,876)	$(1,219,107,016)	(27,654,745)	$(1,188,737,262)
Net change
Class A	3,968,457	$186,003,648	(1,186,576)	$(31,036,930)
Class B	(128,716)	(4,749,669)	(167,687)	(6,111,840)
Class C	(177,260)	(5,607,287)	(580,570)	(20,390,011)
Class I	5,837,122	287,975,918	6,329,663	291,295,724
Class R1	(1,338)	(3,267)	(25,943)	(899,551)
Class R2	42,698	1,809,897	(21,877)	(993,672)
Class R3	(54,698)	(1,973,758)	(80,708)	(4,218,270)
Class R4	39,053	1,797,935	(62,728)	(2,840,094)
Class R6	5,310,678	265,174,199	4,286,482	188,896,791
	14,835,996	$730,427,616	8,490,056	$413,702,147
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an

Notes to Financial Statements  - continued
agreed upon spread. For the year ended August 31, 2022, the fund’s commitment fee and interest expense were $22,754 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$91,616,920	$832,425,164	$837,353,407	$(9,809)	$3,563	$86,682,431

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$400,759	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Core Equity Fund and the Board of Trustees of MFS Series Trust I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Core Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 17, 2022

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson(k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers -continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Joseph MacDougall

Board Review of Investment Advisory Agreement
MFS Core Equity Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 4th quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million, $2.5 billion, $5 billion and $10 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services

Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $300,833,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 27.13% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
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Annual Report
August 31, 2022
MFS®  Low Volatility
Equity Fund
LVU-ANN

MFS® Low Volatility
Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Richly valued, interest rate–sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in fixed income and currency markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
October 17, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Amdocs Ltd.	3.5%
Microsoft Corp.	3.3%
Alphabet, Inc., “A”	2.9%
Johnson & Johnson	2.8%
Accenture PLC, “A”	2.7%
Republic Services, Inc.	2.4%
PepsiCo, Inc.	2.3%
Merck & Co., Inc.	2.3%
Eli Lilly & Co.	2.0%
Everest Re Group Ltd.	2.0%
GICS equity sectors (g)
Information Technology	23.0%
Health Care	16.9%
Industrials	14.0%
Consumer Staples	10.7%
Communication Services	8.6%
Utilities	7.8%
Financials	7.3%
Consumer Discretionary	6.8%
Real Estate	3.1%
Materials	1.1%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended August 31, 2022, Class A shares of the MFS Low Volatility Equity Fund (fund) provided a total return of -9.47%, at net asset value. This compares with a return of -11.23% for the fund’s benchmark, the Standard & Poor's 500 Stock Index (S&P 500 Index).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of rising labor and volatile materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for raw materials were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Stock selection and, to a lesser extent, an overweight position in the health care sector contributed to the fund's performance relative to the S&P 500 Index. Within this sector, the fund's overweight positions in health services and information technology company McKesson and pharmaceutical company Eli Lilly bolstered relative returns. The stock price of McKesson rose steadily throughout the reporting period, benefiting from US government contracts to distribute COVID-19 vaccines and the company’s year-over-year operating profit growth.
3

Management Review - continued
An overweight position and, to a lesser extent, stock selection in the consumer staples sector also benefited relative results. Within this sector, the fund’s overweight position in global food company General Mills and beverages, food and snacks producer PepsiCo helped relative performance.
An overweight position in the utilities sector supported relative returns, led by the fund's overweight position in utility services provider Exelon.
Elsewhere, the timing of the fund's ownership in shares of social networking service provider Meta Platforms(h), and holding shares of software company Amdocs(b), benefited relative returns. The share price of Meta Platforms fell as the company’s financial results came in meaningfully below expectations due to rising competition from TikTok and headwinds from Apple’s App Tracking Transparency, as well as hard-to-beat prior-year sales comparisons and ongoing supply chain issues. Additionally, not holding shares of weak-performing digital payment technology developer PayPal and streaming service provider Netflix, and an overweight position in waste disposal company Republic Services, buoyed relative results.
Detractors from Performance
Not holding any stocks within the strong-performing energy sector was a primary detractor from relative performance. Within this sector, not holding shares of oil and gas production giant Exxon Mobil and integrated energy company Chevron held back relative results. The share price of Exxon Mobil advanced on the back of strong execution, economic recovery and rising oil prices. Additionally, strong volumes in both upstream and downstream segments further benefited overall results.
Stock selection in the consumer discretionary sector also hindered relative performance, led by the fund's overweight positions in retail giant Target(h) and coffee and tea company Starbucks. Additionally, not holding shares of electric vehicle manufacturer Tesla further weakened relative results. The share price of Tesla advanced as the company benefited from continued demand for electric vehicles and improved operating margins.
Elsewhere, the timing of the fund's ownership in shares of computer and personal electronics maker Apple(h) dampened relative results. The share price of Apple advanced over the period, reflecting strong growth in Indian, Vietnamese and Indonesian markets, coupled with smartphone users switching to iPhone and expectations for the supply chain constraints in China to loosen. Additionally, the fund's overweight positions in software company Adobe Systems(h) and cable services provider Charter Communications, and holding shares of broadband communications provider Cable One(b) and software company Atlassian(b)(h), hindered relative returns.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on
4

Management Review - continued
market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 8/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
6

Performance Summary  - continued
Total Returns through 8/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	12/05/13	(9.47)%	10.17%	10.25%
B	12/05/13	(10.15)%	9.34%	9.41%
C	12/05/13	(10.14)%	9.35%	9.42%
I	12/05/13	(9.28)%	10.45%	10.51%
R1	12/05/13	(10.12)%	9.35%	9.42%
R2	12/05/13	(9.72)%	9.89%	9.97%
R3	12/05/13	(9.49)%	10.18%	10.25%
R4	12/05/13	(9.22)%	10.45%	10.52%
R6	12/05/13	(9.13)%	10.55%	10.61%
Comparative benchmark(s)

Standard & Poor's 500 Stock Index (f)	(11.23)%	11.82%	11.58%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(14.67)%	8.87%	9.50%
B With CDSC (Declining over six years from 4% to 0%) (v)	(13.58)%	9.06%	9.41%
C With CDSC (1% for 12 months) (v)	(11.00)%	9.35%	9.42%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
7

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2022 through August 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/22	Ending Account Value 8/31/22	Expenses Paid During Period (p) 3/01/22-8/31/22
A	Actual	0.89%	$1,000.00	$959.84	$4.40
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
B	Actual	1.64%	$1,000.00	$955.88	$8.09
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
C	Actual	1.64%	$1,000.00	$956.18	$8.09
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
I	Actual	0.64%	$1,000.00	$960.52	$3.16
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R1	Actual	1.64%	$1,000.00	$956.02	$8.09
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
R2	Actual	1.14%	$1,000.00	$958.51	$5.63
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
R3	Actual	0.89%	$1,000.00	$959.47	$4.40
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
R4	Actual	0.64%	$1,000.00	$961.16	$3.16
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R6	Actual	0.54%	$1,000.00	$961.68	$2.67
	Hypothetical (h)	0.54%	$1,000.00	$1,022.48	$2.75
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
8/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.3%
Aerospace & Defense – 2.3%
CACI International, Inc., “A” (a)	13,775	$3,868,984
General Dynamics Corp.	8,743	2,001,535
Honeywell International, Inc.	12,063	2,284,129
Huntington Ingalls Industries, Inc.	8,340	1,920,369
		$10,075,017
Brokerage & Asset Managers – 0.4%
Raymond James Financial, Inc.	18,300	$1,909,971
Business Services – 8.9%
Accenture PLC, “A”	40,317	$11,629,842
Amdocs Ltd.	179,129	15,310,156
Cognizant Technology Solutions Corp., “A”	38,806	2,451,375
Fidelity National Information Services, Inc.	23,540	2,150,850
Fiserv, Inc. (a)	22,330	2,259,573
FleetCor Technologies, Inc. (a)	12,965	2,755,451
Verisk Analytics, Inc., “A”	10,489	1,963,121
		$38,520,368
Cable TV – 2.3%
Cable One, Inc.	3,087	$3,503,745
Charter Communications, Inc., “A” (a)	9,535	3,934,427
Comcast Corp., “A”	69,072	2,499,716
		$9,937,888
Computer Software – 5.4%
Cadence Design Systems, Inc. (a)	16,232	$2,820,635
Intuit, Inc.	14,402	6,218,495
Microsoft Corp.	55,090	14,404,382
		$23,443,512
Computer Software - Systems – 1.0%
Juniper Networks, Inc.	94,213	$2,677,534
SS&C Technologies Holdings, Inc.	29,558	1,648,154
		$4,325,688
Construction – 0.5%
AvalonBay Communities, Inc., REIT	10,943	$2,198,558
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 2.4%
Colgate-Palmolive Co.	54,587	$4,269,249
Procter & Gamble Co.	44,541	6,143,986
		$10,413,235
Electrical Equipment – 2.8%
AMETEK, Inc.	16,963	$2,038,274
Johnson Controls International PLC	59,235	3,206,983
TE Connectivity Ltd.	54,237	6,845,252
		$12,090,509
Electronics – 1.5%
Texas Instruments, Inc.	38,830	$6,415,104
Food & Beverages – 4.8%
General Mills, Inc.	90,838	$6,976,358
J.M. Smucker Co.	11,703	1,638,303
Mondelez International, Inc.	36,951	2,285,789
PepsiCo, Inc.	57,337	9,877,445
		$20,777,895
Food & Drug Stores – 2.7%
Kroger Co.	90,433	$4,335,358
Wal-Mart Stores, Inc.	53,916	7,146,566
		$11,481,924
Gaming & Lodging – 0.4%
Hilton Worldwide Holdings, Inc.	13,274	$1,690,577
General Merchandise – 1.9%
Costco Wholesale Corp.	6,710	$3,503,291
Dollar General Corp.	19,051	4,523,088
		$8,026,379
Health Maintenance Organizations – 1.1%
Humana, Inc.	5,061	$2,438,289
UnitedHealth Group, Inc.	4,434	2,302,709
		$4,740,998
Insurance – 6.4%
Aon PLC	11,829	$3,303,366
Assurant, Inc.	20,712	3,282,645
Chubb Ltd.	24,900	4,707,345
Everest Re Group Ltd.	32,063	8,626,550
Hanover Insurance Group, Inc.	15,929	2,061,053
Hartford Financial Services Group, Inc.	35,125	2,258,889
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – continued
MetLife, Inc.	52,199	$3,357,962
		$27,597,810
Internet – 4.1%
Alphabet, Inc., “A” (a)	114,403	$12,380,693
Alphabet, Inc., “C” (a)	50,682	5,531,940
		$17,912,633
Machinery & Tools – 2.4%
Eaton Corp. PLC	43,228	$5,906,674
PACCAR, Inc.	19,698	1,723,772
Roper Technologies, Inc.	6,962	2,802,762
		$10,433,208
Medical & Health Technology & Services – 1.7%
McKesson Corp.	20,501	$7,523,867
Medical Equipment – 4.8%
Abbott Laboratories	16,170	$1,659,850
Danaher Corp.	14,396	3,885,624
Medtronic PLC	62,155	5,464,668
STERIS PLC	35,636	7,176,378
Thermo Fisher Scientific, Inc.	4,661	2,541,737
		$20,728,257
Network & Telecom – 1.4%
Motorola Solutions, Inc.	24,700	$6,012,227
Other Banks & Diversified Financials – 3.4%
Mastercard, Inc., “A”	15,700	$5,092,609
U.S. Bancorp	40,934	1,867,000
Visa, Inc., “A”	39,065	7,762,606
		$14,722,215
Pharmaceuticals – 9.3%
Eli Lilly & Co.	28,980	$8,729,645
Johnson & Johnson	74,069	11,950,292
Merck & Co., Inc.	114,871	9,805,389
Pfizer, Inc.	112,846	5,104,025
Zoetis, Inc.	27,999	4,382,683
		$39,972,034
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pollution Control – 5.0%
Republic Services, Inc.	72,689	$10,374,174
Waste Connections, Inc.	44,899	6,249,043
Waste Management, Inc.	28,680	4,847,780
		$21,470,997
Railroad & Shipping – 0.4%
CSX Corp.	53,949	$1,707,486
Real Estate – 2.6%
Extra Space Storage, Inc., REIT	14,322	$2,846,211
Life Storage, Inc., REIT	15,411	1,961,050
Public Storage, Inc., REIT	13,682	4,526,416
Sun Communities, Inc., REIT	11,567	1,777,963
		$11,111,640
Restaurants – 1.8%
McDonald's Corp.	17,121	$4,319,286
Starbucks Corp.	42,751	3,594,076
		$7,913,362
Specialty Chemicals – 1.1%
Ashland, Inc.	21,614	$2,199,441
Ecolab, Inc.	15,120	2,477,109
		$4,676,550
Specialty Stores – 3.6%
AutoZone, Inc. (a)	2,950	$6,251,670
Home Depot, Inc.	16,435	4,740,183
O'Reilly Automotive, Inc. (a)	2,587	1,803,449
Ulta Beauty, Inc. (a)	6,385	2,680,870
		$15,476,172
Telecommunications - Wireless – 1.8%
T-Mobile US, Inc. (a)	52,822	$7,604,255
Telephone Services – 0.4%
Verizon Communications, Inc.	43,812	$1,831,780
Trucking – 2.9%
Expeditors International of Washington, Inc.	23,604	$2,428,616
J.B. Hunt Transport Services, Inc.	12,296	2,139,750
Landstar System, Inc.	16,806	2,464,264
Old Dominion Freight Line, Inc.	20,496	5,562,819
		$12,595,449
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 7.8%
American Electric Power Co., Inc.	36,380	$3,645,276
DTE Energy Co.	26,829	3,496,892
Duke Energy Corp.	38,112	4,074,554
Edison International	26,975	1,828,096
Evergy, Inc.	39,799	2,727,425
Exelon Corp.	150,642	6,614,690
NextEra Energy, Inc.	28,365	2,412,727
Sempra Energy	20,336	3,354,830
Xcel Energy, Inc.	72,696	5,397,678
		$33,552,168
Total Common Stocks (Identified Cost, $329,763,442)		$428,889,733
Investment Companies (h) – 0.5%
Money Market Funds – 0.5%
MFS Institutional Money Market Portfolio, 2.21% (v) (Identified Cost, $2,259,582)	2,259,582	$2,259,582

Other Assets, Less Liabilities – 0.2%		815,210
Net Assets – 100.0%		$431,964,525

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,259,582 and $428,889,733, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 8/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $329,763,442)	$428,889,733
Investments in affiliated issuers, at value (identified cost, $2,259,582)	2,259,582
Receivables for
Fund shares sold	579,702
Dividends	723,746
Receivable from investment adviser	20,010
Other assets	427
Total assets	$432,473,200
Liabilities
Payables for
Fund shares reacquired	$295,503
Payable to affiliates
Administrative services fee	473
Shareholder servicing costs	97,635
Distribution and service fees	3,815
Payable for independent Trustees' compensation	68
Accrued expenses and other liabilities	111,181
Total liabilities	$508,675
Net assets	$431,964,525
Net assets consist of
Paid-in capital	$287,648,317
Total distributable earnings (loss)	144,316,208
Net assets	$431,964,525
Shares of beneficial interest outstanding	22,298,382
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$161,776,485	8,356,817	$19.36
Class B	1,711,639	88,764	19.28
Class C	25,754,152	1,341,287	19.20
Class I	163,689,399	8,440,848	19.39
Class R1	522,153	27,032	19.32
Class R2	511,490	26,297	19.45
Class R3	643,601	33,124	19.43
Class R4	96,657	4,981	19.41
Class R6	77,258,949	3,979,232	19.42

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $20.54 [100 / 94.25 x $19.36]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 8/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$7,944,703
Dividends from affiliated issuers	9,392
Other	7,354
Foreign taxes withheld	(7,690)
Total investment income	$7,953,759
Expenses
Management fee	$2,663,899
Distribution and service fees	745,235
Shareholder servicing costs	474,693
Administrative services fee	88,001
Independent Trustees' compensation	9,056
Custodian fee	41,274
Shareholder communications	52,780
Audit and tax fees	60,909
Legal fees	1,716
Miscellaneous	187,383
Total expenses	$4,324,946
Reduction of expenses by investment adviser and distributor	(240,653)
Net expenses	$4,084,293
Net investment income (loss)	$3,869,466
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$68,425,261
Affiliated issuers	(239)
Foreign currency	37
Net realized gain (loss)	$68,425,059
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(124,232,303)
Translation of assets and liabilities in foreign currencies	(160)
Net unrealized gain (loss)	$(124,232,463)
Net realized and unrealized gain (loss)	$(55,807,404)
Change in net assets from operations	$(51,937,938)
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/22	8/31/21
Change in net assets
From operations
Net investment income (loss)	$3,869,466	$5,312,280
Net realized gain (loss)	68,425,059	45,239,789
Net unrealized gain (loss)	(124,232,463)	112,943,592
Change in net assets from operations	$(51,937,938)	$163,495,661
Total distributions to shareholders	$(31,271,225)	$(6,341,771)
Change in net assets from fund share transactions	$(113,407,964)	$(240,280,530)
Total change in net assets	$(196,617,127)	$(83,126,640)
Net assets
At beginning of period	628,581,652	711,708,292
At end of period	$431,964,525	$628,581,652
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$22.51	$17.32	$16.28	$15.05	$13.77
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.14	$0.18	$0.18	$0.18
Net realized and unrealized gain (loss)	(2.15)	5.22	1.04	1.68	1.47
Total from investment operations	$(2.02)	$5.36	$1.22	$1.86	$1.65
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.17)	$(0.16)	$(0.17)	$(0.18)
From net realized gain	(1.01)	—	(0.02)	(0.46)	(0.19)
Total distributions declared to shareholders	$(1.13)	$(0.17)	$(0.18)	$(0.63)	$(0.37)
Net asset value, end of period (x)	$19.36	$22.51	$17.32	$16.28	$15.05
Total return (%) (r)(s)(t)(x)	(9.47)	31.16	7.64	13.23	12.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.94	0.92	0.92	1.05	1.16
Expenses after expense reductions	0.89	0.89	0.89	0.89	0.88
Net investment income (loss)	0.63	0.71	1.11	1.22	1.25
Portfolio turnover	36	20	34	28	30
Net assets at end of period (000 omitted)	$161,776	$171,216	$135,199	$85,022	$41,177
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$22.46	$17.29	$16.25	$15.02	$13.74
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.01)	$0.06	$0.07	$0.07
Net realized and unrealized gain (loss)	(2.14)	5.22	1.03	1.68	1.47
Total from investment operations	$(2.17)	$5.21	$1.09	$1.75	$1.54
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$(0.04)	$(0.03)	$(0.06)	$(0.07)
From net realized gain	(1.01)	—	(0.02)	(0.46)	(0.19)
Total distributions declared to shareholders	$(1.01)	$(0.04)	$(0.05)	$(0.52)	$(0.26)
Net asset value, end of period (x)	$19.28	$22.46	$17.29	$16.25	$15.02
Total return (%) (r)(s)(t)(x)	(10.15)	30.19	6.77	12.41	11.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.69	1.67	1.67	1.81	1.91
Expenses after expense reductions	1.64	1.64	1.64	1.64	1.64
Net investment income (loss)	(0.14)	(0.04)	0.35	0.48	0.50
Portfolio turnover	36	20	34	28	30
Net assets at end of period (000 omitted)	$1,712	$2,511	$2,198	$2,558	$2,211

Class C	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$22.37	$17.22	$16.20	$14.98	$13.70
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.01)	$0.06	$0.07	$0.07
Net realized and unrealized gain (loss)	(2.13)	5.20	1.03	1.67	1.48
Total from investment operations	$(2.16)	$5.19	$1.09	$1.74	$1.55
Less distributions declared to shareholders
From net investment income	$—	$(0.04)	$(0.05)	$(0.06)	$(0.08)
From net realized gain	(1.01)	—	(0.02)	(0.46)	(0.19)
Total distributions declared to shareholders	$(1.01)	$(0.04)	$(0.07)	$(0.52)	$(0.27)
Net asset value, end of period (x)	$19.20	$22.37	$17.22	$16.20	$14.98
Total return (%) (r)(s)(t)(x)	(10.14)	30.20	6.75	12.40	11.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.69	1.67	1.67	1.81	1.91
Expenses after expense reductions	1.64	1.64	1.64	1.64	1.64
Net investment income (loss)	(0.14)	(0.03)	0.35	0.47	0.50
Portfolio turnover	36	20	34	28	30
Net assets at end of period (000 omitted)	$25,754	$32,839	$29,429	$21,859	$13,942
See Notes to Financial Statements
21

Financial Highlights – continued
Class I	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$22.55	$17.34	$16.31	$15.07	$13.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.19	$0.22	$0.23	$0.21
Net realized and unrealized gain (loss)	(2.15)	5.23	1.03	1.68	1.49
Total from investment operations	$(1.98)	$5.42	$1.25	$1.91	$1.70
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.21)	$(0.20)	$(0.21)	$(0.22)
From net realized gain	(1.01)	—	(0.02)	(0.46)	(0.19)
Total distributions declared to shareholders	$(1.18)	$(0.21)	$(0.22)	$(0.67)	$(0.41)
Net asset value, end of period (x)	$19.39	$22.55	$17.34	$16.31	$15.07
Total return (%) (r)(s)(t)(x)	(9.28)	31.55	7.82	13.55	12.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.68	0.67	0.67	0.78	0.91
Expenses after expense reductions	0.64	0.64	0.64	0.64	0.64
Net investment income (loss)	0.82	0.99	1.35	1.46	1.50
Portfolio turnover	36	20	34	28	30
Net assets at end of period (000 omitted)	$163,689	$335,165	$464,428	$246,245	$30,751

Class R1	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$22.50	$17.33	$16.29	$15.06	$13.77
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.01)	$0.05	$0.07	$0.07
Net realized and unrealized gain (loss)	(2.14)	5.23	1.05	1.68	1.48
Total from investment operations	$(2.17)	$5.22	$1.10	$1.75	$1.55
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$(0.05)	$(0.04)	$(0.06)	$(0.07)
From net realized gain	(1.01)	—	(0.02)	(0.46)	(0.19)
Total distributions declared to shareholders	$(1.01)	$(0.05)	$(0.06)	$(0.52)	$(0.26)
Net asset value, end of period (x)	$19.32	$22.50	$17.33	$16.29	$15.06
Total return (%) (r)(s)(t)(x)	(10.12)	30.18	6.79	12.37	11.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.69	1.67	1.67	1.81	1.91
Expenses after expense reductions	1.64	1.64	1.64	1.64	1.64
Net investment income (loss)	(0.14)	(0.07)	0.34	0.48	0.49
Portfolio turnover	36	20	34	28	30
Net assets at end of period (000 omitted)	$522	$683	$340	$164	$136
See Notes to Financial Statements
22

Financial Highlights – continued
Class R2	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$22.61	$17.39	$16.36	$15.12	$13.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.09	$0.14	$0.15	$0.14
Net realized and unrealized gain (loss)	(2.16)	5.25	1.04	1.68	1.49
Total from investment operations	$(2.09)	$5.34	$1.18	$1.83	$1.63
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.12)	$(0.13)	$(0.13)	$(0.15)
From net realized gain	(1.01)	—	(0.02)	(0.46)	(0.19)
Total distributions declared to shareholders	$(1.07)	$(0.12)	$(0.15)	$(0.59)	$(0.34)
Net asset value, end of period (x)	$19.45	$22.61	$17.39	$16.36	$15.12
Total return (%) (r)(s)(t)(x)	(9.72)	30.88	7.29	12.94	11.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.19	1.17	1.17	1.30	1.42
Expenses after expense reductions	1.14	1.14	1.14	1.14	1.14
Net investment income (loss)	0.34	0.45	0.86	0.98	1.01
Portfolio turnover	36	20	34	28	30
Net assets at end of period (000 omitted)	$511	$742	$531	$368	$156

Class R3	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$22.59	$17.38	$16.34	$15.10	$13.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.14	$0.18	$0.19	$0.18
Net realized and unrealized gain (loss)	(2.16)	5.24	1.05	1.68	1.48
Total from investment operations	$(2.03)	$5.38	$1.23	$1.87	$1.66
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.17)	$(0.17)	$(0.17)	$(0.18)
From net realized gain	(1.01)	—	(0.02)	(0.46)	(0.19)
Total distributions declared to shareholders	$(1.13)	$(0.17)	$(0.19)	$(0.63)	$(0.37)
Net asset value, end of period (x)	$19.43	$22.59	$17.38	$16.34	$15.10
Total return (%) (r)(s)(t)(x)	(9.49)	31.17	7.65	13.24	12.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.94	0.92	0.93	1.05	1.16
Expenses after expense reductions	0.89	0.89	0.89	0.89	0.89
Net investment income (loss)	0.62	0.70	1.15	1.22	1.25
Portfolio turnover	36	20	34	28	30
Net assets at end of period (000 omitted)	$644	$786	$573	$100	$67
See Notes to Financial Statements
23

Financial Highlights – continued
Class R4	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$22.56	$17.36	$16.32	$15.08	$13.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.18	$0.22	$0.22	$0.21
Net realized and unrealized gain (loss)	(2.15)	5.23	1.04	1.69	1.49
Total from investment operations	$(1.97)	$5.41	$1.26	$1.91	$1.70
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.21)	$(0.20)	$(0.21)	$(0.22)
From net realized gain	(1.01)	—	(0.02)	(0.46)	(0.19)
Total distributions declared to shareholders	$(1.18)	$(0.21)	$(0.22)	$(0.67)	$(0.41)
Net asset value, end of period (x)	$19.41	$22.56	$17.36	$16.32	$15.08
Total return (%) (r)(s)(t)(x)	(9.22)	31.47	7.87	13.53	12.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.69	0.66	0.67	0.81	0.91
Expenses after expense reductions	0.64	0.64	0.64	0.64	0.64
Net investment income (loss)	0.87	0.96	1.35	1.48	1.50
Portfolio turnover	36	20	34	28	30
Net assets at end of period (000 omitted)	$97	$107	$81	$75	$66

Class R6	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$22.57	$17.37	$16.32	$15.09	$13.80
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.20	$0.23	$0.23	$0.23
Net realized and unrealized gain (loss)	(2.15)	5.23	1.05	1.68	1.48
Total from investment operations	$(1.95)	$5.43	$1.28	$1.91	$1.71
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.23)	$(0.21)	$(0.22)	$(0.23)
From net realized gain	(1.01)	—	(0.02)	(0.46)	(0.19)
Total distributions declared to shareholders	$(1.20)	$(0.23)	$(0.23)	$(0.68)	$(0.42)
Net asset value, end of period (x)	$19.42	$22.57	$17.37	$16.32	$15.09
Total return (%) (r)(s)(t)(x)	(9.13)	31.57	8.02	13.56	12.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.59	0.58	0.59	0.71	0.82
Expenses after expense reductions	0.54	0.55	0.56	0.56	0.54
Net investment income (loss)	0.97	1.06	1.45	1.53	1.60
Portfolio turnover	36	20	34	28	30
Net assets at end of period (000 omitted)	$77,259	$84,532	$78,929	$31,283	$8,632

See Notes to Financial Statements
24

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
25

Notes to Financial Statements
(1) Business and Organization
MFS Low Volatility Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be
26

Notes to Financial Statements  - continued
valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes
27

Notes to Financial Statements  - continued
unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$428,889,733	$—	$—	$428,889,733
Mutual Funds	2,259,582	—	—	2,259,582
Total	$431,149,315	$—	$—	$431,149,315
For further information regarding security characteristics, see the Portfolio of Investments.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts
28

Notes to Financial Statements  - continued
in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/22	Year ended 8/31/21
Ordinary income (including any short-term capital gains)	$3,631,213	$6,341,771
Long-term capital gains	27,640,012	—
Total distributions	$31,271,225	$6,341,771
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/22
Cost of investments	$336,359,648
Gross appreciation	106,410,460
Gross depreciation	(11,620,793)
Net unrealized appreciation (depreciation)	$94,789,667
Undistributed ordinary income	656,783
Undistributed long-term capital gain	48,869,911
Other temporary differences	(153)
Total distributable earnings (loss)	$144,316,208
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
29

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/22	Year ended 8/31/21
Class A	$8,750,568	$1,273,579
Class B	112,448	4,711
Class C	1,444,870	67,219
Class I	16,367,684	4,015,188
Class R1	29,956	1,078
Class R2	36,843	3,771
Class R3	38,144	5,668
Class R4	5,631	1,005
Class R6	4,485,081	969,552
Total	$31,271,225	$6,341,771
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2022, this management fee reduction amounted to $74,208, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.57%
30

Notes to Financial Statements  - continued
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2022, this reduction amounted to $166,396, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $52,078 for the year ended August 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 417,600
Class B	0.75%	0.25%	1.00%	1.00%	21,747
Class C	0.75%	0.25%	1.00%	1.00%	295,132
Class R1	0.75%	0.25%	1.00%	1.00%	5,937
Class R2	0.25%	0.25%	0.50%	0.50%	3,036
Class R3	—	0.25%	0.25%	0.25%	1,783
Total Distribution and Service Fees					$745,235
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2022, this rebate amounted to $35 and $14 for Class A and Class C shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of
31

Notes to Financial Statements  - continued
purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2022, were as follows:
Amount
Class A	$3,349
Class B	3,251
Class C	2,254
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2022, the fee was $23,059, which equated to 0.0043% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $451,634.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.0165% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On August 3, 2022, MFS redeemed 19 shares of Class I for an aggregate amount of $380.
At August 31, 2022, MFS held 100% of the outstanding shares of Class R4.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2022, this reimbursement amounted to $7,281, which is included in “Other” income in the Statement of Operations.
32

Notes to Financial Statements  - continued
(4) Portfolio Securities
For the year ended August 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $188,202,302 and $327,828,734, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,622,679	$33,715,405	1,446,349	$28,293,888
Class B	369	7,609	780	14,181
Class C	93,061	1,949,533	149,260	2,862,645
Class I	4,607,009	97,250,379	7,366,451	140,374,827
Class R1	4,130	83,856	16,023	299,834
Class R2	5,006	104,934	2,305	45,945
Class R3	4,711	100,551	2,690	53,266
Class R4	—	—	7	123
Class R6	897,740	18,491,030	888,166	16,652,858
	7,234,705	$151,703,297	9,872,031	$188,597,567
Shares issued to shareholders in reinvestment of distributions
Class A	404,541	$8,744,240	69,426	$1,272,856
Class B	5,180	112,448	263	4,711
Class C	66,811	1,444,445	3,757	67,173
Class I	522,758	11,321,125	222,072	4,012,372
Class R1	1,377	29,956	60	1,078
Class R2	1,691	36,843	205	3,771
Class R3	1,758	38,144	307	5,668
Class R4	260	5,631	55	1,005
Class R6	204,031	4,406,979	51,135	939,815
	1,208,407	$26,139,811	347,280	$6,308,449
33

Notes to Financial Statements  - continued
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(1,276,450)	$(26,619,299)	(1,715,939)	$(32,744,101)
Class B	(28,577)	(583,653)	(16,332)	(302,187)
Class C	(286,388)	(5,911,288)	(393,734)	(7,379,328)
Class I	(11,555,119)	(239,417,585)	(19,501,281)	(361,829,953)
Class R1	(8,835)	(178,784)	(5,334)	(102,212)
Class R2	(13,245)	(274,035)	(209)	(4,462)
Class R3	(8,139)	(176,230)	(1,200)	(23,867)
Class R4	(8)	(171)	—	—
Class R6	(867,602)	(18,090,027)	(1,739,204)	(32,800,436)
	(14,044,363)	$(291,251,072)	(23,373,233)	$(435,186,546)
Net change
Class A	750,770	$15,840,346	(200,164)	$(3,177,357)
Class B	(23,028)	(463,596)	(15,289)	(283,295)
Class C	(126,516)	(2,517,310)	(240,717)	(4,449,510)
Class I	(6,425,352)	(130,846,081)	(11,912,758)	(217,442,754)
Class R1	(3,328)	(64,972)	10,749	198,700
Class R2	(6,548)	(132,258)	2,301	45,254
Class R3	(1,670)	(37,535)	1,797	35,067
Class R4	252	5,460	62	1,128
Class R6	234,169	4,807,982	(799,903)	(15,207,763)
	(5,601,251)	$(113,407,964)	(13,153,922)	$(240,280,530)
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an
34

Notes to Financial Statements  - continued
agreed upon spread. For the year ended August 31, 2022, the fund’s commitment fee and interest expense were $2,178 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$6,858,031	$96,920,288	$101,518,498	$(239)	$—	$2,259,582

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$9,392	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
35

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Low Volatility Equity Fund and the Board of Trustees of MFS Series Trust I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Low Volatility Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
36

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 17, 2022
37

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
38

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
39

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson(k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
40

Trustees and Officers -continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
41

Board Review of Investment Advisory Agreement
MFS Low Volatility Equity Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
42

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 4th quintile for the one-year period and the 5th quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an
43

Board Review of Investment Advisory Agreement - continued
expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees
44

Board Review of Investment Advisory Agreement - continued
also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
45

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
46

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $42,968,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
47

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
48

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
50

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2022
MFS®  New Discovery Fund
NDF-ANN

MFS® New Discovery Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Richly valued, interest rate–sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in fixed income and currency markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
October 17, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
ExlService Holdings, Inc.	2.2%
Axalta Coating Systems Ltd.	2.1%
WNS (Holdings) Ltd., ADR	2.0%
Advanced Energy Industries, Inc.	1.9%
Element Solutions, Inc.	1.9%
Hamilton Lane, Inc., “A”	1.8%
Skechers USA, Inc., “A”	1.8%
ChampionX Corp.	1.7%
AZEK Co., Inc.	1.7%
Sensata Technologies Holding PLC	1.7%
GICS equity sectors (g)
Information Technology	27.2%
Health Care	16.4%
Industrials	13.8%
Consumer Discretionary	13.1%
Financials	10.3%
Materials	5.6%
Energy	4.1%
Real Estate	2.5%
Communication Services	1.5%
Consumer Staples	1.1%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended August 31, 2022, Class A shares of the MFS New Discovery Fund (fund) provided a total return of -34.20%, at net asset value. This compares with a return of -25.26% for the fund’s benchmark, the Russell 2000® Growth Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of rising labor and volatile materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for raw materials were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Stock selection and, to a lesser extent, an overweight position in the information technology sector detracted from the fund's performance relative to the Russell 2000® Growth Index. Here, the timing of the fund's ownership in shares of cross-border payments platform Remitly Global and event management and enterprise safety software developer Everbridge hurt relative performance. The stock price of Remitly Global declined over concerns of increased competition and potential disruption of cross-border commerce, partially as a result of the Ukraine conflict. The fund’s holdings of global payment solutions provider Nuvei(b) (Canada) also weakened relative returns.
3

Management Review - continued
Nuvei’s outlook for 2022 weighed on its share performance, reflecting cryptocurrency challenges. In addition, the global equity markets came under selling pressure due to a combination of rising interest rates, a move away from growth stocks to more defensive stocks and uncertain macroeconomic conditions, which further weakened the share price.
Stock selection in the industrials sector detracted from relative performance, led by the fund's holdings of building products manufacturer AZEK(b) and the timing of the fund’s ownership in shares of digital automotive wholesale retailer ACV Auctions. The fund’s overweight position in agriculture equipment and supplies manufacturer Hydrofarm Holdings Group further held back relative results.
In other sectors, the fund’s holdings of automotive retailer and e-commerce platform VROOM(b)(h), technology services provider Genius Sports(b) and food company Oatly Group(b) (Sweden) were among the fund’s top relative detractors. Additionally, the fund’s overweight position in risk analytics services provider Open Lending further hurt relative returns.
Contributors to Performance
The combination of the fund’s underweight position and security selection in the communication services sector aided relative performance. However, there were no individual stocks, either in the fund or in the benchmark, that were among the fund's top relative contributors over the reporting period.
Stocks in other sectors that benefited the fund’s relative results included its overweight holdings of global analytics and digital solutions provider ExlService Holdings, payment technology services provider EVO Payments and precision power conversion, measurement and control solutions provider Advanced Energy Industries. The fund’s holdings of government intelligence and nationality security information solutions and services provider CACI International(b), industrial equipment distributor Ritchie Bros. Auctioneers(b) (Canada), business process management solutions provider WNS Holdings(b), water management and waste solutions company Advanced Drainage Systems(b), drive-through coffee chain operator Dutch Bros. Coffee(b)(h), trucking company Knight-Swift Transportation Holdings(b) and financial services provider Prosperity Bancshares(b) further strengthened relative performance.
The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash aided performance versus the benchmark, which has no cash position.
4

Management Review - continued
Respectfully,
Portfolio Manager(s)
Michael Grossman
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 8/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 8/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/02/97	(34.20)%	10.29%	10.35%
B	11/03/97	(34.71)%	9.46%	9.52%
C	11/03/97	(34.73)%	9.46%	9.52%
I	1/02/97	(34.06)%	10.56%	10.62%
R1	4/01/05	(34.73)%	9.46%	9.52%
R2	10/31/03	(34.38)%	10.01%	10.07%
R3	4/01/05	(34.22)%	10.28%	10.34%
R4	4/01/05	(34.06)%	10.58%	10.63%
R6	6/01/12	(33.98)%	10.67%	10.74%
Comparative benchmark(s)
Russell 2000® Growth Index (f)	(25.26)%	6.69%	10.16%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(37.98)%	8.99%	9.70%
B With CDSC (Declining over six years from 4% to 0%) (v)	(36.57)%	9.30%	9.52%
C With CDSC (1% for 12 months) (v)	(35.20)%	9.46%	9.52%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell 2000® Growth Index(h) - constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
7

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2022 through August 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/22	Ending Account Value 8/31/22	Expenses Paid During Period (p) 3/01/22-8/31/22
A	Actual	1.27%	$1,000.00	$852.59	$5.93
	Hypothetical (h)	1.27%	$1,000.00	$1,018.80	$6.46
B	Actual	2.02%	$1,000.00	$849.02	$9.41
	Hypothetical (h)	2.02%	$1,000.00	$1,015.02	$10.26
C	Actual	2.02%	$1,000.00	$849.06	$9.41
	Hypothetical (h)	2.02%	$1,000.00	$1,015.02	$10.26
I	Actual	1.02%	$1,000.00	$853.20	$4.76
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
R1	Actual	2.02%	$1,000.00	$848.87	$9.41
	Hypothetical (h)	2.02%	$1,000.00	$1,015.02	$10.26
R2	Actual	1.52%	$1,000.00	$851.30	$7.09
	Hypothetical (h)	1.52%	$1,000.00	$1,017.54	$7.73
R3	Actual	1.27%	$1,000.00	$852.24	$5.93
	Hypothetical (h)	1.27%	$1,000.00	$1,018.80	$6.46
R4	Actual	1.02%	$1,000.00	$853.41	$4.77
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
R6	Actual	0.90%	$1,000.00	$854.01	$4.21
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
8/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 95.6%
Aerospace & Defense – 2.0%
AeroVironment, Inc. (a)	134,444	$11,918,461
CACI International, Inc., “A” (a)	99,594	27,972,967
Kratos Defense & Security Solutions, Inc. (a)	649,764	8,148,040
		$48,039,468
Airlines – 0.7%
JetBlue Airways Corp. (a)	2,016,967	$15,712,173
Apparel Manufacturers – 2.4%
On Holding AG (a)	628,378	$12,561,276
Skechers USA, Inc., “A” (a)	1,140,523	43,111,770
		$55,673,046
Automotive – 2.3%
Methode Electronics, Inc.	606,984	$24,558,572
Visteon Corp. (a)	237,325	28,438,655
		$52,997,227
Biotechnology – 3.9%
Abcam PLC (a)	1,384,373	$20,472,729
Adaptive Biotechnologies Corp. (a)	560,901	5,003,237
AlloVir, Inc. (a)(l)	533,582	4,007,201
BioAtla, Inc. (a)	339,507	2,957,106
BioXcel Therapeutics, Inc. (a)(l)	290,670	3,976,365
Immunocore Holdings PLC, ADR (a)	233,584	12,335,571
Lyell Immunopharma, Inc. (a)	676,627	4,533,401
MaxCyte, Inc. (a)	1,640,630	8,531,276
Oxford Nanopore Technologies PLC (a)	1,873,475	5,963,382
Prelude Therapeutics, Inc. (a)	327,699	2,359,433
Recursion Pharmaceuticals, Inc. (a)	919,677	9,665,805
Sana Biotechnology, Inc. (a)(l)	522,248	3,556,509
Twist Bioscience Corp. (a)	220,339	8,840,001
		$92,202,016
Brokerage & Asset Managers – 4.9%
Focus Financial Partners, “A” (a)	714,131	$27,958,229
GCM Grosvenor, Inc., “A” (h)(l)	2,116,336	16,613,237
Hamilton Lane, Inc., “A”	621,559	43,248,075
WisdomTree Investments, Inc.	5,650,495	28,308,980
		$116,128,521
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Business Services – 11.2%
Endava PLC, ADR (a)	145,698	$14,715,498
EVO Payments, Inc., “A” (a)	1,085,456	36,167,394
ExlService Holdings, Inc. (a)	303,720	50,936,881
Keywords Studios PLC	1,119,468	32,200,906
Payoneer Global, Inc. (a)	1,787,274	11,831,754
Remitly Global, Inc. (a)	2,171,109	23,882,199
TaskUs, Inc., “A” (a)	1,295,799	19,281,489
Thoughtworks Holding, Inc. (a)	2,118,141	27,874,736
WNS (Holdings) Ltd., ADR (a)	549,438	46,290,151
		$263,181,008
Chemicals – 3.6%
Element Solutions, Inc.	2,352,066	$43,913,072
Ingevity Corp. (a)	570,598	40,021,744
		$83,934,816
Computer Software – 8.4%
Alkami Technology, Inc. (a)	1,620,458	$23,496,641
Definitive Healthcare Corp. (a)	757,858	15,217,789
DoubleVerify Holdings, Inc. (a)	959,433	24,801,343
Everbridge, Inc. (a)	335,487	13,345,673
Expensify, Inc., “A” (a)	746,743	13,538,451
nCino, Inc. (a)	327,051	10,315,188
Open Lending Corp., “A” (a)	1,832,841	17,796,886
Paycor HCM, Inc. (a)	683,844	20,262,298
Paylocity Holding Corp. (a)	59,276	14,285,516
Procore Technologies, Inc. (a)	420,890	22,980,594
Sabre Corp. (a)	2,932,592	21,085,336
		$197,125,715
Computer Software - Systems – 4.3%
Five9, Inc. (a)	220,722	$21,655,035
Nuvei Corp. (a)	483,296	14,784,025
Q2 Holdings, Inc. (a)	823,507	32,709,698
Rapid7, Inc. (a)	567,670	32,641,025
		$101,789,783
Construction – 2.2%
AZEK Co., Inc. (a)	2,230,737	$40,710,950
Trex Co., Inc. (a)	211,836	9,911,807
		$50,622,757
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Services – 2.6%
Boyd Group Services, Inc.	179,218	$24,699,020
Bright Horizons Family Solutions, Inc. (a)	229,657	15,662,607
European Wax Center, Inc., “A”	1,010,506	21,857,245
		$62,218,872
Electrical Equipment – 3.1%
Advanced Drainage Systems, Inc.	42,922	$5,824,515
Littlefuse, Inc.	114,575	27,179,482
Sensata Technologies Holding PLC	999,138	40,245,279
		$73,249,276
Electronics – 1.9%
Advanced Energy Industries, Inc.	500,199	$44,912,868
Energy - Independent – 1.6%
Magnolia Oil & Gas Corp., “A”	1,624,305	$38,772,160
Energy - Renewables – 0.3%
Shoals Technologies Group, Inc. (a)	232,899	$6,141,547
Entertainment – 2.3%
Manchester United PLC, “A”	2,585,225	$34,745,424
Vivid Seats, Inc., “A”	2,404,038	19,448,667
		$54,194,091
Food & Beverages – 1.1%
Duckhorn Portfolio, Inc. (a)	1,027,308	$18,738,098
Oatly Group AB, ADR (a)(l)	2,066,025	6,673,261
		$25,411,359
Gaming & Lodging – 1.7%
Genius Sports Ltd. (a)	2,578,078	$10,570,120
Penn Entertainment, Inc. (a)	928,783	29,005,893
		$39,576,013
General Merchandise – 1.8%
Five Below, Inc. (a)	212,140	$27,128,463
Ollie's Bargain Outlet Holdings, Inc. (a)	253,065	13,997,025
		$41,125,488
Leisure & Toys – 1.9%
Brunswick Corp.	422,449	$31,561,165
Corsair Gaming, Inc. (a)(l)	788,181	12,130,105
		$43,691,270
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – 1.5%
Hydrofarm Holdings Group, Inc. (a)	1,054,122	$3,584,015
Ritchie Bros. Auctioneers, Inc.	465,074	32,248,231
		$35,832,246
Medical & Health Technology & Services – 4.3%
Certara, Inc. (a)	1,863,788	$29,205,558
Guardant Health, Inc. (a)	133,553	6,685,663
HealthEquity, Inc. (a)	379,542	25,080,135
Syneos Health, Inc. (a)	647,979	38,950,018
		$99,921,374
Medical Equipment – 4.8%
Bruker BioSciences Corp.	459,545	$25,734,520
Envista Holdings Corp. (a)	555,301	20,596,114
Gerresheimer AG	402,650	21,102,147
Maravai Lifesciences Holdings, Inc., “A” (a)	696,421	14,534,306
OptiNose, Inc. (a)	1,188,905	4,339,503
Outset Medical, Inc. (a)	457,995	8,376,729
PROCEPT BioRobotics Corp. (a)	235,181	9,520,127
Silk Road Medical, Inc. (a)	225,025	8,962,746
		$113,166,192
Oil Services – 2.5%
Cactus, Inc., “A”	439,331	$17,551,274
ChampionX Corp.	1,872,426	40,837,611
		$58,388,885
Other Banks & Diversified Financials – 4.6%
First Interstate BancSystem, Inc.	843,637	$33,964,826
Prosperity Bancshares, Inc.	447,871	31,745,096
Umpqua Holdings Corp.	1,125,373	19,964,117
United Community Bank, Inc.	685,233	22,975,863
		$108,649,902
Pharmaceuticals – 1.8%
Annexon, Inc. (a)	495,468	$2,913,352
Collegium Pharmaceutical, Inc. (a)	519,893	9,139,719
Harmony Biosciences Holdings (a)	268,337	11,782,678
Neurocrine Biosciences, Inc. (a)	116,585	12,198,288
SpringWorks Therapeutics, Inc. (a)	265,143	7,363,021
		$43,397,058
Pollution Control – 1.5%
GFL Environmental, Inc.	1,252,293	$35,189,433
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – 2.4%
Big Yellow Group PLC, REIT	1,051,190	$16,241,535
Innovative Industrial Properties, Inc., REIT	115,296	10,574,949
STAG Industrial, Inc., REIT	990,108	30,495,327
		$57,311,811
Specialty Chemicals – 2.1%
Axalta Coating Systems Ltd. (a)	1,877,489	$48,345,342
Specialty Stores – 3.3%
ACV Auctions, Inc. (a)	2,620,125	$22,297,264
Leslie's, Inc. (a)	2,184,297	30,973,331
Petco Health & Wellness Co., Inc. (a)	1,611,848	24,048,772
		$77,319,367
Trucking – 2.6%
CryoPort, Inc. (a)	655,232	$21,399,877
Knight-Swift Transportation Holdings, Inc.	558,812	28,225,594
Saia, Inc. (a)	55,507	11,480,513
		$61,105,984
Total Common Stocks (Identified Cost, $2,661,939,343)		$2,245,327,068
Investment Companies (h) – 4.4%
Money Market Funds – 4.4%
MFS Institutional Money Market Portfolio, 2.21% (v) (Identified Cost, $104,160,127)	104,169,558	$104,169,558
Collateral for Securities Loaned – 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.34% (j) (Identified Cost, $6,479,841)	6,479,841	$6,479,841

Other Assets, Less Liabilities – (0.3)%		(7,846,496)
Net Assets – 100.0%		$2,348,129,971

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $120,782,795 and $2,235,193,672, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
15

Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
16

Financial Statements
Statement of Assets and Liabilities
At 8/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $8,785,625 of securities on loan (identified cost, $2,645,034,206)	$2,235,193,672
Investments in affiliated issuers, at value (identified cost, $127,545,105)	120,782,795
Cash	3,898
Receivables for
Investments sold	4,745,843
Fund shares sold	2,439,413
Interest and dividends	1,446,388
Other assets	2,595
Total assets	$2,364,614,604
Liabilities
Payables for
Investments purchased	$7,129,719
Fund shares reacquired	2,154,097
Collateral for securities loaned, at value (c)	6,479,841
Payable to affiliates
Investment adviser	107,246
Administrative services fee	2,352
Shareholder servicing costs	279,241
Distribution and service fees	14,447
Payable for independent Trustees' compensation	769
Accrued expenses and other liabilities	316,921
Total liabilities	$16,484,633
Net assets	$2,348,129,971
Net assets consist of
Paid-in capital	$2,887,674,686
Total distributable earnings (loss)	(539,544,715)
Net assets	$2,348,129,971
Shares of beneficial interest outstanding	98,475,320

(c)	Non-cash collateral is not included.
17

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$746,682,138	34,898,386	$21.40
Class B	6,854,397	527,663	12.99
Class C	29,032,900	2,223,929	13.05
Class I	328,438,191	12,639,706	25.98
Class R1	3,296,055	258,463	12.75
Class R2	18,974,970	1,013,534	18.72
Class R3	109,205,679	5,116,781	21.34
Class R4	17,820,017	748,306	23.81
Class R6	1,087,825,624	41,048,552	26.50

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $22.71 [100 / 94.25 x $21.40]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
18

Financial Statements
Statement of Operations
Year ended 8/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$11,236,276
Dividends from affiliated issuers	1,669,965
Other	418,205
Income on securities loaned	223,784
Foreign taxes withheld	(297,578)
Total investment income	$13,250,652
Expenses
Management fee	$23,248,841
Distribution and service fees	3,333,885
Shareholder servicing costs	2,181,936
Administrative services fee	421,416
Independent Trustees' compensation	38,467
Custodian fee	147,514
Shareholder communications	266,874
Audit and tax fees	68,788
Legal fees	11,118
Miscellaneous	313,652
Total expenses	$30,032,491
Reduction of expenses by investment adviser and distributor	(391,687)
Net expenses	$29,640,804
Net investment income (loss)	$(16,390,152)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(9,670,852)
Affiliated issuers	(4,713)
Foreign currency	(16,118)
Net realized gain (loss)	$(9,691,683)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(1,171,213,023)
Affiliated issuers	(6,890,398)
Translation of assets and liabilities in foreign currencies	(46,616)
Net unrealized gain (loss)	$(1,178,150,037)
Net realized and unrealized gain (loss)	$(1,187,841,720)
Change in net assets from operations	$(1,204,231,872)
See Notes to Financial Statements
19

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/22	8/31/21
Change in net assets
From operations
Net investment income (loss)	$(16,390,152)	$(13,180,424)
Net realized gain (loss)	(9,691,683)	684,764,185
Net unrealized gain (loss)	(1,178,150,037)	200,559,116
Change in net assets from operations	$(1,204,231,872)	$872,142,877
Total distributions to shareholders	$(586,440,707)	$(245,280,652)
Change in net assets from fund share transactions	$777,734,354	$654,561,520
Total change in net assets	$(1,012,938,225)	$1,281,423,745
Net assets
At beginning of period	3,361,068,196	2,079,644,451
At end of period	$2,348,129,971	$3,361,068,196
See Notes to Financial Statements
20

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$40.53	$32.45	$27.56	$33.30	$27.27
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.21)	$(0.23)	$(0.18)	$(0.19)	$(0.23)
Net realized and unrealized gain (loss)	(11.52)	12.20	7.31	0.06(g)	9.07
Total from investment operations	$(11.73)	$11.97	$7.13	$(0.13)	$8.84
Less distributions declared to shareholders
From net realized gain	$(7.40)	$(3.89)	$(2.24)	$(5.61)	$(2.81)
Net asset value, end of period (x)	$21.40	$40.53	$32.45	$27.56	$33.30
Total return (%) (r)(s)(t)(x)	(34.20)	39.23	27.51	3.49	34.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.25	1.23	1.29	1.30	1.33
Expenses after expense reductions	1.24	1.22	1.27	1.29	1.31
Net investment income (loss)	(0.78)	(0.63)	(0.66)	(0.70)	(0.80)
Portfolio turnover	58	71	64	69	67
Net assets at end of period (000 omitted)	$746,682	$1,171,166	$755,202	$549,660	$525,698
See Notes to Financial Statements
21

Financial Highlights – continued
Class B	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$27.92	$23.55	$20.72	$26.86	$22.65
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.28)	$(0.36)	$(0.28)	$(0.30)	$(0.37)
Net realized and unrealized gain (loss)	(7.25)	8.62	5.35	(0.23)(g)	7.39
Total from investment operations	$(7.53)	$8.26	$5.07	$(0.53)	$7.02
Less distributions declared to shareholders
From net realized gain	$(7.40)	$(3.89)	$(2.24)	$(5.61)	$(2.81)
Net asset value, end of period (x)	$12.99	$27.92	$23.55	$20.72	$26.86
Total return (%) (r)(s)(t)(x)	(34.71)	38.19	26.58	2.69	34.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.00	1.99	2.04	2.06	2.08
Expenses after expense reductions	1.98	1.98	2.02	2.04	2.06
Net investment income (loss)	(1.58)	(1.40)	(1.40)	(1.45)	(1.55)
Portfolio turnover	58	71	64	69	67
Net assets at end of period (000 omitted)	$6,854	$16,701	$16,502	$18,708	$23,424

Class C	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$28.02	$23.62	$20.78	$26.91	$22.70
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.27)	$(0.36)	$(0.28)	$(0.30)	$(0.37)
Net realized and unrealized gain (loss)	(7.30)	8.65	5.36	(0.22)(g)	7.39
Total from investment operations	$(7.57)	$8.29	$5.08	$(0.52)	$7.02
Less distributions declared to shareholders
From net realized gain	$(7.40)	$(3.89)	$(2.24)	$(5.61)	$(2.81)
Net asset value, end of period (x)	$13.05	$28.02	$23.62	$20.78	$26.91
Total return (%) (r)(s)(t)(x)	(34.73)	38.21	26.55	2.72	33.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.00	1.99	2.04	2.05	2.08
Expenses after expense reductions	1.98	1.98	2.03	2.04	2.07
Net investment income (loss)	(1.56)	(1.40)	(1.41)	(1.45)	(1.55)
Portfolio turnover	58	71	64	69	67
Net assets at end of period (000 omitted)	$29,033	$56,833	$58,057	$59,253	$69,498
See Notes to Financial Statements
22

Financial Highlights – continued
Class I	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$47.41	$37.30	$31.29	$36.82	$29.81
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.19)	$(0.16)	$(0.14)	$(0.14)	$(0.18)
Net realized and unrealized gain (loss)	(13.84)	14.16	8.39	0.22(g)	10.00
Total from investment operations	$(14.03)	$14.00	$8.25	$0.08	$9.82
Less distributions declared to shareholders
From net realized gain	$(7.40)	$(3.89)	$(2.24)	$(5.61)	$(2.81)
Net asset value, end of period (x)	$25.98	$47.41	$37.30	$31.29	$36.82
Total return (%) (r)(s)(t)(x)	(34.07)	39.60	27.83	3.76	35.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.00	0.98	1.04	1.05	1.08
Expenses after expense reductions	0.98	0.97	1.03	1.05	1.07
Net investment income (loss)	(0.56)	(0.37)	(0.43)	(0.45)	(0.55)
Portfolio turnover	58	71	64	69	67
Net assets at end of period (000 omitted)	$328,438	$621,379	$331,177	$164,593	$180,591

Class R1	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$27.56	$23.29	$20.51	$26.66	$22.50
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.26)	$(0.35)	$(0.28)	$(0.30)	$(0.37)
Net realized and unrealized gain (loss)	(7.15)	8.51	5.30	(0.24)(g)	7.34
Total from investment operations	$(7.41)	$8.16	$5.02	$(0.54)	$6.97
Less distributions declared to shareholders
From net realized gain	$(7.40)	$(3.89)	$(2.24)	$(5.61)	$(2.81)
Net asset value, end of period (x)	$12.75	$27.56	$23.29	$20.51	$26.66
Total return (%) (r)(s)(t)(x)	(34.73)	38.20	26.61	2.67	34.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.00	1.99	2.04	2.05	2.08
Expenses after expense reductions	1.99	1.97	2.03	2.05	2.07
Net investment income (loss)	(1.54)	(1.39)	(1.41)	(1.45)	(1.55)
Portfolio turnover	58	71	64	69	67
Net assets at end of period (000 omitted)	$3,296	$5,923	$4,946	$4,652	$5,342
See Notes to Financial Statements
23

Financial Highlights – continued
Class R2	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$36.54	$29.65	$25.42	$31.31	$25.85
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.26)	$(0.30)	$(0.23)	$(0.24)	$(0.29)
Net realized and unrealized gain (loss)	(10.16)	11.08	6.70	(0.04)(g)	8.56
Total from investment operations	$(10.42)	$10.78	$6.47	$(0.28)	$8.27
Less distributions declared to shareholders
From net realized gain	$(7.40)	$(3.89)	$(2.24)	$(5.61)	$(2.81)
Net asset value, end of period (x)	$18.72	$36.54	$29.65	$25.42	$31.31
Total return (%) (r)(s)(t)(x)	(34.38)	38.89	27.21	3.19	34.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.50	1.49	1.54	1.56	1.58
Expenses after expense reductions	1.48	1.47	1.53	1.54	1.57
Net investment income (loss)	(1.05)	(0.89)	(0.90)	(0.95)	(1.05)
Portfolio turnover	58	71	64	69	67
Net assets at end of period (000 omitted)	$18,975	$34,688	$30,149	$32,381	$36,272

Class R3	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$40.45	$32.39	$27.51	$33.26	$27.24
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.21)	$(0.22)	$(0.18)	$(0.19)	$(0.24)
Net realized and unrealized gain (loss)	(11.50)	12.17	7.30	0.05(g)	9.07
Total from investment operations	$(11.71)	$11.95	$7.12	$(0.14)	$8.83
Less distributions declared to shareholders
From net realized gain	$(7.40)	$(3.89)	$(2.24)	$(5.61)	$(2.81)
Net asset value, end of period (x)	$21.34	$40.45	$32.39	$27.51	$33.26
Total return (%) (r)(s)(t)(x)	(34.22)	39.24	27.52	3.45	34.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.25	1.23	1.29	1.30	1.33
Expenses after expense reductions	1.24	1.22	1.28	1.30	1.32
Net investment income (loss)	(0.78)	(0.61)	(0.67)	(0.70)	(0.80)
Portfolio turnover	58	71	64	69	67
Net assets at end of period (000 omitted)	$109,206	$178,005	$71,489	$52,559	$50,895
See Notes to Financial Statements
24

Financial Highlights – continued
Class R4	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$44.11	$34.94	$29.44	$35.05	$28.48
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.16)	$(0.15)	$(0.13)	$(0.13)	$(0.15)
Net realized and unrealized gain (loss)	(12.74)	13.21	7.87	0.13(g)	9.53
Total from investment operations	$(12.90)	$13.06	$7.74	$0.00(w)	$9.38
Less distributions declared to shareholders
From net realized gain	$(7.40)	$(3.89)	$(2.24)	$(5.61)	$(2.81)
Net asset value, end of period (x)	$23.81	$44.11	$34.94	$29.44	$35.05
Total return (%) (r)(s)(t)(x)	(34.06)	39.58	27.84	3.72	35.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.00	0.99	1.04	1.05	1.08
Expenses after expense reductions	0.99	0.97	1.03	1.05	1.07
Net investment income (loss)	(0.52)	(0.37)	(0.43)	(0.45)	(0.51)
Portfolio turnover	58	71	64	69	67
Net assets at end of period (000 omitted)	$17,820	$27,863	$16,509	$8,384	$10,612

Class R6	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$48.14	$37.79	$31.64	$37.13	$30.01
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.12)	$(0.12)	$(0.10)	$(0.11)	$(0.14)
Net realized and unrealized gain (loss)	(14.12)	14.36	8.49	0.23(g)	10.07
Total from investment operations	$(14.24)	$14.24	$8.39	$0.12	$9.93
Less distributions declared to shareholders
From net realized gain	$(7.40)	$(3.89)	$(2.24)	$(5.61)	$(2.81)
Net asset value, end of period (x)	$26.50	$48.14	$37.79	$31.64	$37.13
Total return (%) (r)(s)(t)(x)	(33.98)	39.73	27.97	3.85	35.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.89	0.89	0.94	0.96	0.97
Expenses after expense reductions	0.88	0.88	0.92	0.95	0.96
Net investment income (loss)	(0.36)	(0.28)	(0.32)	(0.35)	(0.44)
Portfolio turnover	58	71	64	69	67
Net assets at end of period (000 omitted)	$1,087,826	$1,248,511	$795,613	$541,266	$477,818

See Notes to Financial Statements
25

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
26

Notes to Financial Statements
(1) Business and Organization
MFS New Discovery Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
27

Notes to Financial Statements  - continued
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,
28

Notes to Financial Statements  - continued
an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,911,207,620	$—	$—	$1,911,207,620
United Kingdom	115,044,259	32,200,906	—	147,245,165
Canada	106,920,709	—	—	106,920,709
India	46,290,151	—	—	46,290,151
Germany	21,102,147	—	—	21,102,147
Switzerland	12,561,276	—	—	12,561,276
Mutual Funds	110,649,399	—	—	110,649,399
Total	$2,323,775,561	$32,200,906	$—	$2,355,976,467
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the
29

Notes to Financial Statements  - continued
fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $8,785,625. The fair value of the fund's investment securities on loan and a related liability of $6,479,841 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $2,658,433 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain
30

Notes to Financial Statements  - continued
tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and passive foreign investment companies.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/22	Year ended 8/31/21
Ordinary income (including any short-term capital gains)	$260,950,590	$102,280,212
Long-term capital gains	325,490,117	143,000,440
Total distributions	$586,440,707	$245,280,652
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/22
Cost of investments	$2,786,968,756
Gross appreciation	290,775,665
Gross depreciation	(721,767,954)
Net unrealized appreciation (depreciation)	$(430,992,289)
Post-October capital loss deferral	(98,581,908)
Late year ordinary loss deferral	(9,933,418)
Other temporary differences	(37,100)
Total distributable earnings (loss)	$(539,544,715)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
31

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/22	Year ended 8/31/21
Class A	$215,358,617	$92,576,529
Class B	3,997,534	2,578,960
Class C	14,579,563	9,212,244
Class I	100,195,846	37,222,351
Class R1	1,463,235	726,956
Class R2	6,788,083	3,705,529
Class R3	31,919,712	11,238,415
Class R4	4,708,685	2,003,239
Class R6	207,429,432	86,016,429
Total	$586,440,707	$245,280,652
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.80%
In excess of $2.5 billion and up to $5 billion	0.75%
In excess of $5 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2022, this management fee reduction amounted to $390,925, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.82% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $231,800 for the year ended August 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
32

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 2,312,885
Class B	0.75%	0.25%	1.00%	1.00%	108,501
Class C	0.75%	0.25%	1.00%	1.00%	405,148
Class R1	0.75%	0.25%	1.00%	1.00%	42,299
Class R2	0.25%	0.25%	0.50%	0.50%	125,460
Class R3	—	0.25%	0.25%	0.25%	339,592
Total Distribution and Service Fees					$3,333,885
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2022, this rebate amounted to $446, $6, and $310 for Class A, Class C, and Class R2 shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2022, were as follows:
Amount
Class A	$22,595
Class B	3,594
Class C	4,734
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2022, the fee was $237,966, which equated to 0.0085% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,943,970.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these
33

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.0151% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2022, the fund engaged in purchase transactions pursuant to this policy, which amounted to $11,401,891.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2022, this reimbursement amounted to $413,725, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended August 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $1,749,457,475 and $1,561,272,182, respectively.
34

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,061,622	$167,070,754	7,106,115	$261,808,137
Class B	7,284	140,632	32,268	829,093
Class C	365,739	6,837,715	433,146	11,169,435
Class I	6,223,697	212,001,901	6,149,518	265,117,227
Class R1	32,779	525,922	37,214	935,098
Class R2	208,194	4,980,138	276,164	9,252,364
Class R3	1,114,023	29,392,216	2,991,128	107,921,783
Class R4	311,466	9,300,825	351,621	13,821,861
Class R6	16,632,647	555,189,897	8,815,568	383,830,450
	30,957,451	$985,440,000	26,192,742	$1,054,685,448
Shares issued to shareholders in reinvestment of distributions
Class A	6,998,076	$210,222,217	2,657,076	$90,181,174
Class B	214,568	3,935,178	107,147	2,519,035
Class C	762,461	14,052,153	382,598	9,025,492
Class I	2,543,591	92,612,157	847,170	33,564,887
Class R1	81,291	1,463,235	31,334	726,956
Class R2	251,763	6,628,908	118,275	3,626,302
Class R3	1,065,411	31,919,712	331,810	11,238,415
Class R4	135,485	4,521,134	52,565	1,938,081
Class R6	5,467,893	202,858,835	2,042,242	82,118,540
	17,520,539	$568,213,529	6,570,217	$234,938,882
Shares reacquired
Class A	(7,055,459)	$(186,240,817)	(4,140,746)	$(151,599,181)
Class B	(292,349)	(5,027,537)	(241,968)	(6,228,496)
Class C	(932,651)	(15,940,843)	(1,245,222)	(31,877,029)
Class I	(9,235,323)	(289,403,506)	(2,767,511)	(118,446,634)
Class R1	(70,537)	(1,304,358)	(66,023)	(1,650,096)
Class R2	(395,603)	(9,650,859)	(461,956)	(15,379,445)
Class R3	(1,462,883)	(39,494,202)	(1,129,535)	(41,368,610)
Class R4	(330,269)	(9,696,905)	(245,037)	(9,729,753)
Class R6	(6,986,289)	(219,160,148)	(5,975,879)	(258,783,566)
	(26,761,363)	$(775,919,175)	(16,273,877)	$(635,062,810)
35

Notes to Financial Statements  - continued
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Net change
Class A	6,004,239	$191,052,154	5,622,445	$200,390,130
Class B	(70,497)	(951,727)	(102,553)	(2,880,368)
Class C	195,549	4,949,025	(429,478)	(11,682,102)
Class I	(468,035)	15,210,552	4,229,177	180,235,480
Class R1	43,533	684,799	2,525	11,958
Class R2	64,354	1,958,187	(67,517)	(2,500,779)
Class R3	716,551	21,817,726	2,193,403	77,791,588
Class R4	116,682	4,125,054	159,149	6,030,189
Class R6	15,114,251	538,888,584	4,881,931	207,165,424
	21,716,627	$777,734,354	16,489,082	$654,561,520
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 5%, 4%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund.
In addition, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2065 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2022, the fund’s commitment fee and interest expense were $11,087 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
36

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
GCM Grosvenor, Inc., “A”	$23,240,855	$267,660	$—	$—	$(6,895,278)	$16,613,237
MFS Institutional Money Market Portfolio	122,912,898	857,894,154	876,637,661	(4,713)	4,880	104,169,558
	$146,153,753	$858,161,814	$876,637,661	$(4,713)	$(6,890,398)	$120,782,795

Affiliated Issuers	Dividend Income	Capital Gain Distributions
GCM Grosvenor, Inc., “A”	$1,134,283	$—
MFS Institutional Money Market Portfolio	$535,682	—
	$1,669,965	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
37

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS New Discovery Fund and the Board of Trustees of MFS Series Trust I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS New Discovery Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
38

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 17, 2022
39

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
40

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
41

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson(k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
42

Trustees and Officers -continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Michael Grossman
43

Board Review of Investment Advisory Agreement
MFS New Discovery Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
44

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 5th quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and total expense ratio was higher than the Broadridge expense group median.
45

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services
46

Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
47

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
48

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $358,923,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 8.20% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
49

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
50

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
52

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2022
MFS®  Research
International Fund
RIF-ANN

MFS® Research
International Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Richly valued, interest rate–sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in fixed income and currency markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
October 17, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Roche Holding AG	3.5%
Nestle S.A.	3.3%
Novo Nordisk A.S., “B”	3.2%
Linde PLC	2.7%
LVMH Moet Hennessy Louis Vuitton SE	2.5%
Schneider Electric SE	2.2%
Hitachi Ltd.	1.8%
Aon PLC	1.5%
London Stock Exchange Group PLC	1.5%
British American Tobacco PLC	1.5%
Global equity sectors (k)
Capital Goods	22.4%
Financial Services	20.3%
Health Care	12.9%
Technology	12.4%
Consumer Cyclicals	9.7%
Consumer Staples	9.4%
Energy	8.0%
Telecommunications/Cable Television	3.2%
Issuer country weightings (x)
Japan	19.8%
United Kingdom	13.0%
Switzerland	12.8%
France	9.3%
United States	8.8%
Germany	8.0%
Hong Kong	4.5%
Australia	3.6%
Denmark	3.5%
Other Countries	16.7%
Currency exposure weightings (y)
Euro	27.6%
Japanese Yen	19.8%
British Pound Sterling	13.4%
Swiss Franc	12.8%
United States Dollar	6.9%
Hong Kong Dollar	6.8%
Australian Dollar	3.6%
Danish Krone	3.5%
Canadian Dollar	2.2%
Other Currencies	3.4%

2

Portfolio Composition - continued
(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of August 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended August 31, 2022, Class A shares of the MFS Research International Fund (fund) provided a total return of -21.34%, at net asset value. This compares with a return of -19.80% for the fund’s benchmark, the MSCI EAFE Index (net div).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of rising labor and volatile materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for raw materials were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Stock selection within the capital goods sector detracted from the fund’s performance relative to the MSCI EAFE Index. Within this sector, the fund’s overweight positions in electronic power tools manufacturer Techtronic Industries (Hong Kong) and paint and specialty chemicals manufacturer Akzo Nobel (Netherlands) dampened relative returns. The stock price of Akzo Nobel came under pressure during the reporting period, driven by lower sales volumes and higher operating costs.
4

Management Review - continued
Security selection within the energy sector also held back relative returns, led by the fund not owning shares of strong-performing oil and gas company Shell (United Kingdom). The stock price of Shell benefited from strong revenues associated with bullish commodity prices, coupled with better-than-expected execution in ramping up production to meet demand.
Individual stocks in other sectors that were among the top relative detractors included the fund’s holdings of software engineering solutions and technology services provider EPAM Systems(b)(h) and residential real estate company Grand City Properties(b) (Luxembourg). The stock price of EPAM Systems fell sharply during the first quarter of 2022 amid revenue declines from the discontinuation of services to customers in Russia due to the war in Ukraine and the company’s weakening operating margins. The fund’s overweight positions in sportswear and sports equipment manufacturer Adidas AG (Germany), health care technology firm Koninklijke Philips (Netherlands), real estate company LEG Immobilien (Germany) and pharmaceutical company Santen Pharmaceutical (Japan) also held back relative performance.
Contributors to Performance
Stock selection in both the technology and consumer staples sectors benefited relative performance over the reporting period. Within the technology sector, the fund’s underweight position in weak-performing photolithography systems manufacturer ASML Holding (Netherlands) aided relative returns as the company experienced rising inflation pressures, shipment delays and lowered its 2022 gross margin guidance. Within the consumer staples sector, the fund's overweight position in tobacco distributor British American Tobacco (United Kingdom) lifted returns as strong market share in the company's non-cigarette vaping business helped drive solid earnings results, particularly in the fourth quarter of 2021 and the first quarter of 2022.
Elsewhere, the fund's overweight positions in pharmaceutical company Novo Nordisk (Denmark), commodity trading and mining company Glencore (United Kingdom) and banking and insurance holding company NatWest Group (United Kingdom) contributed to relative performance. Novo Nordisk’s stock price advanced as the company reported strong sales growth in both its International Operations and North America Operations, mainly driven by its Diabetes and Obesity care segments. The fund’s holdings of risk management and human capital consulting services provider Aon (United Kingdom)(b) and industrial gas supplier Linde (Germany)(b) also benefited relative returns. Lastly, the fund’s avoidance of weak-performing online gaming services provider Sea (Singapore) strengthened relative results.
The fund’s relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, contributed to relative performance during the reporting period. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Respectfully,
Portfolio Manager(s)
Victoria Higley and Camille Humphries-Lee
5

Management Review - continued
Note to Shareholders: Effective December 31, 2022, Victoria Higley will no longer be a Portfolio Manager of the fund and Nicholas Paul will be added as a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 8/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
7

Performance Summary  - continued
Total Returns through 8/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/02/97	(21.34)%	3.20%	4.99%
B	1/02/98	(21.95)%	2.42%	4.20%
C	1/02/98	(21.95)%	2.42%	4.20%
I	1/02/97	(21.18)%	3.44%	5.25%
R1	4/01/05	(21.99)%	2.41%	4.20%
R2	10/31/03	(21.58)%	2.92%	4.72%
R3	4/01/05	(21.37)%	3.19%	4.99%
R4	4/01/05	(21.17)%	3.44%	5.24%
R6	5/01/06	(21.09)%	3.55%	5.35%
Comparative benchmark(s)
MSCI EAFE Index (net div) (f)	(19.80)%	1.63%	5.00%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(25.86)%	1.98%	4.37%
B With CDSC (Declining over six years from 4% to 0%) (v)	(25.06)%	2.05%	4.20%
C With CDSC (1% for 12 months) (v)	(22.72)%	2.42%	4.20%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
8

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2022 through August 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/22	Ending Account Value 8/31/22	Expenses Paid During Period (p) 3/01/22-8/31/22
A	Actual	1.02%	$1,000.00	$862.70	$4.79
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
B	Actual	1.77%	$1,000.00	$859.12	$8.29
	Hypothetical (h)	1.77%	$1,000.00	$1,016.28	$9.00
C	Actual	1.77%	$1,000.00	$859.32	$8.30
	Hypothetical (h)	1.77%	$1,000.00	$1,016.28	$9.00
I	Actual	0.77%	$1,000.00	$863.73	$3.62
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92
R1	Actual	1.77%	$1,000.00	$858.88	$8.29
	Hypothetical (h)	1.77%	$1,000.00	$1,016.28	$9.00
R2	Actual	1.27%	$1,000.00	$861.38	$5.96
	Hypothetical (h)	1.27%	$1,000.00	$1,018.80	$6.46
R3	Actual	1.02%	$1,000.00	$862.57	$4.79
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
R4	Actual	0.77%	$1,000.00	$863.39	$3.62
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92
R6	Actual	0.65%	$1,000.00	$864.03	$3.05
	Hypothetical (h)	0.65%	$1,000.00	$1,021.93	$3.31
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
11

Portfolio of Investments
8/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.3%
Aerospace & Defense – 0.7%
MTU Aero Engines Holding AG	573,567	$101,418,702
Airlines – 0.4%
Ryanair Holdings PLC, ADR (a)	835,313	$60,735,608
Alcoholic Beverages – 2.2%
Diageo PLC	4,828,083	$210,754,155
Kirin Holdings Co. Ltd.	5,501,000	90,549,098
		$301,303,253
Apparel Manufacturers – 4.6%
Adidas AG	771,522	$114,967,612
Burberry Group PLC	1,972,985	39,955,897
Compagnie Financiere Richemont S.A.	1,313,185	146,640,231
LVMH Moet Hennessy Louis Vuitton SE	533,878	345,310,121
		$646,873,861
Automotive – 1.7%
Bridgestone Corp.	2,167,800	$82,994,764
Koito Manufacturing Co. Ltd.	2,725,100	92,967,375
Michelin (CGDE)	2,823,753	68,647,524
		$244,609,663
Brokerage & Asset Managers – 3.7%
Euronext N.V.	2,226,124	$164,673,133
Hong Kong Exchanges & Clearing Ltd.	3,398,300	136,833,806
London Stock Exchange Group PLC	2,280,086	214,077,295
		$515,584,234
Business Services – 1.4%
Nomura Research Institute Ltd.	5,767,100	$155,968,124
Secom Co. Ltd.	660,100	42,273,792
		$198,241,916
Computer Software – 2.2%
Cadence Design Systems, Inc. (a)	594,882	$103,372,645
Naver Corp.	312,556	55,436,590
NetEase.com, Inc., ADR	1,696,971	150,198,903
		$309,008,138
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – 5.4%
Amadeus IT Group S.A. (a)	2,421,868	$127,782,433
Constellation Software, Inc.	95,383	143,582,517
Fujitsu Ltd.	1,094,200	129,326,866
Hitachi Ltd.	5,098,600	255,275,646
Samsung Electronics Co. Ltd.	2,444,075	108,269,212
		$764,236,674
Construction – 1.0%
Techtronic Industries Co. Ltd.	11,451,000	$134,721,280
Consumer Products – 1.8%
Kao Corp.	2,051,300	$88,960,081
Reckitt Benckiser Group PLC	2,089,443	161,031,897
		$249,991,978
Consumer Services – 1.0%
Carsales.com Ltd.	3,450,149	$52,740,786
Persol Holdings Co. Ltd.	2,700,700	54,051,295
SEEK Ltd.	2,458,400	34,646,364
		$141,438,445
Electrical Equipment – 3.3%
Legrand S.A.	1,981,601	$143,388,741
Schneider Electric SE	2,638,161	313,154,812
		$456,543,553
Electronics – 2.6%
ASML Holding N.V.	102,402	$49,655,713
Kyocera Corp.	1,968,800	109,339,741
NXP Semiconductors N.V.	551,028	90,688,188
Taiwan Semiconductor Manufacturing Co. Ltd.	7,377,326	120,658,113
		$370,341,755
Energy - Independent – 1.1%
Woodside Energy Group Ltd.	6,732,474	$158,642,225
Energy - Integrated – 2.8%
Eni S.p.A.	12,898,000	$152,512,939
Galp Energia SGPS S.A., “B”	13,696,565	148,120,239
Idemitsu Kosan Co. Ltd.	3,716,100	98,287,869
		$398,921,047
Energy - Renewables – 0.4%
Orsted A/S	564,727	$55,181,036
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 3.9%
Danone S.A.	1,737,542	$91,401,539
Nestle S.A.	3,934,831	461,230,625
		$552,632,164
Food & Drug Stores – 0.2%
Sugi Holdings Co. Ltd.	780,800	$33,181,968
Gaming & Lodging – 1.2%
Aristocrat Leisure Ltd.	2,499,109	$60,662,282
Flutter Entertainment PLC (a)	466,524	58,086,002
Whitbread PLC	1,837,837	53,346,509
		$172,094,793
Insurance – 5.8%
AIA Group Ltd.	22,079,000	$212,923,384
Aon PLC	771,407	215,423,119
Beazley PLC	12,006,979	81,319,840
Hiscox Ltd.	5,635,955	58,781,590
Willis Towers Watson PLC	354,472	73,315,443
Zurich Insurance Group AG	377,388	167,159,942
		$808,923,318
Internet – 0.8%
Tencent Holdings Ltd.	2,561,600	$106,096,134
Leisure & Toys – 0.5%
Yamaha Corp.	1,628,300	$63,364,675
Machinery & Tools – 7.0%
Daikin Industries Ltd.	1,193,700	$208,233,032
GEA Group AG	3,313,359	115,509,423
Kubota Corp.	8,863,600	137,713,133
Ritchie Bros. Auctioneers, Inc.	1,002,113	69,419,607
Schindler Holding AG	575,920	100,093,598
SMC Corp.	381,900	181,241,305
Toyota Industries Corp.	1,885,500	105,495,416
Weir Group PLC	3,869,579	65,175,632
		$982,881,146
Major Banks – 5.4%
Barclays PLC	64,014,136	$122,059,121
BNP Paribas	3,892,845	181,425,721
Mitsubishi UFJ Financial Group, Inc.	12,410,800	64,195,597
NatWest Group PLC	66,726,397	191,038,416
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Major Banks – continued
UBS Group AG	12,392,508	$195,735,170
		$754,454,025
Medical Equipment – 3.0%
ConvaTec Group PLC	29,342,447	$73,941,751
Koninklijke Philips N.V.	4,523,071	75,359,791
QIAGEN N.V. (a)	3,827,793	174,065,078
Terumo Corp.	2,889,000	92,931,452
		$416,298,072
Metals & Mining – 1.3%
Glencore PLC	32,452,003	$177,551,578
Natural Gas - Distribution – 0.4%
China Resources Gas Group Ltd.	15,031,400	$58,512,184
Natural Gas - Pipeline – 1.1%
APA Group	7,937,916	$59,967,023
TC Energy Corp.	1,943,942	93,678,067
		$153,645,090
Other Banks & Diversified Financials – 3.6%
HDFC Bank Ltd.	6,428,643	$118,839,483
Julius Baer Group Ltd.	2,182,102	105,248,447
Macquarie Group Ltd.	1,135,307	136,577,793
Visa, Inc., “A”	697,216	138,543,791
		$499,209,514
Pharmaceuticals – 9.9%
Bayer AG	1,987,824	$105,077,152
Kyowa Kirin Co. Ltd.	7,131,400	160,000,047
Merck KGaA	649,018	111,705,176
Novo Nordisk A.S., “B”	4,148,160	443,137,077
Roche Holding AG	1,516,893	488,554,087
Santen Pharmaceutical Co. Ltd.	11,428,000	82,173,339
		$1,390,646,878
Printing & Publishing – 0.4%
Wolters Kluwer N.V.	618,238	$60,462,019
Real Estate – 1.9%
ESR Group Ltd.	27,945,400	$78,260,283
Grand City Properties S.A.	5,319,095	63,182,942
LEG Immobilien SE	1,729,077	130,878,789
		$272,322,014
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Restaurants – 0.8%
Yum China Holdings, Inc.	2,254,096	$112,952,751
Specialty Chemicals – 7.5%
Akzo Nobel N.V.	1,545,112	$97,886,047
Croda International PLC	1,815,346	141,439,728
Kansai Paint Co. Ltd.	3,406,800	52,397,706
Linde PLC	1,325,396	373,441,218
Nitto Denko Corp.	1,922,100	118,354,860
Sika AG	569,198	127,393,905
Symrise AG	1,325,851	139,037,450
		$1,049,950,914
Specialty Stores – 0.5%
Ocado Group PLC (a)	2,514,001	$21,155,327
ZOZO, Inc.	2,240,400	49,720,516
		$70,875,843
Telecommunications - Wireless – 2.8%
Advanced Info Service Public Co. Ltd.	13,508,700	$71,132,545
Cellnex Telecom S.A.	2,304,410	89,503,497
KDDI Corp.	4,705,800	144,582,553
SoftBank Group Corp.	2,102,500	83,053,440
		$388,272,035
Telephone Services – 0.4%
Hellenic Telecommunications Organization S.A.	3,811,726	$60,753,245
Tobacco – 1.5%
British American Tobacco PLC	5,326,611	$213,363,800
Utilities - Electric Power – 2.1%
CLP Holdings Ltd.	8,931,500	$76,963,719
E.ON SE	7,366,747	63,001,362
Iberdrola S.A.	15,100,265	157,139,158
		$297,104,239
Total Common Stocks (Identified Cost, $12,886,023,497)		$13,803,341,767

16

Portfolio of Investments – continued
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Warrants – 0.0%
Apparel Manufacturers – 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration 12/04/23) (a) (Identified Cost, $18,000)	CHF 67.00	11/20/23	2,052,106	$1,322,585

Investment Companies (h) – 1.1%
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 2.21% (v) (Identified Cost, $151,619,769)	151,622,392	$151,622,392

Other Assets, Less Liabilities – 0.6%		86,124,816
Net Assets – 100.0%		$14,042,411,560

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $151,622,392 and $13,804,664,352, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CHF	Swiss Franc
See Notes to Financial Statements
17

Financial Statements
Statement of Assets and Liabilities
At 8/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $12,886,041,497)	$13,804,664,352
Investments in affiliated issuers, at value (identified cost, $151,619,769)	151,622,392
Receivables for
Fund shares sold	13,399,588
Dividends	82,307,866
Other assets	9,436
Total assets	$14,052,003,634
Liabilities
Payables for
Fund shares reacquired	$4,844,969
Payable to affiliates
Investment adviser	486,683
Administrative services fee	4,192
Shareholder servicing costs	857,051
Distribution and service fees	12,753
Payable for independent Trustees' compensation	13
Deferred country tax expense payable	1,910,776
Accrued expenses and other liabilities	1,475,637
Total liabilities	$9,592,074
Net assets	$14,042,411,560
Net assets consist of
Paid-in capital	$13,131,049,130
Total distributable earnings (loss)	911,362,430
Net assets	$14,042,411,560
Shares of beneficial interest outstanding	728,322,855
18

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$651,907,396	33,802,761	$19.29
Class B	1,100,897	59,193	18.60
Class C	11,050,148	611,255	18.08
Class I	1,533,541,188	76,566,465	20.03
Class R1	3,599,726	203,914	17.65
Class R2	75,397,876	4,057,746	18.58
Class R3	58,784,565	3,081,596	19.08
Class R4	68,971,212	3,565,934	19.34
Class R6	11,638,058,552	606,373,991	19.19

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $20.47 [100 / 94.25 x $19.29]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
19

Financial Statements
Statement of Operations
Year ended 8/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$390,664,794
Dividends from affiliated issuers	515,073
Income on securities loaned	212,518
Interest	3,793
Other	2,837
Foreign taxes withheld	(31,611,024)
Total investment income	$359,787,991
Expenses
Management fee	$101,019,898
Distribution and service fees	2,711,416
Shareholder servicing costs	3,417,002
Program manager fees	6,710
Administrative services fee	643,145
Independent Trustees' compensation	105,365
Custodian fee	1,641,983
Shareholder communications	206,885
Audit and tax fees	83,410
Legal fees	60,375
Miscellaneous	680,212
Total expenses	$110,576,401
Reduction of expenses by investment adviser and distributor	(2,237,004)
Net expenses	$108,339,397
Net investment income (loss)	$251,448,594
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $3,389,454 country tax)	$(35,566,598)
Affiliated issuers	(6,518)
Foreign currency	(3,632,446)
Net realized gain (loss)	$(39,205,562)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $5,495,005 decrease in deferred country tax)	$(3,958,356,461)
Affiliated issuers	(631)
Translation of assets and liabilities in foreign currencies	(4,522,731)
Net unrealized gain (loss)	$(3,962,879,823)
Net realized and unrealized gain (loss)	$(4,002,085,385)
Change in net assets from operations	$(3,750,636,791)
See Notes to Financial Statements
20

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/22	8/31/21
Change in net assets
From operations
Net investment income (loss)	$251,448,594	$184,500,701
Net realized gain (loss)	(39,205,562)	90,764,359
Net unrealized gain (loss)	(3,962,879,823)	2,885,281,816
Change in net assets from operations	$(3,750,636,791)	$3,160,546,876
Total distributions to shareholders	$(237,804,624)	$(135,001,732)
Change in net assets from fund share transactions	$784,984,932	$2,527,692,762
Total change in net assets	$(3,203,456,483)	$5,553,237,906
Net assets
At beginning of period	17,245,868,043	11,692,630,137
At end of period	$14,042,411,560	$17,245,868,043
See Notes to Financial Statements
21

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$24.78	$20.09	$17.89	$19.19	$18.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.21	$0.19	$0.32	$0.26
Net realized and unrealized gain (loss)	(5.52)	4.64	2.33	(0.77)	0.97
Total from investment operations	$(5.24)	$4.85	$2.52	$(0.45)	$1.23
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.16)	$(0.32)	$(0.72)	$(0.20)
From net realized gain	—	—	—	(0.13)	—
Total distributions declared to shareholders	$(0.25)	$(0.16)	$(0.32)	$(0.85)	$(0.20)
Net asset value, end of period (x)	$19.29	$24.78	$20.09	$17.89	$19.19
Total return (%) (r)(s)(t)(x)	(21.34)	24.28	14.19	(1.82)	6.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.02	1.02	1.07	1.10	1.09
Expenses after expense reductions	1.00	1.00	1.06	1.09	1.08
Net investment income (loss)	1.24	0.93	1.02	1.79	1.37
Portfolio turnover	15	19	22	22	25
Net assets at end of period (000 omitted)	$651,907	$963,468	$772,695	$622,639	$686,128
See Notes to Financial Statements
22

Financial Highlights – continued
Class B	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$23.88	$19.36	$17.23	$18.48	$17.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.04	$0.04	$0.16	$0.10
Net realized and unrealized gain (loss)	(5.31)	4.48	2.26	(0.72)	0.95
Total from investment operations	$(5.23)	$4.52	$2.30	$(0.56)	$1.05
Less distributions declared to shareholders
From net investment income	$(0.05)	$—	$(0.17)	$(0.56)	$(0.05)
From net realized gain	—	—	—	(0.13)	—
Total distributions declared to shareholders	$(0.05)	$—	$(0.17)	$(0.69)	$(0.05)
Net asset value, end of period (x)	$18.60	$23.88	$19.36	$17.23	$18.48
Total return (%) (r)(s)(t)(x)	(21.95)	23.35	13.38	(2.63)	6.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.77	1.77	1.82	1.85	1.84
Expenses after expense reductions	1.75	1.76	1.81	1.84	1.82
Net investment income (loss)	0.39	0.17	0.21	0.97	0.55
Portfolio turnover	15	19	22	22	25
Net assets at end of period (000 omitted)	$1,101	$2,211	$2,631	$3,347	$4,922

Class C	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$23.25	$18.85	$16.79	$17.99	$17.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.03	$0.04	$0.17	$0.08
Net realized and unrealized gain (loss)	(5.18)	4.37	2.19	(0.70)	0.94
Total from investment operations	$(5.08)	$4.40	$2.23	$(0.53)	$1.02
Less distributions declared to shareholders
From net investment income	$(0.09)	$—	$(0.17)	$(0.54)	$(0.06)
From net realized gain	—	—	—	(0.13)	—
Total distributions declared to shareholders	$(0.09)	$—	$(0.17)	$(0.67)	$(0.06)
Net asset value, end of period (x)	$18.08	$23.25	$18.85	$16.79	$17.99
Total return (%) (r)(s)(t)(x)	(21.95)	23.34	13.36	(2.56)	5.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.77	1.77	1.82	1.85	1.84
Expenses after expense reductions	1.75	1.75	1.81	1.84	1.83
Net investment income (loss)	0.46	0.16	0.23	1.05	0.44
Portfolio turnover	15	19	22	22	25
Net assets at end of period (000 omitted)	$11,050	$15,664	$17,620	$22,825	$27,800
See Notes to Financial Statements
23

Financial Highlights – continued
Class I	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$25.74	$20.85	$18.55	$19.87	$18.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.28	$0.24	$0.37	$0.26
Net realized and unrealized gain (loss)	(5.73)	4.82	2.43	(0.80)	1.06
Total from investment operations	$(5.38)	$5.10	$2.67	$(0.43)	$1.32
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.21)	$(0.37)	$(0.76)	$(0.24)
From net realized gain	—	—	—	(0.13)	—
Total distributions declared to shareholders	$(0.33)	$(0.21)	$(0.37)	$(0.89)	$(0.24)
Net asset value, end of period (x)	$20.03	$25.74	$20.85	$18.55	$19.87
Total return (%) (r)(s)(t)(x)	(21.18)	24.62	14.48	(1.61)	7.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.77	0.76	0.82	0.85	0.84
Expenses after expense reductions	0.75	0.75	0.81	0.84	0.83
Net investment income (loss)	1.52	1.21	1.25	2.03	1.31
Portfolio turnover	15	19	22	22	25
Net assets at end of period (000 omitted)	$1,533,541	$1,530,130	$898,821	$593,064	$658,193
See Notes to Financial Statements
24

Financial Highlights – continued
Class R1	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$22.75	$18.45	$16.46	$17.72	$16.80
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.05	$0.03	$0.15	$0.11
Net realized and unrealized gain (loss)	(5.12)	4.26	2.17	(0.69)	0.90
Total from investment operations	$(4.98)	$4.31	$2.20	$(0.54)	$1.01
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.01)	$(0.21)	$(0.59)	$(0.09)
From net realized gain	—	—	—	(0.13)	—
Total distributions declared to shareholders	$(0.12)	$(0.01)	$(0.21)	$(0.72)	$(0.09)
Net asset value, end of period (x)	$17.65	$22.75	$18.45	$16.46	$17.72
Total return (%) (r)(s)(t)(x)	(21.99)	23.39	13.40	(2.62)	5.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.77	1.76	1.82	1.85	1.84
Expenses after expense reductions	1.76	1.75	1.81	1.84	1.83
Net investment income (loss)	0.71	0.24	0.19	0.95	0.60
Portfolio turnover	15	19	22	22	25
Net assets at end of period (000 omitted)	$3,600	$3,042	$1,628	$1,751	$2,153

Class R2	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$23.90	$19.37	$17.25	$18.53	$17.55
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.15	$0.13	$0.26	$0.19
Net realized and unrealized gain (loss)	(5.33)	4.49	2.26	(0.75)	0.95
Total from investment operations	$(5.12)	$4.64	$2.39	$(0.49)	$1.14
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.11)	$(0.27)	$(0.66)	$(0.16)
From net realized gain	—	—	—	(0.13)	—
Total distributions declared to shareholders	$(0.20)	$(0.11)	$(0.27)	$(0.79)	$(0.16)
Net asset value, end of period (x)	$18.58	$23.90	$19.37	$17.25	$18.53
Total return (%) (r)(s)(t)(x)	(21.58)	24.02	13.95	(2.14)	6.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.27	1.27	1.32	1.35	1.34
Expenses after expense reductions	1.25	1.25	1.31	1.34	1.33
Net investment income (loss)	0.97	0.70	0.73	1.51	1.04
Portfolio turnover	15	19	22	22	25
Net assets at end of period (000 omitted)	$75,398	$104,975	$89,943	$98,935	$121,197
See Notes to Financial Statements
25

Financial Highlights – continued
Class R3	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$24.53	$19.88	$17.70	$18.99	$17.98
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.21	$0.18	$0.30	$0.25
Net realized and unrealized gain (loss)	(5.46)	4.60	2.32	(0.75)	0.96
Total from investment operations	$(5.19)	$4.81	$2.50	$(0.45)	$1.21
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.16)	$(0.32)	$(0.71)	$(0.20)
From net realized gain	—	—	—	(0.13)	—
Total distributions declared to shareholders	$(0.26)	$(0.16)	$(0.32)	$(0.84)	$(0.20)
Net asset value, end of period (x)	$19.08	$24.53	$19.88	$17.70	$18.99
Total return (%) (r)(s)(t)(x)	(21.37)	24.30	14.21	(1.83)	6.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.02	1.02	1.07	1.10	1.09
Expenses after expense reductions	1.00	1.00	1.06	1.09	1.08
Net investment income (loss)	1.22	0.96	0.99	1.73	1.31
Portfolio turnover	15	19	22	22	25
Net assets at end of period (000 omitted)	$58,785	$76,512	$63,920	$61,214	$82,289

Class R4	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$24.86	$20.15	$17.93	$19.25	$18.21
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.29	$0.23	$0.36	$0.30
Net realized and unrealized gain (loss)	(5.53)	4.63	2.35	(0.78)	0.98
Total from investment operations	$(5.20)	$4.92	$2.58	$(0.42)	$1.28
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.21)	$(0.36)	$(0.77)	$(0.24)
From net realized gain	—	—	—	(0.13)	—
Total distributions declared to shareholders	$(0.32)	$(0.21)	$(0.36)	$(0.90)	$(0.24)
Net asset value, end of period (x)	$19.34	$24.86	$20.15	$17.93	$19.25
Total return (%) (r)(s)(t)(x)	(21.17)	24.58	14.49	(1.65)	7.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.77	0.76	0.82	0.85	0.84
Expenses after expense reductions	0.75	0.75	0.81	0.84	0.83
Net investment income (loss)	1.45	1.26	1.24	2.04	1.57
Portfolio turnover	15	19	22	22	25
Net assets at end of period (000 omitted)	$68,971	$96,499	$41,619	$54,352	$58,578
See Notes to Financial Statements
26

Financial Highlights – continued
Class R6	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$24.67	$19.99	$17.80	$19.11	$18.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.29	$0.25	$0.38	$0.34
Net realized and unrealized gain (loss)	(5.49)	4.62	2.33	(0.77)	0.95
Total from investment operations	$(5.13)	$4.91	$2.58	$(0.39)	$1.29
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.23)	$(0.39)	$(0.79)	$(0.28)
From net realized gain	—	—	—	(0.13)	—
Total distributions declared to shareholders	$(0.35)	$(0.23)	$(0.39)	$(0.92)	$(0.28)
Net asset value, end of period (x)	$19.19	$24.67	$19.99	$17.80	$19.11
Total return (%) (r)(s)(t)(x)	(21.09)	24.74	14.61	(1.48)	7.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.65	0.67	0.71	0.74	0.74
Expenses after expense reductions	0.64	0.65	0.70	0.73	0.73
Net investment income (loss)	1.60	1.30	1.37	2.18	1.80
Portfolio turnover	15	19	22	22	25
Net assets at end of period (000 omitted)	$11,638,059	$14,433,482	$9,787,763	$7,350,641	$6,756,773

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
27

Notes to Financial Statements
(1) Business and Organization
MFS Research International Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
28

Notes to Financial Statements  - continued
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,
29

Notes to Financial Statements  - continued
an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$—	$2,776,633,690	$—	$2,776,633,690
United Kingdom	331,139,846	1,493,852,690	—	1,824,992,536
Switzerland	462,553,210	1,330,825,380	—	1,793,378,590
France	—	1,308,001,591	—	1,308,001,591
Germany	1,007,138,510	111,705,176	—	1,118,843,686
United States	621,343,186	373,441,218	—	994,784,404
Hong Kong	—	639,702,472	—	639,702,472
Australia	—	503,236,473	—	503,236,473
Denmark	—	498,318,113	—	498,318,113
Other Countries	789,206,745	1,557,566,052	—	2,346,772,797
Mutual Funds	151,622,392	—	—	151,622,392
Total	$3,363,003,889	$10,593,282,855	$—	$13,956,286,744
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required
30

Notes to Financial Statements  - continued
collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the
31

Notes to Financial Statements  - continued
applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/22	Year ended 8/31/21
Ordinary income (including any short-term capital gains)	$237,804,624	$135,001,732
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/22
Cost of investments	$13,121,345,555
Gross appreciation	2,524,360,048
Gross depreciation	(1,689,418,859)
Net unrealized appreciation (depreciation)	$834,941,189
Undistributed ordinary income	165,255,089
Capital loss carryforwards	(85,313,901)
Other temporary differences	(3,519,947)
Total distributable earnings (loss)	$911,362,430
As of August 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(68,643,167)
Long-Term	(16,670,734)
Total	$(85,313,901)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
32

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective May 20, 2022, all Class 529A shares were redeemed. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/22	Year ended 8/31/21
Class A	$8,307,737	$6,373,940
Class B	4,207	—
Class C	55,254	—
Class I	22,580,996	10,184,538
Class R1	15,980	1,070
Class R2	851,018	476,506
Class R3	809,844	492,210
Class R4	1,243,811	503,547
Class R6	203,740,590	116,864,930
Class 529A	186,947	103,537
Class 529B	376	—
Class 529C	7,864	1,454
Total	$237,804,624	$135,001,732
(3) Transactions with Affiliates
Note regarding references to Class 529A, Class 529B, and Class 529C shares in this “Note (3) Transactions with Affiliates”: Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective May 20, 2022, all Class 529A shares were redeemed. Accordingly, information with respect to Class 529B and Class 529C shares is for the period ending March 21, 2022, and information with respect to Class 529A shares is for the period ending May 20, 2022.
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $5 billion	0.70%
In excess of $5 billion and up to $10 billion	0.60%
In excess of $10 billion and up to $20 billion	0.55%
In excess of $20 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2022, this management fee reduction amounted to
33

Notes to Financial Statements  - continued
$2,234,446, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.62% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $66,990 and $3,512 for the year ended August 31, 2022, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,864,011
Class B	0.75%	0.25%	1.00%	1.00%	16,129
Class C	0.75%	0.25%	1.00%	1.00%	133,284
Class R1	0.75%	0.25%	1.00%	1.00%	34,023
Class R2	0.25%	0.25%	0.50%	0.50%	450,024
Class R3	—	0.25%	0.25%	0.25%	171,562
Class 529A	—	0.25%	0.25%	0.23%	30,606
Class 529B	0.75%	0.25%	1.00%	1.00%	916
Class 529C	0.75%	0.25%	1.00%	1.00%	10,861
Total Distribution and Service Fees					$2,711,416
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2022, this rebate amounted to $73, $4, $167, $2,293, and $21 for Class A, Class B, Class R2, Class 529A, and Class 529C shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six
34

Notes to Financial Statements  - continued
years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2022, were as follows:
Amount
Class A	$11,637
Class B	830
Class C	858
Class 529B	151
Class 529C	—
The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. As described above, all Class 529A, Class 529B, and Class 529C shares were redeemed on or before May 20, 2022. Accordingly, the foregoing agreement between the fund and MFD was terminated effective May 20, 2022. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2022, were as follows:
Fee
Class 529A	$6,121
Class 529B	46
Class 529C	543
Total Program Manager Fees	$6,710
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2022, the fee was $217,781, which equated to 0.0014% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,199,221.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.0040% of the fund's average daily net assets.
35

Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2022, the fund engaged in purchase transactions pursuant to this policy, which amounted to $2,061,797.
(4) Portfolio Securities
For the year ended August 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $3,037,029,034 and $2,423,185,072, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	10,553,698	$225,924,005	7,988,814	$177,803,102
Class B	1,119	24,376	819	18,247
Class C	120,033	2,440,571	81,953	1,754,921
Class I	41,161,498	966,958,198	27,732,560	641,832,578
Class R1	119,482	2,420,401	73,014	1,530,968
Class R2	835,415	18,078,755	980,214	21,710,541
Class R3	866,170	19,276,792	970,133	21,215,643
Class R4	616,499	13,541,480	2,630,087	57,931,014
Class R6	46,195,626	1,036,050,594	111,039,191	2,475,567,361
Class 529A	135,894	3,000,678	127,430	2,796,879
Class 529B	741	16,396	433	9,509
Class 529C	9,562	207,671	12,771	256,471
	100,615,737	$2,287,939,917	151,637,419	$3,402,427,234
36

Notes to Financial Statements  - continued
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	313,946	$7,619,463	226,334	$4,852,592
Class B	143	3,364	—	—
Class C	2,268	51,886	—	—
Class I	795,596	20,017,192	403,189	8,958,852
Class R1	715	15,980	54	1,070
Class R2	36,242	849,152	22,928	474,842
Class R3	33,729	809,844	23,207	492,210
Class R4	49,603	1,205,350	22,208	476,800
Class R6	7,918,001	190,744,636	5,117,127	108,943,629
Class 529A	7,774	184,710	4,868	102,228
Class 529B	17	376	—	—
Class 529C	356	7,817	75	1,454
	9,158,390	$221,509,770	5,819,990	$124,303,677
Shares reacquired
Class A	(15,939,834)	$(364,600,013)	(7,800,633)	$(173,343,749)
Class B	(34,664)	(754,476)	(44,123)	(949,284)
Class C	(184,714)	(3,842,213)	(343,142)	(7,041,169)
Class I	(24,842,490)	(557,285,533)	(11,790,913)	(275,284,618)
Class R1	(50,005)	(988,953)	(27,583)	(567,359)
Class R2	(1,206,840)	(26,339,521)	(1,252,832)	(27,165,069)
Class R3	(938,020)	(20,911,186)	(1,089,197)	(24,160,347)
Class R4	(981,315)	(22,668,338)	(836,491)	(18,679,345)
Class R6	(32,800,974)	(707,295,374)	(20,701,755)	(468,833,018)
Class 529A	(870,095)	(17,524,590)	(70,237)	(1,550,370)
Class 529B	(8,857)	(184,299)	(4,806)	(99,768)
Class 529C	(102,803)	(2,070,259)	(68,530)	(1,364,053)
	(77,960,611)	$(1,724,464,755)	(44,030,242)	$(999,038,149)
37

Notes to Financial Statements  - continued
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Net change
Class A	(5,072,190)	$(131,056,545)	414,515	$9,311,945
Class B	(33,402)	(726,736)	(43,304)	(931,037)
Class C	(62,413)	(1,349,756)	(261,189)	(5,286,248)
Class I	17,114,604	429,689,857	16,344,836	375,506,812
Class R1	70,192	1,447,428	45,485	964,679
Class R2	(335,183)	(7,411,614)	(249,690)	(4,979,686)
Class R3	(38,121)	(824,550)	(95,857)	(2,452,494)
Class R4	(315,213)	(7,921,508)	1,815,804	39,728,469
Class R6	21,312,653	519,499,856	95,454,563	2,115,677,972
Class 529A	(726,427)	(14,339,202)	62,061	1,348,737
Class 529B	(8,099)	(167,527)	(4,373)	(90,259)
Class 529C	(92,885)	(1,854,771)	(55,684)	(1,106,128)
	31,813,516	$784,984,932	113,427,167	$2,527,692,762
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 62%, 3%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2065 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares were closed to new and existing investors subject to certain exceptions. Effective after the close of business on March 18, 2022, all sales of Class 529B and Class 529C shares were suspended, and Class 529B and Class 529C shares were converted into Class 529A shares of the fund effective March 21, 2022. Effective after the close of business on May 13, 2022, all sales and redemptions of Class 529A shares were suspended, and all Class 529A shares were redeemed on May 20, 2022.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an
38

Notes to Financial Statements  - continued
agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2022, the fund’s commitment fee and interest expense were $63,816 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$241,842,376	$1,590,088,814	$1,680,301,649	$(6,518)	$(631)	$151,622,392

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$515,073	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
39

Notes to Financial Statements  - continued
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
40

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Research International Fund and the Board of Trustees of MFS Series Trust I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Research International Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
41

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 17, 2022
42

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
43

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
44

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson(k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
45

Trustees and Officers -continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Victoria Higley Camille Humphries-Lee
46

Board Review of Investment Advisory Agreement
MFS Research International Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
47

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
48

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2 billion, $5 billion, $10 billion and $20 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The
49

Board Review of Investment Advisory Agreement - continued
Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
50

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
51

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
Income derived from foreign sources was $388,587,091. The fund intends to pass through foreign tax credits of $34,147,538 for the fiscal year.
52

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
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For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
54

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CONTACT
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Annual Report
August 31, 2022
MFS®  Technology Fund
SCT-ANN

MFS® Technology Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Richly valued, interest rate–sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in fixed income and currency markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
October 17, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	12.7%
Amazon.com, Inc.	9.8%
Alphabet, Inc., “A”	9.4%
Mastercard, Inc., “A”	5.0%
Adobe Systems, Inc.	3.3%
Global Payments, Inc.	3.2%
Booking Holdings, Inc.	2.8%
Intuit, Inc.	2.5%
Accenture PLC, “A”	2.3%
NVIDIA Corp.	2.3%
Top five industries
Computer Software	25.5%
Business Services	17.5%
Internet	11.3%
Specialty Stores	9.8%
Other Banks & Diversified Financials	7.7%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended August 31, 2022, Class A shares of the MFS Technology Fund (fund) provided a total return of -30.20%, at net asset value. This compares with a return of -11.23% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of -26.03% for the fund’s other benchmark, the Standard & Poor's North American Technology Sector Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of rising labor and volatile materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for raw materials were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Stock selection and, to a lesser extent, an underweight position in the computer systems industry detracted from the fund's performance relative to the Standard & Poor's North American Technology Sector Index. Within this industry, the fund’s underweight position in computer and personal electronics maker Apple weakened relative returns. The share price of Apple appreciated over the reporting period as the company reported solid earnings results, driven by strong iPhone sales and growth in its
3

Management Review - continued
services segment. The timing of the fund's ownership in shares of global payment solutions provider Nuvei (Canada), and its holdings of website design and development platform WIX.com(b)(h) (Israel), also held back relative returns.
Stock selection within the business services industry detracted from relative performance, led by the fund’s overweight position in digital payment technology developer PayPal. The stock price of PayPal declined after the company reported disappointing earnings due to continued pressures from the eBay migration and supply chain issues that impacted cross-border volumes and small-medium business merchants. Additionally, PayPal’s guidance came in below street estimates due to revenue headwinds expected from eBay and the impact of high inflation and normalized loan losses. The fund’s holdings of digital outsourcing services provider Taskus(b), and not owning shares of strong-performing outsourcing solutions provider Automatic Data Processing, also weakened relative performance.
Elsewhere, the fund's overweight position in shares of global enterprise cloud and communications and collaboration solutions provider RingCentral and software company Adobe Systems, it's holdings of luxury fashion industry technology platform provider Farfetch(h)(b) (United Kingdom), and not owning shares of broadband communications and networking services company Broadcom, held back relative returns.
Contributors to Performance
Stock selection and an underweight position in the internet industry contributed to the fund's relative performance, led by an underweight position in weak-performing social networking service provider Meta Platforms. The stock price of Meta Platforms declined after the company’s financial outlook came in meaningfully below expectations due to rising competition from TikTok and headwinds from Apple’s App Tracking Transparency, as well as hard-to-beat prior-year sales comparisons and ongoing supply chain issues. The fund’s holdings of insurance services provider Arthur J Gallagher(b) further supported relative returns as the company reported earnings per share results ahead of estimates, driven by higher-than-expected brokerage organic growth and margin improvement.
Stocks in other industries that benefited relative performance included the timing of the fund’s ownership in shares of cloud-based e-commerce platform operator Shopify (Canada). Although Shopify reported a mixed set of financial results, lower-than-expected margins and growth expectations appeared to have weighed on the stock price. The fund’s overweight positions in debit and credit transaction processing company Mastercard, software giant Microsoft and electronic payment services company Global Payments, and not owning shares of poor-performing social media company Snap, communication software services provider Twilio and computer software company DocuSign, further strengthened relative performance. Additionally, the fund’s holdings of online travel company Booking(b) benefited relative returns.
4

Management Review - continued
The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash aided performance versus the benchmark, which has no cash position.
Respectfully,
Portfolio Manager(s)
Reinier Dobbelman and Matthew Sabel
Note to Shareholders: Effective May 15, 2022, Reinier Dobbelman was added as a Portfolio Manager of the fund. Effective May 31, 2024, Matthew Sabel will no longer be a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 8/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 8/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	(30.20)%	11.71%	15.00%	N/A
B	4/14/00	(30.73)%	10.87%	14.13%	N/A
C	4/14/00	(30.72)%	10.87%	14.13%	N/A
I	1/02/97	(30.02)%	11.98%	15.28%	N/A
R1	4/01/05	(30.72)%	10.87%	14.14%	N/A
R2	10/31/03	(30.38)%	11.42%	14.70%	N/A
R3	4/01/05	(30.21)%	11.70%	14.99%	N/A
R4	4/01/05	(30.03)%	11.98%	15.28%	N/A
R6	1/02/13	(29.95)%	12.09%	N/A	15.88%
Comparative benchmark(s)

Standard & Poor's 500 Stock Index (f)	(11.23)%	11.82%	13.08%	N/A
Standard & Poor's North American Technology Sector Index (f)	(26.03)%	16.44%	17.80%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(34.21)%	10.39%	14.32%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(33.13)%	10.60%	14.13%	N/A
C With CDSC (1% for 12 months) (v)	(31.32)%	10.87%	14.13%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
Standard & Poor's North American Technology Sector Index(g) - a modified market capitalization-weighted index that measures the performance of selected technology stocks.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC
7

Performance Summary  - continued
and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2022 through August 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/22	Ending Account Value 8/31/22	Expenses Paid During Period (p) 3/01/22-8/31/22
A	Actual	1.15%	$1,000.00	$829.39	$5.30
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
B	Actual	1.90%	$1,000.00	$826.18	$8.75
	Hypothetical (h)	1.90%	$1,000.00	$1,015.63	$9.65
C	Actual	1.90%	$1,000.00	$826.35	$8.75
	Hypothetical (h)	1.90%	$1,000.00	$1,015.63	$9.65
I	Actual	0.90%	$1,000.00	$830.57	$4.15
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
R1	Actual	1.90%	$1,000.00	$826.33	$8.75
	Hypothetical (h)	1.90%	$1,000.00	$1,015.63	$9.65
R2	Actual	1.40%	$1,000.00	$828.37	$6.45
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12
R3	Actual	1.15%	$1,000.00	$829.41	$5.30
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
R4	Actual	0.90%	$1,000.00	$830.56	$4.15
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
R6	Actual	0.79%	$1,000.00	$830.92	$3.65
	Hypothetical (h)	0.79%	$1,000.00	$1,021.22	$4.02
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
8/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 95.9%
Brokerage & Asset Managers – 2.4%
Charles Schwab Corp.	203,800	$14,459,610
CME Group, Inc.	57,113	11,171,874
Tradeweb Markets, Inc.	111,187	7,737,503
		$33,368,987
Business Services – 17.5%
Accenture PLC, “A”	110,802	$31,961,945
Clarivate PLC (a)	276,866	3,231,026
Endava PLC, ADR (a)	130,739	13,204,639
Equifax, Inc.	44,466	8,392,958
Fidelity National Information Services, Inc.	293,502	26,817,278
FleetCor Technologies, Inc. (a)	87,662	18,630,805
Global Payments, Inc.	360,214	44,749,389
Morningstar, Inc.	30,212	6,888,034
MSCI, Inc.	16,485	7,405,721
Paya, Inc. (a)	1,536,287	9,632,519
PayPal Holdings, Inc. (a)	235,609	22,015,305
TaskUs, Inc., “A” (a)	238,369	3,546,931
Thoughtworks Holding, Inc. (a)	615,130	8,095,111
TransUnion	78,125	5,771,094
Verisk Analytics, Inc., “A”	65,492	12,257,483
WEX, Inc. (a)	148,798	22,952,091
		$245,552,329
Cable TV – 0.5%
Charter Communications, Inc., “A” (a)	18,664	$7,701,326
Computer Software – 25.5%
Activision Blizzard, Inc.	211,292	$16,584,309
Adobe Systems, Inc. (a)	125,298	46,791,285
Asana, Inc. (a)	20,505	392,671
Atlassian Corp. PLC, “A” (a)	30,695	7,601,924
Avalara, Inc. (a)	52,494	4,807,925
Black Knight, Inc. (a)	227,891	15,077,269
Dun & Bradstreet Holdings, Inc.	600,161	8,552,294
Freshworks, Inc, “A” (a)(l)	98,379	1,338,938
Intuit, Inc.	79,814	34,462,089
Microsoft Corp.	682,642	178,490,404
Paycor HCM, Inc. (a)	163,275	4,837,838
Qualtrics International, “A” (a)	133,337	1,633,378
RAKUS Co. Ltd.	173,900	2,069,666
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – continued
RingCentral, Inc. (a)	73,620	$3,168,605
Salesforce, Inc. (a)	174,710	27,275,725
Topicus.com, Inc. (a)	104,286	5,399,511
		$358,483,831
Computer Software - Systems – 6.9%
Apple, Inc.	120,731	$18,981,328
Arista Networks, Inc. (a)	27,720	3,323,074
Constellation Software, Inc.	8,274	12,455,068
Descartes Systems Group, Inc. (a)	164,115	11,561,214
Hitachi Ltd.	184,800	9,252,528
HubSpot, Inc. (a)	17,731	5,976,056
Nuvei Corp. (a)	86,638	2,650,256
Q2 Holdings, Inc. (a)	109,947	4,367,095
ServiceNow, Inc. (a)	57,218	24,868,087
Shopify, Inc. (a)	129,645	4,103,264
		$97,537,970
Consumer Services – 2.8%
Booking Holdings, Inc. (a)	21,081	$39,543,951
Electronics – 7.3%
Advanced Micro Devices (a)	281,961	$23,930,030
KLA Corp.	47,296	16,275,973
Lam Research Corp.	31,854	13,949,185
Marvell Technology, Inc.	285,178	13,352,034
Micron Technology, Inc.	47,097	2,662,393
NVIDIA Corp.	211,590	31,937,395
		$102,107,010
Insurance – 2.8%
Aon PLC	52,419	$14,638,530
Arthur J. Gallagher & Co.	136,023	24,697,696
		$39,336,226
Internet – 11.3%
Alphabet, Inc., “A” (a)	1,216,795	$131,681,555
Meta Platforms, Inc., “A” (a)	78,542	12,796,848
Pinterest, Inc. (a)	99,988	2,303,723
Tencent Holdings Ltd.	278,000	11,514,181
		$158,296,307
Leisure & Toys – 0.9%
Take-Two Interactive Software, Inc. (a)	103,925	$12,737,048
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 0.1%
Guardant Health, Inc. (a)	17,996	$900,880
Medical Equipment – 0.4%
Bio-Techne Corp.	5,908	$1,960,334
Maravai Lifesciences Holdings, Inc., “A” (a)	187,984	3,923,226
		$5,883,560
Other Banks & Diversified Financials – 7.7%
Mastercard, Inc., “A”	217,084	$70,415,537
S&P Global, Inc.	25,517	8,986,577
Visa, Inc., “A”	147,971	29,403,318
		$108,805,432
Specialty Stores – 9.8%
Amazon.com, Inc. (a)(s)	1,082,491	$137,227,384
Total Common Stocks (Identified Cost, $869,379,623)		$1,347,482,241
Investment Companies (h) – 3.9%
Money Market Funds – 3.9%
MFS Institutional Money Market Portfolio, 2.21% (v) (Identified Cost, $55,244,862)	55,247,779	$55,247,779

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.3%
Special Products & Services – 0.3%
Invesco QQQ Trust Series I – March 2023 @ $295 (Premiums Paid, $3,499,708)	Put	Exchange Traded	$ 51,654,002	1,726	$3,790,296

Other Assets, Less Liabilities – (0.1)%	(792,976)
Net Assets – 100.0%	$1,405,727,340

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $55,247,779 and $1,351,272,537, respectively.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
13

Portfolio of Investments – continued
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
At August 31, 2022, the fund had cash collateral of $57,810 and other liquid securities with an aggregate value of $550,182 to cover any collateral or margin obligations for securities sold short and certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
14

Financial Statements
Statement of Assets and Liabilities
At 8/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $321,142 of securities on loan (identified cost, $872,879,331)	$1,351,272,537
Investments in affiliated issuers, at value (identified cost, $55,244,862)	55,247,779
Deposits with brokers for
Cleared options	57,810
Receivables for
Fund shares sold	816,234
Interest and dividends	609,034
Other assets	1,430
Total assets	$1,408,004,824
Liabilities
Payables for
Fund shares reacquired	$1,708,480
Payable to affiliates
Investment adviser	56,181
Administrative services fee	1,434
Shareholder servicing costs	313,823
Distribution and service fees	17,123
Payable for independent Trustees' compensation	608
Accrued expenses and other liabilities	179,835
Total liabilities	$2,277,484
Net assets	$1,405,727,340
Net assets consist of
Paid-in capital	$818,201,954
Total distributable earnings (loss)	587,525,386
Net assets	$1,405,727,340
Shares of beneficial interest outstanding	29,554,548
15

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$572,701,503	12,208,249	$46.91
Class B	23,115,218	615,519	37.55
Class C	112,241,112	2,997,063	37.45
Class I	356,867,113	6,926,960	51.52
Class R1	7,557,537	202,347	37.35
Class R2	22,286,901	510,802	43.63
Class R3	49,755,059	1,061,488	46.87
Class R4	25,673,974	515,034	49.85
Class R6	235,528,923	4,517,086	52.14

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $49.77 [100 / 94.25 x $46.91]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
16

Financial Statements
Statement of Operations
Year ended 8/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$6,417,356
Dividends from affiliated issuers	241,153
Other	74,703
Income on securities loaned	4,399
Foreign taxes withheld	(6,945)
Total investment income	$6,730,666
Expenses
Management fee	$13,483,161
Distribution and service fees	4,091,646
Shareholder servicing costs	1,944,852
Administrative services fee	281,088
Independent Trustees' compensation	26,011
Custodian fee	110,902
Shareholder communications	82,994
Audit and tax fees	68,607
Legal fees	7,153
Miscellaneous	222,258
Total expenses	$20,318,672
Reduction of expenses by investment adviser and distributor	(259,563)
Net expenses	$20,059,109
Net investment income (loss)	$(13,328,443)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$193,478,410
Affiliated issuers	(2,398)
Foreign currency	(29,263)
Net realized gain (loss)	$193,446,749
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(835,366,578)
Affiliated issuers	2,917
Net unrealized gain (loss)	$(835,363,661)
Net realized and unrealized gain (loss)	$(641,916,912)
Change in net assets from operations	$(655,245,355)
See Notes to Financial Statements
17

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/22	8/31/21
Change in net assets
From operations
Net investment income (loss)	$(13,328,443)	$(17,168,546)
Net realized gain (loss)	193,446,749	262,544,681
Net unrealized gain (loss)	(835,363,661)	206,014,483
Change in net assets from operations	$(655,245,355)	$451,390,618
Total distributions to shareholders	$(249,750,373)	$(109,208,449)
Change in net assets from fund share transactions	$(22,067,935)	$(52,798,844)
Total change in net assets	$(927,063,663)	$289,383,325
Net assets
At beginning of period	2,332,791,003	2,043,407,678
At end of period	$1,405,727,340	$2,332,791,003
See Notes to Financial Statements
18

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$75.65	$64.90	$44.73	$45.65	$35.67
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.45)	$(0.57)	$(0.35)	$(0.27)	$(0.26)
Net realized and unrealized gain (loss)	(19.94)	14.83	21.50	1.24	11.61
Total from investment operations	$(20.39)	$14.26	$21.15	$0.97	$11.35
Less distributions declared to shareholders
From net realized gain	$(8.35)	$(3.51)	$(0.98)	$(1.89)	$(1.37)
Net asset value, end of period (x)	$46.91	$75.65	$64.90	$44.73	$45.65
Total return (%) (r)(s)(t)(x)	(30.20)	22.97	48.23	2.97	32.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.14	1.12	1.18	1.19	1.24
Expenses after expense reductions	1.13	1.11	1.16	1.18	1.22
Net investment income (loss)	(0.76)	(0.85)	(0.71)	(0.64)	(0.66)
Portfolio turnover	30	36	46	32	30
Net assets at end of period (000 omitted)	$572,702	$888,416	$745,157	$471,468	$484,477
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	N/A	1.11	1.13	1.15	1.16
See Notes to Financial Statements
19

Financial Highlights – continued
Class B	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$62.67	$54.73	$38.16	$39.55	$31.31
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.73)	$(0.89)	$(0.61)	$(0.50)	$(0.49)
Net realized and unrealized gain (loss)	(16.04)	12.34	18.16	1.00	10.10
Total from investment operations	$(16.77)	$11.45	$17.55	$0.50	$9.61
Less distributions declared to shareholders
From net realized gain	$(8.35)	$(3.51)	$(0.98)	$(1.89)	$(1.37)
Net asset value, end of period (x)	$37.55	$62.67	$54.73	$38.16	$39.55
Total return (%) (r)(s)(t)(x)	(30.73)	22.06	47.07	2.21	31.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.89	1.87	1.93	1.94	1.99
Expenses after expense reductions	1.88	1.86	1.92	1.93	1.98
Net investment income (loss)	(1.52)	(1.59)	(1.46)	(1.39)	(1.41)
Portfolio turnover	30	36	46	32	30
Net assets at end of period (000 omitted)	$23,115	$44,390	$46,224	$41,017	$45,337
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	N/A	1.86	1.88	1.90	1.92
See Notes to Financial Statements
20

Financial Highlights – continued
Class C	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$62.52	$54.61	$38.07	$39.47	$31.24
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.73)	$(0.88)	$(0.61)	$(0.50)	$(0.49)
Net realized and unrealized gain (loss)	(15.99)	12.30	18.13	0.99	10.09
Total from investment operations	$(16.72)	$11.42	$17.52	$0.49	$9.60
Less distributions declared to shareholders
From net realized gain	$(8.35)	$(3.51)	$(0.98)	$(1.89)	$(1.37)
Net asset value, end of period (x)	$37.45	$62.52	$54.61	$38.07	$39.47
Total return (%) (r)(s)(t)(x)	(30.72)	22.06	47.11	2.19	31.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.89	1.87	1.93	1.94	1.98
Expenses after expense reductions	1.88	1.86	1.92	1.93	1.97
Net investment income (loss)	(1.52)	(1.59)	(1.46)	(1.40)	(1.41)
Portfolio turnover	30	36	46	32	30
Net assets at end of period (000 omitted)	$112,241	$194,857	$183,286	$128,817	$128,707
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	N/A	1.86	1.88	1.91	1.92
See Notes to Financial Statements
21

Financial Highlights – continued
Class I	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$82.06	$69.94	$48.02	$48.74	$37.90
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.34)	$(0.43)	$(0.25)	$(0.18)	$(0.18)
Net realized and unrealized gain (loss)	(21.85)	16.06	23.15	1.35	12.39
Total from investment operations	$(22.19)	$15.63	$22.90	$1.17	$12.21
Less distributions declared to shareholders
From net realized gain	$(8.35)	$(3.51)	$(0.98)	$(1.89)	$(1.37)
Net asset value, end of period (x)	$51.52	$82.06	$69.94	$48.02	$48.74
Total return (%) (r)(s)(t)(x)	(30.02)	23.28	48.57	3.20	33.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.89	0.87	0.93	0.94	0.99
Expenses after expense reductions	0.88	0.86	0.92	0.93	0.98
Net investment income (loss)	(0.52)	(0.59)	(0.46)	(0.40)	(0.41)
Portfolio turnover	30	36	46	32	30
Net assets at end of period (000 omitted)	$356,867	$608,833	$561,531	$315,655	$303,359
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	N/A	0.86	0.88	0.91	0.92
See Notes to Financial Statements
22

Financial Highlights – continued
Class R1	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$62.37	$54.49	$37.99	$39.39	$31.18
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.72)	$(0.89)	$(0.62)	$(0.50)	$(0.49)
Net realized and unrealized gain (loss)	(15.95)	12.28	18.10	0.99	10.07
Total from investment operations	$(16.67)	$11.39	$17.48	$0.49	$9.58
Less distributions declared to shareholders
From net realized gain	$(8.35)	$(3.51)	$(0.98)	$(1.89)	$(1.37)
Net asset value, end of period (x)	$37.35	$62.37	$54.49	$37.99	$39.39
Total return (%) (r)(s)(t)(x)	(30.72)	22.05	47.10	2.19	31.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.89	1.87	1.93	1.94	1.99
Expenses after expense reductions	1.88	1.86	1.91	1.93	1.98
Net investment income (loss)	(1.51)	(1.59)	(1.47)	(1.40)	(1.41)
Portfolio turnover	30	36	46	32	30
Net assets at end of period (000 omitted)	$7,558	$10,498	$9,882	$5,715	$5,534
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	N/A	1.86	1.88	1.91	1.92
See Notes to Financial Statements
23

Financial Highlights – continued
Class R2	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$71.12	$61.36	$42.45	$43.55	$34.17
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.56)	$(0.68)	$(0.45)	$(0.36)	$(0.35)
Net realized and unrealized gain (loss)	(18.58)	13.95	20.34	1.15	11.10
Total from investment operations	$(19.14)	$13.27	$19.89	$0.79	$10.75
Less distributions declared to shareholders
From net realized gain	$(8.35)	$(3.51)	$(0.98)	$(1.89)	$(1.37)
Net asset value, end of period (x)	$43.63	$71.12	$61.36	$42.45	$43.55
Total return (%) (r)(s)(t)(x)	(30.38)	22.67	47.84	2.69	32.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.39	1.37	1.43	1.44	1.48
Expenses after expense reductions	1.38	1.36	1.42	1.43	1.48
Net investment income (loss)	(1.02)	(1.09)	(0.97)	(0.90)	(0.91)
Portfolio turnover	30	36	46	32	30
Net assets at end of period (000 omitted)	$22,287	$37,797	$38,511	$29,339	$28,071
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	N/A	1.36	1.38	1.41	1.42
See Notes to Financial Statements
24

Financial Highlights – continued
Class R3	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$75.60	$64.85	$44.71	$45.63	$35.66
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.46)	$(0.56)	$(0.35)	$(0.27)	$(0.27)
Net realized and unrealized gain (loss)	(19.92)	14.82	21.47	1.24	11.61
Total from investment operations	$(20.38)	$14.26	$21.12	$0.97	$11.34
Less distributions declared to shareholders
From net realized gain	$(8.35)	$(3.51)	$(0.98)	$(1.89)	$(1.37)
Net asset value, end of period (x)	$46.87	$75.60	$64.85	$44.71	$45.63
Total return (%) (r)(s)(t)(x)	(30.21)	22.99	48.18	2.97	32.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.14	1.13	1.18	1.19	1.24
Expenses after expense reductions	1.13	1.11	1.17	1.18	1.23
Net investment income (loss)	(0.77)	(0.84)	(0.71)	(0.65)	(0.66)
Portfolio turnover	30	36	46	32	30
Net assets at end of period (000 omitted)	$49,755	$96,784	$109,884	$80,242	$79,534
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	N/A	1.11	1.13	1.16	1.17
See Notes to Financial Statements
25

Financial Highlights – continued
Class R4	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$79.68	$68.01	$46.72	$47.47	$36.95
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.33)	$(0.42)	$(0.24)	$(0.17)	$(0.17)
Net realized and unrealized gain (loss)	(21.15)	15.60	22.51	1.31	12.06
Total from investment operations	$(21.48)	$15.18	$22.27	$1.14	$11.89
Less distributions declared to shareholders
From net realized gain	$(8.35)	$(3.51)	$(0.98)	$(1.89)	$(1.37)
Net asset value, end of period (x)	$49.85	$79.68	$68.01	$46.72	$47.47
Total return (%) (r)(s)(t)(x)	(30.03)	23.28	48.57	3.22	33.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.89	0.87	0.93	0.94	0.99
Expenses after expense reductions	0.88	0.86	0.92	0.93	0.98
Net investment income (loss)	(0.52)	(0.59)	(0.47)	(0.40)	(0.41)
Portfolio turnover	30	36	46	32	30
Net assets at end of period (000 omitted)	$25,674	$47,324	$32,530	$25,310	$23,004
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	N/A	0.85	0.89	0.91	0.92
See Notes to Financial Statements
26

Financial Highlights – continued
Class R6	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$82.87	$70.54	$48.38	$49.03	$38.09
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.27)	$(0.37)	$(0.20)	$(0.13)	$(0.13)
Net realized and unrealized gain (loss)	(22.11)	16.21	23.34	1.37	12.44
Total from investment operations	$(22.38)	$15.84	$23.14	$1.24	$12.31
Less distributions declared to shareholders
From net realized gain	$(8.35)	$(3.51)	$(0.98)	$(1.89)	$(1.37)
Net asset value, end of period (x)	$52.14	$82.87	$70.54	$48.38	$49.03
Total return (%) (r)(s)(t)(x)	(29.95)	23.39	48.71	3.33	33.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.79	0.78	0.84	0.84	0.89
Expenses after expense reductions	0.77	0.77	0.82	0.83	0.88
Net investment income (loss)	(0.41)	(0.50)	(0.37)	(0.30)	(0.31)
Portfolio turnover	30	36	46	32	30
Net assets at end of period (000 omitted)	$235,529	$403,893	$316,404	$168,352	$138,924
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	N/A	0.77	0.79	0.81	0.82

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
27

Notes to Financial Statements
(1) Business and Organization
MFS Technology Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. The value of stocks in the technology sector can be very volatile due to the rapid pace of product change, technological developments, and other factors.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
28

Notes to Financial Statements  - continued
Investment Valuations — Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the
29

Notes to Financial Statements  - continued
issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,279,062,210	$—	$—	$1,279,062,210
Canada	36,169,313	—	—	36,169,313
United Kingdom	13,204,639	—	—	13,204,639
China	—	11,514,181	—	11,514,181
Japan	—	11,322,194	—	11,322,194
Mutual Funds	55,247,779	—	—	55,247,779
Total	$1,383,683,941	$22,836,375	$—	$1,406,520,316
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate
30

Notes to Financial Statements  - continued
losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were purchased options. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at August 31, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Equity	Purchased Option Contracts	$3,790,296
(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended August 31, 2022 as reported in the Statement of Operations:
Risk	Unaffiliated Issuers (Purchased Options)
Equity	$290,588
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements.
31

Notes to Financial Statements  - continued
For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Short Sales — The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. For the year ended August 31, 2022, the fund did not enter into short sale transactions.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the
32

Notes to Financial Statements  - continued
related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $321,142. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $325,652 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
33

Notes to Financial Statements  - continued
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals, straddle loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and net operating losses.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/22	Year ended 8/31/21
Ordinary income (including any short-term capital gains)	$64,444,592	$—
Long-term capital gains	185,305,781	109,208,449
Total distributions	$249,750,373	$109,208,449
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/22
Cost of investments	$934,288,302
Gross appreciation	593,106,489
Gross depreciation	(120,874,475)
Net unrealized appreciation (depreciation)	$472,232,014
Undistributed long-term capital gain	122,265,075
Late year ordinary loss deferral	(6,971,703)
Total distributable earnings (loss)	$587,525,386
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to
34

Notes to Financial Statements  - continued
shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/22	Year ended 8/31/21
Class A	$97,004,773	$39,981,871
Class B	5,633,192	2,836,401
Class C	25,137,122	11,727,115
Class I	62,813,302	27,987,681
Class R1	1,457,279	660,107
Class R2	4,354,112	2,189,374
Class R3	9,789,520	6,034,105
Class R4	4,407,863	1,741,234
Class R6	39,153,210	16,050,561
Total	$249,750,373	$109,208,449
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2022, this management fee reduction amounted to $258,761, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.71% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $164,845 for the year ended August 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
35

Notes to Financial Statements  - continued
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,818,976
Class B	0.75%	0.25%	1.00%	1.00%	333,028
Class C	0.75%	0.25%	1.00%	1.00%	1,523,142
Class R1	0.75%	0.25%	1.00%	1.00%	91,218
Class R2	0.25%	0.25%	0.50%	0.50%	149,722
Class R3	—	0.25%	0.25%	0.25%	175,560
Total Distribution and Service Fees					$4,091,646
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2022, this rebate amounted to $782, $19, and $1 for Class A, Class B, and Class C shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2022, were as follows:
Amount
Class A	$11,471
Class B	11,915
Class C	8,673
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2022, the fee was $210,664, which equated to 0.0114% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing
36

Notes to Financial Statements  - continued
costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,734,188.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.0152% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2022, the fund engaged in sale transactions pursuant to this policy, which amounted to $2,505,605. The sales transactions resulted in net realized gains (losses) of $(2,304,776).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2022, this reimbursement amounted to $73,836, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended August 31, 2022, purchases and sales of investments, other than purchased options with an expiration of less than one year from the time of purchase and short-term obligations, aggregated $537,424,786 and $858,821,473, respectively.
37

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,539,626	$90,958,488	2,041,235	$135,528,348
Class B	4,748	218,700	19,385	1,072,422
Class C	217,987	10,422,115	388,800	21,337,233
Class I	1,490,162	98,558,908	1,964,028	139,976,502
Class R1	66,023	3,082,736	62,331	3,426,469
Class R2	122,061	6,763,303	196,801	12,228,587
Class R3	248,869	14,433,290	553,491	36,617,031
Class R4	110,131	6,923,927	272,966	19,306,122
Class R6	945,092	61,311,730	1,945,342	140,788,322
	4,744,699	$292,673,197	7,444,379	$510,281,036
Shares issued to shareholders in reinvestment of distributions
Class A	1,420,260	$94,362,044	606,720	$38,781,516
Class B	103,866	5,554,746	52,636	2,802,337
Class C	451,349	24,074,933	208,877	11,093,450
Class I	788,615	57,442,721	364,594	25,233,552
Class R1	27,311	1,452,667	12,421	658,166
Class R2	69,869	4,325,571	35,971	2,165,483
Class R3	147,455	9,789,520	94,475	6,034,105
Class R4	54,585	3,847,149	22,758	1,529,365
Class R6	477,615	35,181,103	194,133	13,560,203
	3,540,925	$236,030,454	1,592,585	$101,858,177
Shares reacquired
Class A	(2,494,973)	$(146,539,685)	(2,387,042)	$(158,552,829)
Class B	(201,409)	(9,484,025)	(208,269)	(11,542,946)
Class C	(788,992)	(36,808,403)	(837,296)	(46,360,016)
Class I	(2,770,879)	(171,977,632)	(2,938,120)	(211,435,850)
Class R1	(59,294)	(2,698,719)	(87,800)	(4,960,576)
Class R2	(212,605)	(11,586,171)	(328,957)	(20,461,503)
Class R3	(615,081)	(37,075,724)	(1,062,054)	(71,182,913)
Class R4	(243,626)	(15,880,342)	(180,112)	(12,634,502)
Class R6	(1,779,282)	(118,720,885)	(1,751,522)	(127,806,922)
	(9,166,141)	$(550,771,586)	(9,781,172)	$(664,938,057)
38

Notes to Financial Statements  - continued
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Net change
Class A	464,913	$38,780,847	260,913	$15,757,035
Class B	(92,795)	(3,710,579)	(136,248)	(7,668,187)
Class C	(119,656)	(2,311,355)	(239,619)	(13,929,333)
Class I	(492,102)	(15,976,003)	(609,498)	(46,225,796)
Class R1	34,040	1,836,684	(13,048)	(875,941)
Class R2	(20,675)	(497,297)	(96,185)	(6,067,433)
Class R3	(218,757)	(12,852,914)	(414,088)	(28,531,777)
Class R4	(78,910)	(5,109,266)	115,612	8,200,985
Class R6	(356,575)	(22,228,052)	387,953	26,541,603
	(880,517)	$(22,067,935)	(744,208)	$(52,798,844)
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2022, the fund’s commitment fee and interest expense were $8,096 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$16,102,802	$401,442,885	$362,298,427	$(2,398)	$2,917	$55,247,779
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Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$241,153	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
40

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Technology Fund and the Board of Trustees of MFS Series Trust I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Technology Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
41

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 17, 2022
42

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
43

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
44

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson(k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
45

Trustees and Officers -continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Reinier Dobbelman Matthew Sabel
46

Board Review of Investment Advisory Agreement
MFS Technology Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
47

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median..
48

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services
49

Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
50

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
51

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $229,874,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 7.79% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
52

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
53

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
55

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2022
MFS®  U.S. Government Cash Reserve Fund
LMM-ANN

MFS® U.S. Government Cash Reserve Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Richly valued, interest rate–sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in fixed income and currency markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
October 17, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure (u)
Composition including fixed income credit quality (a)(u)
A-1+	54.1%
A-1	46.1%
Other Assets Less Liabilities	(0.2)%
Maturity breakdown (u)
0 - 7 days	50.4%
8 - 29 days	29.2%
30 - 59 days	20.6%
60 - 89 days	0.0%
Other Assets Less Liabilities	(0.2)%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund did not hold unrated securities. The fund is not rated by these agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.
Percentages are based on net assets as of August 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

Performance Summary THROUGH 8/31/22
Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect the sponsor will provide financial support to the fund at any time. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Share Class	Inception	1-Year Total Return (without sales charge)	Current 7-day yield
A	9/07/93	0.28%	1.78%
B	12/29/86	0.28%	1.78%
C	4/01/96	0.28%	1.78%
I	9/18/18	0.28%	1.78%
R1	4/01/05	0.28%	1.78%
R2	4/01/05	0.28%	1.77%
R3	4/01/05	0.28%	1.77%
R4	4/01/05	0.28%	1.78%
R6	9/18/18	0.30%	1.82%

1-Year Total Return
B With CDSC (Declining over six years from 4% to 0%) (v)	(3.72)%
C With CDSC (1% for 12 months) (v)	(0.72)%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge. Certain Class A shares acquired through an exchange may be subject to a CDSC upon redemption depending on when the shares exchanged were originally purchased.
(v)	Assuming redemption at the end of the applicable period.
Yields quoted are based on the latest seven days ended as of August 31, 2022, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.
3

Performance Summary  - continued
Notes to Performance Summary
Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.
4

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2022 through August 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
5

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/22	Ending Account Value 8/31/22	Expenses Paid During Period (p) 3/01/22-8/31/22
A	Actual	0.34%	$1,000.00	$1,002.68	$1.72
	Hypothetical (h)	0.34%	$1,000.00	$1,023.49	$1.73
B	Actual	0.33%	$1,000.00	$1,002.68	$1.67
	Hypothetical (h)	0.33%	$1,000.00	$1,023.54	$1.68
C	Actual	0.35%	$1,000.00	$1,002.68	$1.77
	Hypothetical (h)	0.35%	$1,000.00	$1,023.44	$1.79
I	Actual	0.33%	$1,000.00	$1,002.67	$1.67
	Hypothetical (h)	0.33%	$1,000.00	$1,023.54	$1.68
R1	Actual	0.33%	$1,000.00	$1,002.68	$1.67
	Hypothetical (h)	0.33%	$1,000.00	$1,023.54	$1.68
R2	Actual	0.33%	$1,000.00	$1,002.67	$1.67
	Hypothetical (h)	0.33%	$1,000.00	$1,023.54	$1.68
R3	Actual	0.34%	$1,000.00	$1,002.68	$1.72
	Hypothetical (h)	0.34%	$1,000.00	$1,023.49	$1.73
R4	Actual	0.33%	$1,000.00	$1,002.67	$1.67
	Hypothetical (h)	0.33%	$1,000.00	$1,023.54	$1.68
R6	Actual	0.37%	$1,000.00	$1,002.85	$1.87
	Hypothetical (h)	0.37%	$1,000.00	$1,023.34	$1.89
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
As further discussed in Note 3 in the Notes to Financial Statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.
6

Portfolio of Investments
8/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
U.S. Government Agencies and Equivalents (y) – 85.2%
Fannie Mae, 2.15%, due 9/07/2022	$6,389,000	$6,386,743
Federal Farm Credit Bank, 2.18%, due 9/07/2022	36,156,000	36,143,044
Federal Farm Credit Bank, 2.16%, due 9/08/2022	20,254,000	20,245,611
Federal Home Loan Bank, 2.17%, due 9/16/2022	25,750,000	25,727,040
Federal Home Loan Bank, 2.18%, due 9/23/2022	25,750,000	25,716,167
Freddie Mac, 2.04%, due 9/02/2022	8,400,000	8,399,531
Freddie Mac, 1.81%, due 9/06/2022	14,250,000	14,246,477
Freddie Mac, 2.06%, due 9/15/2022	21,184,000	21,167,276
U.S. Treasury Bill, 2.04%, due 9/01/2022	25,445,000	25,445,000
U.S. Treasury Bill, 2.14%, due 9/06/2022	36,500,000	36,489,304
U.S. Treasury Bill, 2.08%, due 9/08/2022	32,500,000	32,487,045
U.S. Treasury Bill, 2.18%, due 9/13/2022	46,086,000	46,052,972
U.S. Treasury Bill, 2.13%, due 9/20/2022	29,744,000	29,711,034
U.S. Treasury Bill, 2.26%, due 10/06/2022	37,650,000	37,568,556
U.S. Treasury Bill, 2.41%, due 10/11/2022	67,300,000	67,122,776
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$432,908,576
Repurchase Agreements – 15.0%
Bank of America Corp. Repurchase Agreement, 2.24%, dated 8/31/2022, due 9/01/2022, total to be received $37,907,359 (secured by U.S. Treasury and/or U.S. Government Agency Securities valued at $38,663,460)	$37,905,000	$37,905,000
JPMorgan Chase & Co. Repurchase Agreement, 2.26%, dated 8/31/2022, due 9/01/2022, total to be received $37,976,383 (secured by U.S. Treasury and/or U.S. Government Agency Securities valued at $38,735,951)	37,974,000	37,974,000
Total Repurchase Agreements, at Cost and Value		$75,879,000

Other Assets, Less Liabilities – (0.2)%		(768,223)
Net Assets – 100.0%		$508,019,353

(y)	The rate shown represents an annualized yield at time of purchase.
See Notes to Financial Statements
7

Financial Statements
Statement of Assets and Liabilities
At 8/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at cost and value	$432,908,576
Investments in unaffiliated repurchase agreements, at cost and value	75,879,000
Cash	749
Receivables for
Fund shares sold	177,685
Interest	4,742
Receivable from investment adviser and distributor	81,911
Other assets	237
Total assets	$509,052,900
Liabilities
Payables for
Distributions	$5,682
Fund shares reacquired	869,533
Payable to affiliates
Administrative services fee	542
Shareholder servicing costs	60,855
Payable for independent Trustees' compensation	3,547
Accrued expenses and other liabilities	93,388
Total liabilities	$1,033,547
Net assets	$508,019,353
Net assets consist of
Paid-in capital	$508,028,642
Total distributable earnings (loss)	(9,289)
Net assets	$508,019,353
Shares of beneficial interest outstanding	508,254,160
8

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share
Class A	$173,514,275	173,594,628	$1.00
Class B	5,194,324	5,196,740	1.00
Class C	43,674,055	43,694,287	1.00
Class I	17,381,743	17,389,755	1.00
Class R1	9,298,111	9,302,381	1.00
Class R2	23,725,876	23,736,805	1.00
Class R3	21,165,954	21,175,672	1.00
Class R4	2,683,985	2,685,219	1.00
Class R6	211,381,030	211,478,673	1.00
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
9

Financial Statements
Statement of Operations
Year ended 8/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$2,185,664
Other	1,050
Total investment income	$2,186,714
Expenses
Management fee	$1,340,014
Distribution and service fees	1,059,486
Shareholder servicing costs	462,917
Program manager fees	12,139
Administrative services fee	61,837
Independent Trustees' compensation	7,344
Custodian fee	19,113
Shareholder communications	18,836
Audit and tax fees	47,547
Legal fees	913
Miscellaneous	199,288
Total expenses	$3,229,434
Reduction of expenses by investment adviser and distributor	(2,454,536)
Net expenses	$774,898
Net investment income (loss)	$1,411,816
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(4,685)
Change in net assets from operations	$1,407,131
See Notes to Financial Statements
10

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/22	8/31/21
Change in net assets
From operations
Net investment income (loss)	$1,411,816	$0
Net realized gain (loss)	(4,685)	34,722
Change in net assets from operations	$1,407,131	$34,722
Total distributions to shareholders	$(1,446,753)	$—
Change in net assets from fund share transactions	$242,804,440	$(36,517,974)
Total change in net assets	$242,764,818	$(36,483,252)
Net assets
At beginning of period	265,254,535	301,737,787
At end of period	$508,019,353	$265,254,535
See Notes to Financial Statements
11

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00(w)	$0.00	$0.00(w)	$0.02	$0.01
Net realized and unrealized gain (loss)	(0.00)(w)	0.00(w)	0.00(w)	0.00(w)	—
Total from investment operations	$0.00(w)	$0.00(w)	$0.00(w)	$0.02	$0.01
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)	$(0.01)
From net realized gain	(0.00)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)	$(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.28	0.00	0.54	1.58	0.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.91	0.91	0.96	0.98	0.94
Expenses after expense reductions	0.21	0.05	0.44	0.72	0.68
Net investment income (loss)	0.33	0.00	0.44	1.57	0.76
Net assets at end of period (000 omitted)	$173,514	$128,482	$140,426	$99,511	$100,463
See Notes to Financial Statements
12

Financial Highlights – continued
Class B	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00(w)	$0.00	$0.00(w)	$0.02	$0.01
Net realized and unrealized gain (loss)	(0.00)(w)	0.00(w)	0.00(w)	0.00(w)	—
Total from investment operations	$0.00(w)	$0.00(w)	$0.00(w)	$0.02	$0.01
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)	$(0.01)
From net realized gain	(0.00)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)	$(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.28	0.00	0.54	1.58	0.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.66	1.66	1.71	1.73	1.69
Expenses after expense reductions	0.18	0.05	0.47	0.72	0.68
Net investment income (loss)	0.25	0.00	0.49	1.57	0.72
Net assets at end of period (000 omitted)	$5,194	$6,792	$9,528	$8,977	$11,664

Class C	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00(w)	$0.00	$0.00(w)	$0.02	$0.01
Net realized and unrealized gain (loss)	(0.00)(w)	0.00(w)	0.00(w)	0.00(w)	—
Total from investment operations	$0.00(w)	$0.00(w)	$0.00(w)	$0.02	$0.01
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)	$(0.01)
From net realized gain	(0.00)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)	$(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.28	0.00	0.54	1.58	0.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.66	1.66	1.71	1.73	1.69
Expenses after expense reductions	0.25	0.05	0.40	0.72	0.68
Net investment income (loss)	0.40	0.00	0.37	1.57	0.68
Net assets at end of period (000 omitted)	$43,674	$23,748	$34,508	$19,438	$18,451
See Notes to Financial Statements
13

Financial Highlights – continued
Class I	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19(i)
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00(w)	$0.00	$0.00(w)	$0.02
Net realized and unrealized gain (loss)	(0.00)(w)	0.00(w)	0.00(w)	0.00(w)
Total from investment operations	$0.00(w)	$0.00(w)	$0.00(w)	$0.02
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)
From net realized gain	(0.00)(w)	—	—	—
Total distributions declared to shareholders	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.28	0.00	0.54	1.52(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.66	0.65	0.69	0.73(a)
Expenses after expense reductions	0.20	0.05	0.23	0.72(a)
Net investment income (loss)	0.29	0.00	0.06	1.60(a)
Net assets at end of period (000 omitted)	$17,382	$12,819	$9,797	$56

Class R1	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00(w)	$0.00	$0.00(w)	$0.02	$0.01
Net realized and unrealized gain (loss)	(0.00)(w)	0.00(w)	0.00(w)	0.00(w)	—
Total from investment operations	$0.00(w)	$0.00(w)	$0.00(w)	$0.02	$0.01
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)	$(0.01)
From net realized gain	(0.00)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)	$(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.28	0.00	0.54	1.57	0.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.66	1.65	1.71	1.73	1.69
Expenses after expense reductions	0.19	0.05	0.47	0.72	0.68
Net investment income (loss)	0.27	0.00	0.48	1.57	0.72
Net assets at end of period (000 omitted)	$9,298	$8,761	$9,209	$7,610	$8,305
See Notes to Financial Statements
14

Financial Highlights – continued
Class R2	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00(w)	$0.00	$0.01	$0.02	$0.01
Net realized and unrealized gain (loss)	(0.00)(w)	0.00(w)	0.00(w)	0.00(w)	—
Total from investment operations	$0.00(w)	$0.00(w)	$0.01	$0.02	$0.01
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$—	$(0.01)	$(0.02)	$(0.01)
From net realized gain	(0.00)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.00)(w)	$—	$(0.01)	$(0.02)	$(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.28	0.00	0.54	1.57	0.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.16	1.16	1.21	1.23	1.19
Expenses after expense reductions	0.19	0.05	0.48	0.72	0.68
Net investment income (loss)	0.26	0.00	0.51	1.57	0.73
Net assets at end of period (000 omitted)	$23,726	$26,432	$33,676	$31,672	$34,993

Class R3	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00(w)	$0.00	$0.00(w)	$0.02	$0.01
Net realized and unrealized gain (loss)	(0.00)(w)	0.00(w)	0.00(w)	0.00(w)	—
Total from investment operations	$0.00(w)	$0.00(w)	$0.00(w)	$0.02	$0.01
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)	$(0.01)
From net realized gain	(0.00)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)	$(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.28	0.00	0.54	1.57	0.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.91	0.90	0.96	0.98	0.94
Expenses after expense reductions	0.19	0.05	0.44	0.72	0.68
Net investment income (loss)	0.29	0.00	0.44	1.55	0.73
Net assets at end of period (000 omitted)	$21,166	$21,266	$24,536	$16,471	$26,227
See Notes to Financial Statements
15

Financial Highlights – continued
Class R4	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00(w)	$0.00	$0.01	$0.02	$0.01
Net realized and unrealized gain (loss)	(0.00)(w)	0.00(w)	0.00(w)	0.00(w)	—
Total from investment operations	$0.00(w)	$0.00(w)	$0.01	$0.02	$0.01
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$—	$(0.01)	$(0.02)	$(0.01)
From net realized gain	(0.00)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.00)(w)	$—	$(0.01)	$(0.02)	$(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.28	0.00	0.54	1.57	0.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.66	0.65	0.71	0.73	0.69
Expenses after expense reductions	0.19	0.05	0.49	0.72	0.68
Net investment income (loss)	0.27	0.00	0.54	1.57	0.74
Net assets at end of period (000 omitted)	$2,684	$2,676	$2,709	$2,676	$2,729

Class R6	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19(i)
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.00	$0.00(w)	$0.02
Net realized and unrealized gain (loss)	(0.01)	0.00(w)	0.00(w)	0.00(w)
Total from investment operations	$0.00(w)	$0.00(w)	$0.00(w)	$0.02
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)
From net realized gain	(0.00)(w)	—	—	—
Total distributions declared to shareholders	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.30	0.00	0.58	1.58(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.56	0.59	0.65	0.66(a)
Expenses after expense reductions	0.37	0.05	0.42	0.65(a)
Net investment income (loss)	0.99	0.00	0.46	1.65(a)
Net assets at end of period (000 omitted)	$211,381	$113	$113	$54

See Notes to Financial Statements
16

Financial Highlights – continued
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(i)	For Class I and Class R6, the period is from the class inception, September 18, 2018, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
See Notes to Financial Statements
17

Notes to Financial Statements
(1) Business and Organization
MFS U.S. Government Cash Reserve Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes
18

Notes to Financial Statements  - continued
unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$508,787,576	$—	$508,787,576
For further information regarding security characteristics, see the Portfolio of Investments.
Repurchase Agreements — The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. At August 31, 2022, the fund had investments in repurchase agreements with a gross value of $75,879,000 in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order
19

Notes to Financial Statements  - continued
to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
During the year ended August 31, 2022, there were no significant adjustments due to differences between book and tax accounting.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/22	Year ended 8/31/21
Ordinary income (including any short-term capital gains)	$1,446,753	$—
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/22
Cost of investments	$508,787,576
Undistributed ordinary income	4,612
Capital loss carryforwards	(4,685)
Other temporary differences	(9,216)
Total distributable earnings (loss)	$(9,289)
As of August 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(4,685)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A
20

Notes to Financial Statements  - continued
shares. Effective May 20, 2022, all Class 529A shares were redeemed. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/22	Year ended 8/31/21
Class A	$486,267	$—
Class B	15,213	—
Class C	122,442	—
Class I	43,743	—
Class R1	26,149	—
Class R2	67,713	—
Class R3	55,479	—
Class R4	7,536	—
Class R6	616,716	—
Class 529A	4,756	—
Class 529B	19	—
Class 529C	720	—
Total	$1,446,753	$—
(3) Transactions with Affiliates
Note regarding references to Class 529A, Class 529B, and Class 529C shares in this “Note (3) Transactions with Affiliates”: Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective May 20, 2022, all Class 529A shares were redeemed. Accordingly, information with respect to Class 529B and Class 529C shares is for the period ending March 21, 2022, and information with respect to Class 529A shares is for the period ending May 20, 2022.
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion	0.35%
During the year ended August 31, 2022, MFS voluntarily waived receipt of $516,469 of the fund’s management fee in order to avoid a negative yield. For the year ended August 31, 2022, this amount is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2022, this management fee reduction amounted to $46,981, which is included in the reduction of total expenses in the Statement of Operations. For the year ended August 31, 2022, these waivers had
21

Notes to Financial Statements  - continued
the effect of reducing the management fee by 0.17% of average daily net assets on an annualized basis. The management fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.23% of the fund’s average daily net assets.
In order to avoid a negative yield for the year ended August 31, 2022, MFS voluntarily agreed to reduce certain other expenses in the amount of $105,405, which is included in the reduction of total expenses in the Statement of Operations.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.37%	0.50%	0.50%	0.50%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2022, this reduction amounted to $714,634, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
22

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.00%	$ 359,079
Class B	0.75%	0.25%	1.00%	0.00%	56,971
Class C	0.75%	0.25%	1.00%	0.00%	301,317
Class R1	0.75%	0.25%	1.00%	0.00%	91,143
Class R2	0.25%	0.25%	0.50%	0.00%	123,592
Class R3	—	0.25%	0.25%	0.00%	45,025
Class 529A	—	0.25%	0.25%	0.00%	53,474
Class 529B	0.75%	0.25%	1.00%	0.00%	820
Class 529C	0.75%	0.25%	1.00%	0.00%	28,065
Total Distribution and Service Fees					$1,059,486
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2022 based on each class's average daily net assets. MFD has agreed in writing to waive any distribution and/or service fees for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, Class 529B, and Class 529C shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2023. These reductions, for the year ended August 31, 2022, for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, Class 529B, and Class 529C amounted to $359,079, $56,971, $301,317, $91,143, $123,592, $45,025, $53,474, $820, and $28,065, respectively, and are included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2022, were as follows:
Amount
Class A	$10,334
Class B	7,997
Class C	3,784
Class 529B	—
Class 529C	411
The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. During the year ended August, 31, 2022, MFS voluntarily agreed to reduce the fund's program
23

Notes to Financial Statements  - continued
manager fees in the amount of $11,561 in order to avoid a negative yield for Classes 529A, 529B, and 529C. For the year ended August 31, 2022, this amount is included in the reduction of total expenses in the Statements of Operations. This voluntary reduction had the effect of reducing the program manager fee by 0.05% of average daily net assets attributable to each of the Class 529A, Class 529B, and 529C shares on an annualized basis. As described above, all Class 529A, Class 529B, and Class 529C shares were redeemed on or before May 20, 2022. Accordingly, the foregoing agreement between the fund and MFD was terminated effective May 20, 2022. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2022, were as follows:
	Fee	Waiver
Class 529A	$10,695	$10,117
Class 529B	41	41
Class 529C	1,403	1,403
Total Program Manager Fees and Waivers	$12,139	$11,561
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2022, the fee was $215,823, which equated to 0.0645% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $247,094.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.0185% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent
24

Notes to Financial Statements  - continued
Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $234 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2022. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $3,535 at August 31, 2022, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other - On June 18, 2021, MFS redeemed 51,033 shares of Class I for an aggregate amount of $51,033. On August 3, 2022, MFS redeemed 51,120 shares of Class R6 for an aggregate amount of $51,120.
At August 31, 2022, MFS held 100% of the outstanding shares of Class R4.
(4) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The number of shares sold, reinvested and reacquired corresponds to the net proceeds from the sale of shares, reinvestment of distributions and cost of shares reacquired, respectively, since shares are sold and reacquired at $1.00 per share. Transactions in fund shares were as follows:
	Year ended 8/31/22	Year ended 8/31/21
Shares sold
Class A	123,951,695	97,787,393
Class B	2,804,827	4,831,542
Class C	40,945,876	19,196,047
Class I	11,094,678	8,377,442
Class R1	5,278,718	6,051,818
Class R2	6,705,215	9,662,586
Class R3	10,309,753	11,062,318
Class R4	—	6,597
Class R6	236,309,535	436
Class 529A	15,058,151	13,853,558
Class 529B	27,133	124,416
Class 529C	825,851	3,513,764
	453,311,432	174,467,917
25

Notes to Financial Statements  - continued
	Year ended 8/31/22	Year ended 8/31/21
Shares issued to shareholders in reinvestment of distributions
Class A	471,125	—
Class B	14,689	—
Class C	121,554	—
Class I	43,511	—
Class R1	26,150	—
Class R2	67,713	—
Class R3	55,478	—
Class R4	7,536	—
Class R6	616,716	—
Class 529A	3,968	—
Class 529B	19	—
Class 529C	719	—
	1,429,178	—
Shares reacquired
Class A	(79,405,284)	(109,743,581)
Class B	(4,420,196)	(7,568,950)
Class C	(21,138,653)	(29,965,240)
Class I	(6,577,364)	(5,352,725)
Class R1	(4,770,376)	(6,499,432)
Class R2	(9,487,735)	(16,912,492)
Class R3	(10,471,625)	(14,334,675)
Class R4	—	(39,756)
Class R6	(25,560,214)	(549)
Class 529A	(43,002,145)	(14,630,123)
Class 529B	(209,387)	(125,318)
Class 529C	(6,893,191)	(5,813,050)
	(211,936,170)	(210,985,891)
26

Notes to Financial Statements  - continued
	Year ended 8/31/22	Year ended 8/31/21
Net change
Class A	45,017,536	(11,956,188)
Class B	(1,600,680)	(2,737,408)
Class C	19,928,777	(10,769,193)
Class I	4,560,825	3,024,717
Class R1	534,492	(447,614)
Class R2	(2,714,807)	(7,249,906)
Class R3	(106,394)	(3,272,357)
Class R4	7,536	(33,159)
Class R6	211,366,037	(113)
Class 529A	(27,940,026)	(776,565)
Class 529B	(182,235)	(902)
Class 529C	(6,066,621)	(2,299,286)
	242,804,440	(36,517,974)
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares were closed to new and existing investors subject to certain exceptions. Effective after the close of business on March 18, 2022, all sales of Class 529B and Class 529C shares were suspended, and Class 529B and Class 529C shares were converted into Class 529A shares of the fund effective March 21, 2022. Effective after the close of business on May 13, 2022, all sales and redemptions of Class 529A shares were suspended, and all Class 529A shares were redeemed on May 20, 2022.
Effective at the close of business on May 29, 2020, the fund was closed to all purchases subject to certain exceptions.
(5) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2022, the fund’s commitment fee and interest expense were $1,037 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
27

Notes to Financial Statements  - continued
(6) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(7) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
28

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS U.S. Government Cash Reserve Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS U.S. Government Cash Reserve Fund (the “Fund”), including the portfolio of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
29

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion
DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 17, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
30

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
31

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
32

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson(k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
33

Trustees and Officers -continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
34

Board Review of Investment Advisory Agreement
MFS U.S. Government Cash Reserve Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
35

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over the one- and three-year periods ended December 31, 2021. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for the one-year period and in the 5th quintile relative to the other funds in the universe for the three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund began offering Class I shares on September 18, 2018; therefore, no performance data for Class I shares for the five-year period was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment during portions of the one- and three-year periods, and MFS’ voluntary waiver of all or a portion of its fees to ensure that the Fund avoided a negative yield during certain periods. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that
36

Board Review of Investment Advisory Agreement - continued
were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate  accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
37

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
38

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Portfolio Holdings Information
The fund files monthly portfolio information with the SEC on Form N-MFP. The fund’s Form N-MFP reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can also access the fund’s portfolio holdings as of each month end and the fund’s Form N-MFP reports at  mfs.com/openendfunds after choosing “Click here for access to Money Market fund reports”.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
39

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
40

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
41

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2022
MFS®  Low Volatility Global
Equity Fund
LVO-ANN

MFS® Low Volatility Global
Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Richly valued, interest rate–sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in fixed income and currency markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
October 17, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
McKesson Corp.	3.3%
Amdocs Ltd.	2.9%
Johnson & Johnson	2.8%
KDDI Corp.	2.7%
DBS Group Holdings Ltd.	2.7%
Roche Holding AG	2.5%
Microsoft Corp.	2.5%
Novo Nordisk A.S., “B”	2.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.3%
General Mills, Inc.	1.9%
GICS equity sectors (g)
Information Technology	18.1%
Health Care	16.4%
Financials	13.7%
Consumer Staples	11.5%
Communication Services	11.3%
Consumer Discretionary	7.8%
Industrials	7.3%
Utilities	7.1%
Real Estate	3.3%
Materials	3.0%
Issuer country weightings (x)
United States	54.2%
Japan	10.9%
Canada	6.2%
Switzerland	4.8%
Singapore	4.5%
United Kingdom	2.6%
South Korea	2.6%
Hong Kong	2.5%
Denmark	2.4%
Other Countries	9.3%
Currency exposure weightings (y)
United States Dollar	55.2%
Japanese Yen	10.9%
Canadian Dollar	5.2%
Swiss Franc	4.8%
Singapore Dollar	4.5%
Euro	4.1%
British Pound Sterling	2.6%
South Korean Won	2.6%
Hong Kong Dollar	2.5%
Other Currencies	7.6%

2

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended August 31, 2022, Class A shares of the MFS Low Volatility Global Equity Fund (fund) provided a total return of -9.35%, at net asset value. This compares with a return of -15.88% for the fund’s benchmark, the MSCI All Country World Index (net div).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of rising labor and volatile materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for raw materials were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Stock selection in the health care, communication services and consumer discretionary sectors contributed to the fund’s performance relative to the MSCI All Country World Index. Within the health care sector, the fund's overweight positions in health services and information technology company McKesson, pharmaceutical company Novo Nordisk (Denmark) and biotechnology company Vertex Pharmaceuticals helped relative performance. The stock price of McKesson advanced as the company delivered strong revenue and sales growth, notably in its US pharmaceutical and international divisions, and the company raised its full-year earnings outlook. Within the communication
4

Management Review - continued
services sector, not owning shares of social networking service provider Meta Platforms, and the fund’s overweight position in telecommunications company KDDI (Japan), supported relative results. The share price of Meta Platforms fell as the company’s financial results came in meaningfully below expectations due to rising competition from TikTok and headwinds from Apple’s App Tracking Transparency, as well as hard-to-beat prior-year sales comparisons and continuing supply chain issues. Within the consumer discretionary sector, the fund’s overweight position in merchandise store operator Dollar General further bolstered relative returns.
Stock selection and an overweight position in the consumer staples sector further aided relative performance, led by the fund’s overweight position in global food company General Mills. The share price of General Mills benefited from better-than-anticipated organic sales growth and lower Selling, General & Administrative expenses, despite a tough market environment.
Stocks in other sectors that further boosted relative returns included the fund’s overweight positions in commercial banking firm BOC Hong Kong (Hong Kong), banking services provider DBS Group (Singapore) and reinsurer Everest Reinsurance.
Detractors from Performance
Not holding any stocks within the strong-performing energy sector detracted from the fund’s relative performance. Within this sector, not owning shares of integrated energy companies Exxon Mobil and Chevron dampened relative results. The share price of Exxon Mobil advanced on the back of strong execution, economic recovery and rising oil prices. Additionally, strong volumes in both upstream and downstream segments further benefited overall results.
Security selection in the information technology sector also weighed on relative returns. Within this sector, not owning shares of computer and personal electronics maker Apple, and the fund’s overweight positions in software company Adobe Systems(h), semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan) and global information services and technology company Fujitsu (Japan), hindered relative performance. The share price of Apple advanced over the period, reflecting strong growth in Indian, Vietnamese and Indonesian markets, coupled with smartphone users switching to iPhone and expectations for the supply chain constraints in China to loosen.
Elsewhere, the fund's holdings of real estate development company Grand City Properties(b)(h) (Germany) and general merchandise discount retailer B&M European Value Retail(b) (United Kingdom), and not owning shares of electric vehicle manufacturer Tesla and health insurance and Medicare/Medicaid provider UnitedHealth Group, further detracted from relative performance. The share price of Grand City Properties fell on the back of lower-than-expected funds-from-operations and higher interest rate costs.
5

Management Review - continued
During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 8/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
7

Performance Summary  - continued
Total Returns through 8/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	12/05/13	(9.35)%	6.05%	6.98%
B	12/05/13	(10.03)%	5.23%	6.15%
C	12/05/13	(10.04)%	5.25%	6.15%
I	12/05/13	(9.18)%	6.29%	7.22%
R1	12/05/13	(10.00)%	5.25%	6.16%
R2	12/05/13	(9.63)%	5.77%	6.68%
R3	12/05/13	(9.34)%	6.04%	6.96%
R4	12/05/13	(9.12)%	6.30%	7.22%
R6	12/05/13	(9.06)%	6.37%	7.27%
Comparative benchmark(s)

MSCI All Country World Index (net div) (f)	(15.88)%	6.97%	7.13%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(14.56)%	4.80%	6.26%
B With CDSC (Declining over six years from 4% to 0%) (v)	(13.34)%	4.90%	6.15%
C With CDSC (1% for 12 months) (v)	(10.87)%	5.25%	6.15%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI All Country World Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
8

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2022 through August 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/22	Ending Account Value 8/31/22	Expenses Paid During Period (p) 3/01/22-8/31/22
A	Actual	0.99%	$1,000.00	$934.03	$4.83
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
B	Actual	1.74%	$1,000.00	$930.20	$8.47
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
C	Actual	1.74%	$1,000.00	$930.15	$8.47
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
I	Actual	0.74%	$1,000.00	$934.62	$3.61
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
R1	Actual	1.74%	$1,000.00	$930.34	$8.47
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
R2	Actual	1.24%	$1,000.00	$932.76	$6.04
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
R3	Actual	0.99%	$1,000.00	$934.06	$4.83
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R4	Actual	0.74%	$1,000.00	$935.24	$3.61
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
R6	Actual	0.65%	$1,000.00	$935.59	$3.17
	Hypothetical (h)	0.65%	$1,000.00	$1,021.93	$3.31
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
11

Portfolio of Investments
8/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.5%
Aerospace & Defense – 1.7%
General Dynamics Corp.	4,462	$1,021,486
Singapore Technologies Engineering Ltd.	1,119,800	2,983,567
		$4,005,053
Automotive – 0.9%
Bridgestone Corp.	25,600	$980,103
Toyota Motor Corp.	75,400	1,125,412
		$2,105,515
Brokerage & Asset Managers – 0.5%
IG Group Holdings PLC	131,756	$1,252,804
Business Services – 4.9%
Amdocs Ltd.	80,723	$6,899,395
Fiserv, Inc. (a)	9,736	985,186
NS Solutions Corp.	62,100	1,691,064
Secom Co. Ltd.	16,500	1,056,685
Sohgo Security Services Co. Ltd.	42,200	1,093,613
		$11,725,943
Cable TV – 1.1%
Charter Communications, Inc., “A” (a)	3,755	$1,549,426
Comcast Corp., “A”	26,602	962,726
		$2,512,152
Computer Software – 4.0%
ACI Worldwide, Inc. (a)	63,799	$1,512,036
Microsoft Corp.	22,518	5,887,782
NICE Systems Ltd., ADR (a)	10,219	2,180,428
		$9,580,246
Computer Software - Systems – 4.7%
Constellation Software, Inc.	2,954	$4,446,733
Fujitsu Ltd.	16,600	1,962,005
Hitachi Ltd.	30,200	1,512,048
SS&C Technologies Holdings, Inc.	17,333	966,488
Venture Corp. Ltd.	103,900	1,356,251
Verint Systems, Inc. (a)	21,402	1,037,783
		$11,281,308
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 1.2%
AvalonBay Communities, Inc., REIT	8,786	$1,765,195
Otis Worldwide Corp.	14,318	1,034,046
		$2,799,241
Consumer Products – 2.4%
Colgate-Palmolive Co.	27,838	$2,177,210
Kimberly-Clark Corp.	16,474	2,100,764
Procter & Gamble Co.	10,535	1,453,198
		$5,731,172
Electronics – 3.5%
Kyocera Corp.	51,300	$2,849,009
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	65,908	5,493,432
		$8,342,441
Food & Beverages – 6.3%
General Mills, Inc.	59,142	$4,542,105
J.M. Smucker Co.	9,134	1,278,669
Mondelez International, Inc.	31,077	1,922,423
Nestle S.A.	32,420	3,800,188
PepsiCo, Inc.	20,467	3,525,850
		$15,069,235
Food & Drug Stores – 2.3%
Seven & I Holdings Co. Ltd.	39,200	$1,553,640
Sundrug Co. Ltd.	42,200	1,032,725
Tesco PLC	341,208	984,976
Wal-Mart Stores, Inc.	14,952	1,981,887
		$5,553,228
General Merchandise – 3.0%
B&M European Value Retail S.A.	344,404	$1,478,132
Dollar General Corp.	15,674	3,721,321
Dollarama, Inc.	33,987	2,069,730
		$7,269,183
Health Maintenance Organizations – 0.5%
Cigna Corp.	4,070	$1,153,642
Insurance – 5.4%
Chubb Ltd.	7,536	$1,424,681
Everest Re Group Ltd.	16,759	4,509,009
Fairfax Financial Holdings Ltd.	4,205	2,096,305
MetLife, Inc.	17,062	1,097,598
Samsung Fire & Marine Insurance Co. Ltd.	14,696	2,137,291
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – continued
Zurich Insurance Group AG	3,752	$1,661,908
		$12,926,792
Internet – 3.0%
Alphabet, Inc., “A” (a)	40,392	$4,371,222
Gartner, Inc. (a)	9,931	2,833,513
		$7,204,735
Leisure & Toys – 2.9%
Electronic Arts, Inc.	34,499	$4,376,888
Nintendo Co. Ltd.	2,900	1,183,655
Sankyo Co. Ltd.	49,700	1,457,060
		$7,017,603
Machinery & Tools – 0.9%
Eaton Corp. PLC	16,504	$2,255,107
Major Banks – 5.8%
Bank of Nova Scotia	18,870	$1,043,322
BOC Hong Kong Holdings Ltd.	731,000	2,516,908
DBS Group Holdings Ltd.	275,900	6,420,373
JPMorgan Chase & Co.	21,853	2,485,342
Royal Bank of Canada	13,655	1,270,461
		$13,736,406
Medical & Health Technology & Services – 3.4%
McKesson Corp.	21,809	$8,003,903
Medical Equipment – 1.2%
Becton, Dickinson and Co.	5,472	$1,381,242
Medtronic PLC	15,735	1,383,421
		$2,764,663
Metals & Mining – 0.5%
Rio Tinto PLC	23,542	$1,299,745
Natural Gas - Distribution – 1.1%
Italgas S.p.A.	486,393	$2,507,367
Other Banks & Diversified Financials – 2.4%
KB Financial Group, Inc.	48,736	$1,788,687
Mastercard, Inc., “A”	3,015	977,976
U.S. Bancorp	66,391	3,028,093
		$5,794,756
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – 11.4%
Bayer AG	17,664	$933,726
Eli Lilly & Co.	8,380	2,524,307
Johnson & Johnson	41,779	6,740,624
Merck & Co., Inc.	35,388	3,020,720
Novo Nordisk A.S., “B”	53,502	5,715,479
Roche Holding AG	18,720	6,029,253
Vertex Pharmaceuticals, Inc. (a)	8,290	2,335,790
		$27,299,899
Pollution Control – 1.2%
Republic Services, Inc.	20,603	$2,940,460
Precious Metals & Minerals – 1.6%
Franco-Nevada Corp.	32,615	$3,921,200
Railroad & Shipping – 0.9%
Sankyu, Inc.	66,400	$2,045,122
Real Estate – 2.5%
Extra Space Storage, Inc., REIT	5,531	$1,099,176
Life Storage, Inc., REIT	21,222	2,700,499
Public Storage, Inc., REIT	6,691	2,213,584
		$6,013,259
Restaurants – 2.4%
McDonald's Corp.	10,023	$2,528,603
Starbucks Corp.	38,916	3,271,668
		$5,800,271
Specialty Chemicals – 0.8%
Symrise AG	17,544	$1,839,779
Specialty Stores – 0.8%
AutoZone, Inc. (a)	890	$1,886,097
Telecommunications - Wireless – 4.7%
Advanced Info Service Public Co. Ltd.	696,300	$3,666,496
KDDI Corp.	209,500	6,436,747
PLDT, Inc.	37,830	1,131,094
		$11,234,337
Telephone Services – 1.4%
Koninklijke KPN N.V.	340,656	$1,083,490
Orange S.A.	226,014	2,293,588
		$3,377,078
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Tobacco – 0.5%
British American Tobacco PLC	30,519	$1,222,475
Trucking – 0.7%
Knight-Swift Transportation Holdings, Inc.	31,198	$1,575,811
Utilities - Electric Power – 6.0%
American Electric Power Co., Inc.	27,279	$2,733,356
CLP Holdings Ltd.	391,500	3,373,598
Duke Energy Corp.	10,489	1,121,379
E.ON SE	140,860	1,204,653
Edison International	17,950	1,216,471
Evergy, Inc.	19,337	1,325,165
Xcel Energy, Inc.	46,044	3,418,767
		$14,393,389
Total Common Stocks (Identified Cost, $205,912,099)		$235,441,417
Preferred Stocks – 1.0%
Computer Software - Systems – 1.0%
Samsung Electronics Co. Ltd. (Identified Cost, $3,263,925)	55,915	$2,266,772
Investment Companies (h) – 1.3%
Money Market Funds – 1.3%
MFS Institutional Money Market Portfolio, 2.21% (v) (Identified Cost, $3,133,373)	3,133,480	$3,133,480

Other Assets, Less Liabilities – (0.8)%		(1,885,529)
Net Assets – 100.0%		$238,956,140

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $3,133,480 and $237,708,189, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
16

Financial Statements
Statement of Assets and Liabilities
At 8/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $209,176,024)	$237,708,189
Investments in affiliated issuers, at value (identified cost, $3,133,373)	3,133,480
Receivables for
Investments sold	319,250
Fund shares sold	341,454
Dividends	857,174
Receivable from investment adviser	17,927
Other assets	547
Total assets	$242,378,021
Liabilities
Payables for
Investments purchased	$2,787,149
Fund shares reacquired	458,984
Payable to affiliates
Administrative services fee	282
Shareholder servicing costs	35,119
Distribution and service fees	555
Payable for independent Trustees' compensation	14
Deferred country tax expense payable	11,444
Accrued expenses and other liabilities	128,334
Total liabilities	$3,421,881
Net assets	$238,956,140
Net assets consist of
Paid-in capital	$206,013,861
Total distributable earnings (loss)	32,942,279
Net assets	$238,956,140
Shares of beneficial interest outstanding	16,903,182
17

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$25,531,079	1,805,774	$14.14
Class B	437,911	31,270	14.00
Class C	3,000,891	214,633	13.98
Class I	124,265,969	8,785,526	14.14
Class R1	130,062	9,247	14.07
Class R2	137,430	9,717	14.14
Class R3	91,786	6,482	14.16
Class R4	83,534	5,905	14.15
Class R6	85,277,478	6,034,628	14.13

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.00 [100 / 94.25 x $14.14]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
18

Financial Statements
Statement of Operations
Year ended 8/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$5,457,222
Dividends from affiliated issuers	11,370
Other	9,491
Income on securities loaned	2,770
Foreign taxes withheld	(335,309)
Total investment income	$5,145,544
Expenses
Management fee	$1,267,869
Distribution and service fees	101,451
Shareholder servicing costs	140,098
Administrative services fee	44,442
Independent Trustees' compensation	5,283
Custodian fee	59,752
Shareholder communications	20,832
Audit and tax fees	67,549
Legal fees	818
Registration fees	130,799
Miscellaneous	36,999
Total expenses	$1,875,892
Reduction of expenses by investment adviser and distributor	(142,419)
Net expenses	$1,733,473
Net investment income (loss)	$3,412,071
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $8,754 country tax)	$13,896,717
Affiliated issuers	(817)
Foreign currency	(90,894)
Net realized gain (loss)	$13,805,006
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $13,294 decrease in deferred country tax)	$(38,800,498)
Affiliated issuers	107
Translation of assets and liabilities in foreign currencies	(41,552)
Net unrealized gain (loss)	$(38,841,943)
Net realized and unrealized gain (loss)	$(25,036,937)
Change in net assets from operations	$(21,624,866)
See Notes to Financial Statements
19

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/22	8/31/21
Change in net assets
From operations
Net investment income (loss)	$3,412,071	$2,951,227
Net realized gain (loss)	13,805,006	19,921,730
Net unrealized gain (loss)	(38,841,943)	20,604,441
Change in net assets from operations	$(21,624,866)	$43,477,398
Total distributions to shareholders	$(20,522,243)	$(3,422,711)
Change in net assets from fund share transactions	$53,368,468	$(31,397,844)
Total change in net assets	$11,221,359	$8,656,843
Net assets
At beginning of period	227,734,781	219,077,938
At end of period	$238,956,140	$227,734,781
See Notes to Financial Statements
20

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$17.04	$14.18	$13.92	$13.73	$12.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.17	$0.23	$0.25	$0.23
Net realized and unrealized gain (loss)	(1.64)	2.90	0.39	0.56	0.92
Total from investment operations	$(1.45)	$3.07	$0.62	$0.81	$1.15
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.21)	$(0.27)	$(0.23)	$(0.24)
From net realized gain	(1.29)	—	(0.09)	(0.39)	—
Total distributions declared to shareholders	$(1.45)	$(0.21)	$(0.36)	$(0.62)	$(0.24)
Net asset value, end of period (x)	$14.14	$17.04	$14.18	$13.92	$13.73
Total return (%) (r)(s)(t)(x)	(9.35)	21.83	4.60	6.38	9.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.05	1.04	1.05	1.05	1.06
Expenses after expense reductions	0.99	0.99	0.99	0.98	0.97
Net investment income (loss)	1.23	1.14	1.68	1.86	1.75
Portfolio turnover	46	36	43	65	41
Net assets at end of period (000 omitted)	$25,531	$25,815	$23,494	$19,981	$9,102
See Notes to Financial Statements
21

Financial Highlights – continued
Class B	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$16.90	$14.08	$13.82	$13.63	$12.73
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.06	$0.12	$0.14	$0.13
Net realized and unrealized gain (loss)	(1.62)	2.86	0.40	0.57	0.91
Total from investment operations	$(1.55)	$2.92	$0.52	$0.71	$1.04
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.10)	$(0.17)	$(0.13)	$(0.14)
From net realized gain	(1.29)	—	(0.09)	(0.39)	—
Total distributions declared to shareholders	$(1.35)	$(0.10)	$(0.26)	$(0.52)	$(0.14)
Net asset value, end of period (x)	$14.00	$16.90	$14.08	$13.82	$13.63
Total return (%) (r)(s)(t)(x)	(10.03)	20.88	3.81	5.60	8.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.80	1.78	1.80	1.79	1.81
Expenses after expense reductions	1.74	1.74	1.75	1.74	1.74
Net investment income (loss)	0.48	0.40	0.88	1.03	1.02
Portfolio turnover	46	36	43	65	41
Net assets at end of period (000 omitted)	$438	$475	$410	$410	$380

Class C	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$16.88	$14.05	$13.80	$13.62	$12.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.06	$0.12	$0.14	$0.13
Net realized and unrealized gain (loss)	(1.62)	2.88	0.39	0.57	0.92
Total from investment operations	$(1.55)	$2.94	$0.51	$0.71	$1.05
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.11)	$(0.17)	$(0.14)	$(0.14)
From net realized gain	(1.29)	—	(0.09)	(0.39)	—
Total distributions declared to shareholders	$(1.35)	$(0.11)	$(0.26)	$(0.53)	$(0.14)
Net asset value, end of period (x)	$13.98	$16.88	$14.05	$13.80	$13.62
Total return (%) (r)(s)(t)(x)	(10.04)	21.00	3.77	5.57	8.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.80	1.79	1.80	1.80	1.81
Expenses after expense reductions	1.74	1.74	1.75	1.74	1.74
Net investment income (loss)	0.49	0.39	0.90	1.02	1.01
Portfolio turnover	46	36	43	65	41
Net assets at end of period (000 omitted)	$3,001	$3,133	$3,261	$2,876	$1,773
See Notes to Financial Statements
22

Financial Highlights – continued
Class I	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$17.05	$14.18	$13.92	$13.73	$12.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.21	$0.26	$0.28	$0.27
Net realized and unrealized gain (loss)	(1.66)	2.90	0.39	0.56	0.91
Total from investment operations	$(1.42)	$3.11	$0.65	$0.84	$1.18
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.24)	$(0.30)	$(0.26)	$(0.27)
From net realized gain	(1.29)	—	(0.09)	(0.39)	—
Total distributions declared to shareholders	$(1.49)	$(0.24)	$(0.39)	$(0.65)	$(0.27)
Net asset value, end of period (x)	$14.14	$17.05	$14.18	$13.92	$13.73
Total return (%) (r)(s)(t)(x)	(9.18)	22.21	4.85	6.61	9.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.80	0.79	0.80	0.79	0.81
Expenses after expense reductions	0.74	0.74	0.75	0.74	0.74
Net investment income (loss)	1.53	1.38	1.88	2.09	2.03
Portfolio turnover	46	36	43	65	41
Net assets at end of period (000 omitted)	$124,266	$102,723	$106,849	$118,907	$114,259

Class R1	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$16.97	$14.13	$13.88	$13.69	$12.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.06	$0.12	$0.14	$0.14
Net realized and unrealized gain (loss)	(1.63)	2.89	0.39	0.58	0.91
Total from investment operations	$(1.56)	$2.95	$0.51	$0.72	$1.05
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.11)	$(0.17)	$(0.14)	$(0.14)
From net realized gain	(1.29)	—	(0.09)	(0.39)	—
Total distributions declared to shareholders	$(1.34)	$(0.11)	$(0.26)	$(0.53)	$(0.14)
Net asset value, end of period (x)	$14.07	$16.97	$14.13	$13.88	$13.69
Total return (%) (r)(s)(t)(x)	(10.00)	20.96	3.74	5.61	8.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.80	1.78	1.80	1.79	1.81
Expenses after expense reductions	1.74	1.74	1.75	1.74	1.74
Net investment income (loss)	0.48	0.40	0.90	1.03	1.03
Portfolio turnover	46	36	43	65	41
Net assets at end of period (000 omitted)	$130	$149	$109	$96	$74
See Notes to Financial Statements
23

Financial Highlights – continued
Class R2	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$17.04	$14.18	$13.92	$13.73	$12.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.15	$0.19	$0.21	$0.20
Net realized and unrealized gain (loss)	(1.65)	2.88	0.40	0.57	0.92
Total from investment operations	$(1.50)	$3.03	$0.59	$0.78	$1.12
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.17)	$(0.24)	$(0.20)	$(0.20)
From net realized gain	(1.29)	—	(0.09)	(0.39)	—
Total distributions declared to shareholders	$(1.40)	$(0.17)	$(0.33)	$(0.59)	$(0.20)
Net asset value, end of period (x)	$14.14	$17.04	$14.18	$13.92	$13.73
Total return (%) (r)(s)(t)(x)	(9.63)	21.56	4.33	6.09	8.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.30	1.28	1.30	1.29	1.31
Expenses after expense reductions	1.24	1.24	1.25	1.24	1.24
Net investment income (loss)	0.98	0.94	1.37	1.53	1.52
Portfolio turnover	46	36	43	65	41
Net assets at end of period (000 omitted)	$137	$263	$170	$75	$66

Class R3	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$17.06	$14.20	$13.94	$13.74	$12.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.18	$0.23	$0.24	$0.22
Net realized and unrealized gain (loss)	(1.64)	2.89	0.39	0.58	0.93
Total from investment operations	$(1.45)	$3.07	$0.62	$0.82	$1.15
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.21)	$(0.27)	$(0.23)	$(0.23)
From net realized gain	(1.29)	—	(0.09)	(0.39)	—
Total distributions declared to shareholders	$(1.45)	$(0.21)	$(0.36)	$(0.62)	$(0.23)
Net asset value, end of period (x)	$14.16	$17.06	$14.20	$13.94	$13.74
Total return (%) (r)(s)(t)(x)	(9.34)	21.81	4.58	6.42	9.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.05	1.04	1.05	1.04	1.05
Expenses after expense reductions	0.99	0.99	1.00	0.99	0.99
Net investment income (loss)	1.23	1.15	1.65	1.78	1.69
Portfolio turnover	46	36	43	65	41
Net assets at end of period (000 omitted)	$92	$98	$79	$71	$67
See Notes to Financial Statements
24

Financial Highlights – continued
Class R4	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$17.05	$14.18	$13.92	$13.73	$12.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.21	$0.26	$0.27	$0.27
Net realized and unrealized gain (loss)	(1.64)	2.90	0.39	0.57	0.91
Total from investment operations	$(1.41)	$3.11	$0.65	$0.84	$1.18
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.24)	$(0.30)	$(0.26)	$(0.27)
From net realized gain	(1.29)	—	(0.09)	(0.39)	—
Total distributions declared to shareholders	$(1.49)	$(0.24)	$(0.39)	$(0.65)	$(0.27)
Net asset value, end of period (x)	$14.15	$17.05	$14.18	$13.92	$13.73
Total return (%) (r)(s)(t)(x)	(9.12)	22.21	4.85	6.61	9.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.80	0.79	0.81	0.79	0.81
Expenses after expense reductions	0.74	0.74	0.75	0.74	0.74
Net investment income (loss)	1.47	1.40	1.89	2.03	2.02
Portfolio turnover	46	36	43	65	41
Net assets at end of period (000 omitted)	$84	$92	$75	$72	$67

Class R6	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$17.03	$14.17	$13.91	$13.72	$12.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.22	$0.27	$0.28	$0.27
Net realized and unrealized gain (loss)	(1.64)	2.90	0.40	0.57	0.92
Total from investment operations	$(1.40)	$3.12	$0.67	$0.85	$1.19
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.26)	$(0.32)	$(0.27)	$(0.28)
From net realized gain	(1.29)	—	(0.09)	(0.39)	—
Total distributions declared to shareholders	$(1.50)	$(0.26)	$(0.41)	$(0.66)	$(0.28)
Net asset value, end of period (x)	$14.13	$17.03	$14.17	$13.91	$13.72
Total return (%) (r)(s)(t)(x)	(9.06)	22.25	4.94	6.68	9.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.72	0.71	0.73	0.72	0.74
Expenses after expense reductions	0.66	0.67	0.67	0.67	0.67
Net investment income (loss)	1.54	1.44	2.01	2.11	2.08
Portfolio turnover	46	36	43	65	41
Net assets at end of period (000 omitted)	$85,277	$94,987	$84,631	$76,901	$69,385

See Notes to Financial Statements
25

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
26

Notes to Financial Statements
(1) Business and Organization
MFS Low Volatility Global Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
27

Notes to Financial Statements  - continued
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,
28

Notes to Financial Statements  - continued
an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$128,259,090	$—	$—	$128,259,090
Japan	—	25,978,888	—	25,978,888
Canada	14,847,751	—	—	14,847,751
Switzerland	3,800,188	7,691,161	—	11,491,349
Singapore	—	10,760,191	—	10,760,191
United Kingdom	1,252,804	4,985,328	—	6,238,132
South Korea	—	6,192,750	—	6,192,750
Hong Kong	—	5,890,506	—	5,890,506
Denmark	—	5,715,479	—	5,715,479
Other Countries	15,076,700	7,257,353	—	22,334,053
Mutual Funds	3,133,480	—	—	3,133,480
Total	$166,370,013	$74,471,656	$—	$240,841,669
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required
29

Notes to Financial Statements  - continued
collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the
30

Notes to Financial Statements  - continued
applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/22	Year ended 8/31/21
Ordinary income (including any short-term capital gains)	$2,983,213	$3,422,711
Long-term capital gains	17,539,030	—
Total distributions	$20,522,243	$3,422,711
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/22
Cost of investments	$214,246,365
Gross appreciation	38,797,397
Gross depreciation	(12,202,093)
Net unrealized appreciation (depreciation)	$26,595,304
Undistributed ordinary income	333,299
Undistributed long-term capital gain	6,060,870
Other temporary differences	(47,194)
Total distributable earnings (loss)	$32,942,279
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
31

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/22	Year ended 8/31/21
Class A	$2,192,527	$320,694
Class B	37,962	2,976
Class C	259,632	22,960
Class I	9,515,931	1,628,467
Class R1	11,884	904
Class R2	12,733	2,441
Class R3	8,364	1,170
Class R4	8,073	1,303
Class R6	8,475,137	1,441,796
Total	$20,522,243	$3,422,711
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.55%
In excess of $1 billion and up to $2.5 billion	0.525%
In excess of $2.5 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2022, this management fee reduction amounted to $32,197, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.54% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.99%	1.74%	1.74%	0.74%	1.74%	1.24%	0.99%	0.74%	0.68%
32

Notes to Financial Statements  - continued
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2022, this reduction amounted to $110,139, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $5,384 for the year ended August 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 63,446
Class B	0.75%	0.25%	1.00%	1.00%	4,647
Class C	0.75%	0.25%	1.00%	1.00%	30,868
Class R1	0.75%	0.25%	1.00%	1.00%	1,436
Class R2	0.25%	0.25%	0.50%	0.50%	816
Class R3	—	0.25%	0.25%	0.25%	238
Total Distribution and Service Fees					$101,451
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2022, this rebate amounted to $83 for Class A shares, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of
33

Notes to Financial Statements  - continued
purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2022, were as follows:
Amount
Class A	$1,071
Class B	19
Class C	1,323
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2022, the fee was $7,252, which equated to 0.0031% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $132,846.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.0193% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
At August 31, 2022, MFS held approximately 60%, 59%, and 89% of the outstanding shares of Class R1, Class R2, and Class R3, respectively, and 100% of the outstanding shares of Class R4.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2022, the fund engaged in purchase transactions pursuant to this policy, which amounted to $1,129,447.
34

Notes to Financial Statements  - continued
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2022, this reimbursement amounted to $9,483, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended August 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $140,947,137 and $104,313,801, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	393,606	$5,901,232	238,665	$3,677,447
Class B	1,562	23,879	63	1,000
Class C	55,397	836,119	39,969	589,206
Class I	5,000,573	75,676,454	1,328,671	20,430,896
Class R1	992	14,960	1,001	14,668
Class R2	396	6,510	3,664	55,033
Class R3	251	3,756	61	965
Class R6	1,276,664	19,149,326	1,210,679	18,635,799
	6,729,441	$101,612,236	2,822,773	$43,405,014
Shares issued to shareholders in reinvestment of distributions
Class A	139,204	$2,192,527	21,522	$320,507
Class B	2,423	37,962	201	2,976
Class C	16,608	259,632	1,554	22,794
Class I	503,719	7,925,672	90,681	1,348,772
Class R1	755	11,884	61	904
Class R2	806	12,733	162	2,441
Class R3	530	8,364	78	1,170
Class R4	513	8,073	87	1,303
Class R6	526,753	8,290,337	93,082	1,384,402
	1,191,311	$18,747,184	207,428	$3,085,269
35

Notes to Financial Statements  - continued
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(242,209)	$(3,746,358)	(402,341)	$(6,090,235)
Class B	(840)	(12,019)	(1,256)	(18,832)
Class C	(43,003)	(637,467)	(87,888)	(1,322,033)
Class I	(2,745,265)	(41,851,906)	(2,926,885)	(44,656,104)
Class R1	(1,268)	(18,770)	(5)	(70)
Class R2	(6,902)	(117,133)	(377)	(6,259)
Class R3	(37)	(522)	(1)	(17)
Class R6	(1,346,988)	(20,606,777)	(1,698,825)	(25,794,577)
	(4,386,512)	$(66,990,952)	(5,117,578)	$(77,888,127)
Net change
Class A	290,601	$4,347,401	(142,154)	$(2,092,281)
Class B	3,145	49,822	(992)	(14,856)
Class C	29,002	458,284	(46,365)	(710,033)
Class I	2,759,027	41,750,220	(1,507,533)	(22,876,436)
Class R1	479	8,074	1,057	15,502
Class R2	(5,700)	(97,890)	3,449	51,215
Class R3	744	11,598	138	2,118
Class R4	513	8,073	87	1,303
Class R6	456,429	6,832,886	(395,064)	(5,774,376)
	3,534,240	$53,368,468	(2,087,377)	$(31,397,844)
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2022, the fund’s commitment fee and interest expense were $892 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
36

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$517,066	$76,881,534	$74,264,410	$(817)	$107	$3,133,480

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$11,370	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust I and the Shareholders of
MFS Low Volatility Global Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Low Volatility Global Equity Fund (the “Fund”), including the portfolio of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
38

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 17, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
39

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
40

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
41

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson(k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
42

Trustees and Officers -continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
43

Board Review of Investment Advisory Agreement
MFS Low Volatility Global Equity Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
44

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 4th quintile for the one-year period and the 5th quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an
45

Board Review of Investment Advisory Agreement - continued
expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees
46

Board Review of Investment Advisory Agreement - continued
also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
47

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
48

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $20,169,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 43.96% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
49

Federal Tax Information (unaudited) - continued
Income derived from foreign sources was $3,502,054. The fund intends to pass through foreign tax credits of $332,528 for the fiscal year.
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
50

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
52

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2022
MFS®  Value Fund
EIF-ANN

MFS® Value Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Richly valued, interest rate–sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in fixed income and currency markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
October 17, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
JPMorgan Chase & Co.	3.3%
Johnson & Johnson	3.2%
Northrop Grumman Corp.	2.8%
Cigna Corp.	2.7%
Texas Instruments, Inc.	2.4%
Aon PLC	2.4%
Marsh & McLennan Cos., Inc.	2.3%
Comcast Corp., “A”	2.3%
Progressive Corp.	2.3%
Honeywell International, Inc.	2.3%
GICS equity sectors (g)
Financials	25.7%
Health Care	18.6%
Industrials	18.3%
Information Technology	7.3%
Utilities	7.2%
Consumer Staples	5.9%
Energy	4.3%
Materials	4.2%
Consumer Discretionary	4.0%
Communication Services	3.5%
Real Estate	0.4%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended August 31, 2022, Class A shares of the MFS Value Fund (fund) provided a total return of -6.59%, at net asset value. This compares with a return of -6.23% for the fund’s benchmark, the Russell 1000® Value Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of rising labor and volatile materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for raw materials were supportive factors for the macroeconomic backdrop.
Detractors from Performance
An underweight allocation to the strong-performing energy sector detracted from the fund’s performance relative to the Russell 1000® Value Index. Within this sector, not owning shares of integrated oil and gas company ExxonMobil, and the fund’s underweight position in integrated energy company Chevron, dampened relative returns as both energy companies benefited from strong revenues associated with bullish commodity prices.
3

Management Review - continued
Security selection in the materials sector also weakened relative performance, however, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's top relative detractors over the reporting period.
Stocks in other sectors that held back relative returns included the fund’s overweight positions in cable services provider Comcast, tools and hardware manufacturer Stanley Black & Decker, global financial services company JPMorgan Chase, medical device company Medtronic, diversified financial services firm Citigroup and consumer credit reporting agency Equifax. The share price of Comcast declined due to video and voice subscriber losses and slowing net additions to its cable and internet segments. Not owning shares of managed healthcare and insurance company UnitedHealth Group also hurt relative performance as the stock outperformed the benchmark.
The fund’s relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Contributors to Performance
Stock selection, and to a lesser degree, an underweight position in the information technology sector contributed to the fund’s relative performance, led by the fund not owning shares of cloud-based software company Salesforce(h). The stock price of Salesforce declined throughout the reporting period as macro-economic pressures caused a slowdown in the company’s software sales agreements amid a broader pullback from technology names.
Security selection and an underweight position in the consumer discretionary sector further aided the fund’s relative performance.  There were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's top relative contributors over the reporting period.
Elsewhere, avoiding shares of weak-performing diversified entertainment company Walt Disney(h) benefited relative returns. Disney’s stock price declined over the reporting period, driven by slower growth in its streaming service Disney+ and lower attendance at theme parks, which had not fully recovered since reopening in 2021 after COVID-19 related closures. The fund’s overweight positions in aerospace and defense technology company Northrup Grumman, health services and information technology company McKesson, global health services provider Cigna, property and casualty insurance firm Progressive, oil and gas exploration and production companies, ConocoPhillips, Pioneer Natural Resources and EOG Resources, and gas and electric utility holding company Southern Company also benefited relative returns. The share price of McKesson advanced as the company reported strong operating revenue, better-than-expected demand for COVID-19 testing kits and raised its full-year earnings outlook.
4

Management Review - continued
Respectfully,
Portfolio Manager(s)
Katherine Cannan and Nevin Chitkara
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 8/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 8/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/02/96	(6.59)%	7.94%	10.80%
B	11/04/97	(7.29)%	7.14%	9.97%
C	11/05/97	(7.29)%	7.13%	9.97%
I	1/02/97	(6.36)%	8.21%	11.07%
R1	4/01/05	(7.28)%	7.14%	9.97%
R2	10/31/03	(6.83)%	7.67%	10.52%
R3	4/01/05	(6.60)%	7.94%	10.80%
R4	4/01/05	(6.36)%	8.22%	11.08%
R6	5/01/06	(6.26)%	8.33%	11.19%
Comparative benchmark(s)
Russell 1000® Value Index (f)	(6.23)%	7.86%	10.52%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(11.96)%	6.67%	10.14%
B With CDSC (Declining over six years from 4% to 0%) (v)	(10.90)%	6.84%	9.97%
C With CDSC (1% for 12 months) (v)	(8.20)%	7.13%	9.97%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell 1000® Value Index(h) – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
7

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2022 through August 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/22	Ending Account Value 8/31/22	Expenses Paid During Period (p) 3/01/22-8/31/22
A	Actual	0.80%	$1,000.00	$956.30	$3.94
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
B	Actual	1.55%	$1,000.00	$952.85	$7.63
	Hypothetical (h)	1.55%	$1,000.00	$1,017.39	$7.88
C	Actual	1.55%	$1,000.00	$952.69	$7.63
	Hypothetical (h)	1.55%	$1,000.00	$1,017.39	$7.88
I	Actual	0.55%	$1,000.00	$957.62	$2.71
	Hypothetical (h)	0.55%	$1,000.00	$1,022.43	$2.80
R1	Actual	1.55%	$1,000.00	$952.83	$7.63
	Hypothetical (h)	1.55%	$1,000.00	$1,017.39	$7.88
R2	Actual	1.05%	$1,000.00	$955.08	$5.17
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R3	Actual	0.80%	$1,000.00	$956.30	$3.94
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R4	Actual	0.55%	$1,000.00	$957.53	$2.71
	Hypothetical (h)	0.55%	$1,000.00	$1,022.43	$2.80
R6	Actual	0.43%	$1,000.00	$958.14	$2.12
	Hypothetical (h)	0.43%	$1,000.00	$1,023.04	$2.19
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
8/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.4%
Aerospace & Defense – 7.1%
General Dynamics Corp.	3,590,240	$821,913,643
Honeywell International, Inc.	7,027,506	1,330,658,261
Northrop Grumman Corp.	3,372,301	1,611,926,155
Raytheon Technologies Corp.	4,132,583	370,899,325
		$4,135,397,384
Alcoholic Beverages – 1.4%
Diageo PLC	18,964,438	$827,830,445
Brokerage & Asset Managers – 5.0%
BlackRock, Inc.	1,298,012	$864,982,217
Citigroup, Inc.	13,682,405	667,838,188
KKR & Co., Inc.	6,670,285	337,249,609
NASDAQ, Inc.	17,260,977	1,027,545,961
		$2,897,615,975
Business Services – 3.4%
Accenture PLC, “A”	4,399,232	$1,269,002,463
Equifax, Inc.	3,725,789	703,242,674
		$1,972,245,137
Cable TV – 3.5%
Charter Communications, Inc., “A” (a)	1,722,021	$710,557,525
Comcast Corp., “A”	36,968,699	1,337,897,217
		$2,048,454,742
Chemicals – 1.5%
PPG Industries, Inc.	6,811,455	$864,918,556
Construction – 2.6%
Masco Corp.	7,213,803	$366,966,159
Otis Worldwide Corp.	2,438,774	176,128,258
Sherwin-Williams Co.	2,788,082	647,113,832
Stanley Black & Decker, Inc.	3,523,646	310,433,213
		$1,500,641,462
Consumer Products – 1.9%
Colgate-Palmolive Co.	1,115,467	$87,240,674
International Flavors & Fragrances, Inc.	2,264,514	250,183,507
Kimberly-Clark Corp.	3,859,854	492,208,582
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – continued
Reckitt Benckiser Group PLC	3,904,888	$300,946,962
		$1,130,579,725
Electrical Equipment – 1.3%
Johnson Controls International PLC	14,072,009	$761,858,567
Electronics – 5.1%
Analog Devices, Inc.	2,760,480	$418,295,535
KLA Corp.	1,623,010	558,526,431
NXP Semiconductors N.V.	3,457,948	569,109,082
Texas Instruments, Inc.	8,621,824	1,424,411,543
		$2,970,342,591
Energy - Independent – 4.3%
ConocoPhillips	10,026,183	$1,097,365,729
EOG Resources, Inc.	4,385,209	531,925,852
Pioneer Natural Resources Co.	3,512,147	889,345,863
		$2,518,637,444
Food & Beverages – 3.0%
Archer Daniels Midland Co.	2,413,536	$212,125,679
Nestle S.A.	7,314,672	857,406,770
PepsiCo, Inc.	3,916,527	674,700,106
		$1,744,232,555
Gaming & Lodging – 1.1%
Marriott International, Inc., “A”	4,146,384	$637,465,076
Health Maintenance Organizations – 2.7%
Cigna Corp.	5,538,693	$1,569,942,531
Insurance – 10.5%
Aon PLC	5,078,035	$1,418,092,054
Chubb Ltd.	6,504,674	1,229,708,619
Marsh & McLennan Cos., Inc.	8,409,032	1,356,965,494
Progressive Corp.	10,859,052	1,331,862,728
Travelers Cos., Inc.	5,028,142	812,748,873
		$6,149,377,768
Machinery & Tools – 4.6%
Eaton Corp. PLC	6,505,523	$888,914,663
Illinois Tool Works, Inc.	4,540,723	884,669,062
PACCAR, Inc.	3,671,285	321,274,150
Trane Technologies PLC	3,853,703	593,740,021
		$2,688,597,896
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Major Banks – 7.2%
Goldman Sachs Group, Inc.	1,585,481	$527,441,964
JPMorgan Chase & Co.	17,193,401	1,955,405,496
Morgan Stanley	12,958,349	1,104,310,502
PNC Financial Services Group, Inc.	4,127,422	652,132,676
		$4,239,290,638
Medical & Health Technology & Services – 1.6%
McKesson Corp.	2,520,624	$925,069,008
Medical Equipment – 6.8%
Abbott Laboratories	7,737,290	$794,232,818
Boston Scientific Corp. (a)	15,473,451	623,734,810
Danaher Corp.	2,210,410	596,611,763
Medtronic PLC	9,062,991	796,818,169
Thermo Fisher Scientific, Inc.	2,166,190	1,181,266,731
		$3,992,664,291
Other Banks & Diversified Financials – 3.0%
American Express Co.	5,974,527	$908,128,104
Moody's Corp.	1,436,190	408,624,779
Truist Financial Corp.	7,456,557	349,265,130
U.S. Bancorp	1,920,495	87,593,777
		$1,753,611,790
Pharmaceuticals – 7.5%
Johnson & Johnson	11,439,086	$1,845,582,135
Merck & Co., Inc.	11,332,488	967,341,176
Pfizer, Inc.	29,289,407	1,324,759,878
Roche Holding AG	693,350	223,311,055
		$4,360,994,244
Railroad & Shipping – 2.6%
Canadian National Railway Co.	3,119,342	$370,920,957
Union Pacific Corp.	5,124,211	1,150,436,612
		$1,521,357,569
Real Estate – 0.4%
Public Storage, Inc., REIT	806,288	$266,744,259
Specialty Chemicals – 1.2%
DuPont de Nemours, Inc.	12,295,569	$684,125,459
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – 2.9%
Lowe's Cos., Inc.	5,324,749	$1,033,746,771
Target Corp.	4,017,359	644,143,342
		$1,677,890,113
Utilities - Electric Power – 7.2%
American Electric Power Co., Inc.	3,800,965	$380,856,693
Dominion Energy, Inc.	12,555,156	1,027,011,761
Duke Energy Corp.	12,104,096	1,294,048,903
Southern Co.	15,628,228	1,204,467,532
Xcel Energy, Inc.	4,396,249	326,421,488
		$4,232,806,377
Total Common Stocks (Identified Cost, $33,754,417,573)		$58,072,691,602
Investment Companies (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 2.21% (v) (Identified Cost, $210,049,705)	210,070,654	$210,070,654

Other Assets, Less Liabilities – 0.2%		119,243,477
Net Assets – 100.0%		$58,402,005,733

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $210,070,654 and $58,072,691,602, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
14

Financial Statements
Statement of Assets and Liabilities
At 8/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $33,754,417,573)	$58,072,691,602
Investments in affiliated issuers, at value (identified cost, $210,049,705)	210,070,654
Receivables for
Investments sold	33,784,464
Fund shares sold	45,497,581
Dividends	149,543,165
Other assets	34,612
Total assets	$58,511,622,078
Liabilities
Payables for
Fund shares reacquired	$94,550,771
Payable to affiliates
Investment adviser	1,363,137
Administrative services fee	4,192
Shareholder servicing costs	12,124,343
Distribution and service fees	184,448
Payable for independent Trustees' compensation	15
Accrued expenses and other liabilities	1,389,439
Total liabilities	$109,616,345
Net assets	$58,402,005,733
Net assets consist of
Paid-in capital	$31,415,260,795
Total distributable earnings (loss)	26,986,744,938
Net assets	$58,402,005,733
Shares of beneficial interest outstanding	1,203,018,443
15

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$7,741,829,644	159,851,141	$48.43
Class B	35,955,169	745,255	48.25
Class C	562,575,355	11,763,968	47.82
Class I	24,634,554,912	505,362,581	48.75
Class R1	16,338,995	344,813	47.39
Class R2	323,437,781	6,754,970	47.88
Class R3	2,479,059,060	51,416,613	48.22
Class R4	1,936,377,267	39,977,410	48.44
Class R6	20,671,877,550	426,801,692	48.43

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $51.38 [100 / 94.25 x $48.43]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
16

Financial Statements
Statement of Operations
Year ended 8/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$1,361,325,169
Dividends from affiliated issuers	1,834,890
Other	667,893
Income on securities loaned	2,052
Foreign taxes withheld	(6,899,911)
Total investment income	$1,356,930,093
Expenses
Management fee	$270,921,838
Distribution and service fees	35,910,647
Shareholder servicing costs	50,223,321
Program manager fees	16,125
Administrative services fee	643,145
Independent Trustees' compensation	111,341
Custodian fee	504,471
Shareholder communications	1,948,589
Audit and tax fees	69,453
Legal fees	234,451
Miscellaneous	1,454,561
Total expenses	$362,037,942
Reduction of expenses by investment adviser and distributor	(8,840,751)
Net expenses	$353,197,191
Net investment income (loss)	$1,003,732,902
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$3,270,666,698
Affiliated issuers	(19,172)
Foreign currency	133,366
Net realized gain (loss)	$3,270,780,892
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(8,336,775,762)
Affiliated issuers	20,949
Translation of assets and liabilities in foreign currencies	(2,520,697)
Net unrealized gain (loss)	$(8,339,275,510)
Net realized and unrealized gain (loss)	$(5,068,494,618)
Change in net assets from operations	$(4,064,761,716)
See Notes to Financial Statements
17

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/22	8/31/21
Change in net assets
From operations
Net investment income (loss)	$1,003,732,902	$841,409,798
Net realized gain (loss)	3,270,780,892	1,154,718,165
Net unrealized gain (loss)	(8,339,275,510)	14,298,325,745
Change in net assets from operations	$(4,064,761,716)	$16,294,453,708
Total distributions to shareholders	$(2,296,655,204)	$(1,398,636,931)
Change in net assets from fund share transactions	$(729,015,117)	$1,471,547,469
Total change in net assets	$(7,090,432,037)	$16,367,364,246
Net assets
At beginning of period	65,492,437,770	49,125,073,524
At end of period	$58,402,005,733	$65,492,437,770
See Notes to Financial Statements
18

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$53.60	$41.31	$41.31	$40.82	$39.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.70	$0.59	$0.63	$0.79	$0.59
Net realized and unrealized gain (loss)	(4.12)	12.77	0.57	1.03	3.04
Total from investment operations	$(3.42)	$13.36	$1.20	$1.82	$3.63
Less distributions declared to shareholders
From net investment income	$(0.69)	$(0.60)	$(0.65)	$(0.79)	$(0.60)
From net realized gain	(1.06)	(0.47)	(0.55)	(0.54)	(1.21)
Total distributions declared to shareholders	$(1.75)	$(1.07)	$(1.20)	$(1.33)	$(1.81)
Net asset value, end of period (x)	$48.43	$53.60	$41.31	$41.31	$40.82
Total return (%) (r)(s)(t)(x)	(6.59)	32.85	2.93	4.85	9.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.81	0.80	0.83	0.83	0.82
Expenses after expense reductions	0.79	0.79	0.82	0.82	0.81
Net investment income (loss)	1.36	1.25	1.56	2.00	1.46
Portfolio turnover	12	8	16	11	11
Net assets at end of period (000 omitted)	$7,741,830	$8,523,158	$6,460,837	$6,520,132	$6,736,296
See Notes to Financial Statements
19

Financial Highlights – continued
Class B	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$53.38	$41.12	$41.09	$40.59	$38.76
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.23	$0.32	$0.49	$0.28
Net realized and unrealized gain (loss)	(4.08)	12.74	0.58	1.03	3.04
Total from investment operations	$(3.78)	$12.97	$0.90	$1.52	$3.32
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.24)	$(0.32)	$(0.48)	$(0.28)
From net realized gain	(1.06)	(0.47)	(0.55)	(0.54)	(1.21)
Total distributions declared to shareholders	$(1.35)	$(0.71)	$(0.87)	$(1.02)	$(1.49)
Net asset value, end of period (x)	$48.25	$53.38	$41.12	$41.09	$40.59
Total return (%) (r)(s)(t)(x)	(7.29)	31.87	2.15	4.08	8.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.56	1.55	1.58	1.58	1.57
Expenses after expense reductions	1.54	1.54	1.56	1.57	1.56
Net investment income (loss)	0.59	0.50	0.79	1.24	0.71
Portfolio turnover	12	8	16	11	11
Net assets at end of period (000 omitted)	$35,955	$52,833	$55,897	$84,737	$111,494

Class C	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$52.94	$40.80	$40.80	$40.31	$38.52
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.23	$0.32	$0.49	$0.28
Net realized and unrealized gain (loss)	(4.05)	12.63	0.56	1.03	3.01
Total from investment operations	$(3.75)	$12.86	$0.88	$1.52	$3.29
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.25)	$(0.33)	$(0.49)	$(0.29)
From net realized gain	(1.06)	(0.47)	(0.55)	(0.54)	(1.21)
Total distributions declared to shareholders	$(1.37)	$(0.72)	$(0.88)	$(1.03)	$(1.50)
Net asset value, end of period (x)	$47.82	$52.94	$40.80	$40.80	$40.31
Total return (%) (r)(s)(t)(x)	(7.29)	31.86	2.14	4.10	8.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.56	1.55	1.58	1.58	1.57
Expenses after expense reductions	1.54	1.54	1.57	1.57	1.56
Net investment income (loss)	0.60	0.50	0.80	1.24	0.71
Portfolio turnover	12	8	16	11	11
Net assets at end of period (000 omitted)	$562,575	$686,442	$650,697	$881,020	$1,050,477
See Notes to Financial Statements
20

Financial Highlights – continued
Class I	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$53.94	$41.56	$41.56	$41.06	$39.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.83	$0.71	$0.74	$0.90	$0.70
Net realized and unrealized gain (loss)	(4.14)	12.85	0.56	1.02	3.05
Total from investment operations	$(3.31)	$13.56	$1.30	$1.92	$3.75
Less distributions declared to shareholders
From net investment income	$(0.82)	$(0.71)	$(0.75)	$(0.88)	$(0.70)
From net realized gain	(1.06)	(0.47)	(0.55)	(0.54)	(1.21)
Total distributions declared to shareholders	$(1.88)	$(1.18)	$(1.30)	$(1.42)	$(1.91)
Net asset value, end of period (x)	$48.75	$53.94	$41.56	$41.56	$41.06
Total return (%) (r)(s)(t)(x)	(6.36)	33.20	3.18	5.11	9.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.56	0.55	0.58	0.58	0.57
Expenses after expense reductions	0.54	0.54	0.57	0.57	0.57
Net investment income (loss)	1.60	1.50	1.81	2.25	1.72
Portfolio turnover	12	8	16	11	11
Net assets at end of period (000 omitted)	$24,634,555	$27,444,959	$21,027,882	$20,076,773	$20,727,676
See Notes to Financial Statements
21

Financial Highlights – continued
Class R1	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$52.47	$40.45	$40.47	$40.01	$38.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.23	$0.32	$0.48	$0.28
Net realized and unrealized gain (loss)	(4.01)	12.52	0.55	1.02	2.99
Total from investment operations	$(3.71)	$12.75	$0.87	$1.50	$3.27
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.26)	$(0.34)	$(0.50)	$(0.30)
From net realized gain	(1.06)	(0.47)	(0.55)	(0.54)	(1.21)
Total distributions declared to shareholders	$(1.37)	$(0.73)	$(0.89)	$(1.04)	$(1.51)
Net asset value, end of period (x)	$47.39	$52.47	$40.45	$40.47	$40.01
Total return (%) (r)(s)(t)(x)	(7.28)	31.88	2.13	4.08	8.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.56	1.55	1.58	1.58	1.57
Expenses after expense reductions	1.54	1.54	1.57	1.57	1.56
Net investment income (loss)	0.60	0.50	0.80	1.24	0.72
Portfolio turnover	12	8	16	11	11
Net assets at end of period (000 omitted)	$16,339	$20,580	$18,914	$21,820	$24,791

Class R2	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$53.01	$40.86	$40.87	$40.39	$38.60
Income (loss) from investment operations
Net investment income (loss) (d)	$0.56	$0.46	$0.52	$0.68	$0.48
Net realized and unrealized gain (loss)	(4.07)	12.64	0.56	1.03	3.02
Total from investment operations	$(3.51)	$13.10	$1.08	$1.71	$3.50
Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.48)	$(0.54)	$(0.69)	$(0.50)
From net realized gain	(1.06)	(0.47)	(0.55)	(0.54)	(1.21)
Total distributions declared to shareholders	$(1.62)	$(0.95)	$(1.09)	$(1.23)	$(1.71)
Net asset value, end of period (x)	$47.88	$53.01	$40.86	$40.87	$40.39
Total return (%) (r)(s)(t)(x)	(6.83)	32.53	2.66	4.60	9.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.06	1.05	1.08	1.08	1.07
Expenses after expense reductions	1.04	1.04	1.07	1.07	1.07
Net investment income (loss)	1.10	1.00	1.30	1.73	1.21
Portfolio turnover	12	8	16	11	11
Net assets at end of period (000 omitted)	$323,438	$409,939	$359,598	$437,221	$550,200
See Notes to Financial Statements
22

Financial Highlights – continued
Class R3	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$53.37	$41.14	$41.15	$40.66	$38.85
Income (loss) from investment operations
Net investment income (loss) (d)	$0.69	$0.59	$0.63	$0.79	$0.59
Net realized and unrealized gain (loss)	(4.08)	12.71	0.56	1.03	3.03
Total from investment operations	$(3.39)	$13.30	$1.19	$1.82	$3.62
Less distributions declared to shareholders
From net investment income	$(0.70)	$(0.60)	$(0.65)	$(0.79)	$(0.60)
From net realized gain	(1.06)	(0.47)	(0.55)	(0.54)	(1.21)
Total distributions declared to shareholders	$(1.76)	$(1.07)	$(1.20)	$(1.33)	$(1.81)
Net asset value, end of period (x)	$48.22	$53.37	$41.14	$41.15	$40.66
Total return (%) (r)(s)(t)(x)	(6.58)	32.85	2.92	4.87	9.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.81	0.80	0.83	0.83	0.82
Expenses after expense reductions	0.79	0.79	0.82	0.82	0.82
Net investment income (loss)	1.35	1.25	1.56	1.99	1.47
Portfolio turnover	12	8	16	11	11
Net assets at end of period (000 omitted)	$2,479,059	$2,774,355	$2,036,093	$2,096,743	$2,259,562
See Notes to Financial Statements
23

Financial Highlights – continued
Class R4	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$53.61	$41.31	$41.32	$40.82	$39.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.82	$0.70	$0.73	$0.89	$0.69
Net realized and unrealized gain (loss)	(4.11)	12.78	0.56	1.03	3.04
Total from investment operations	$(3.29)	$13.48	$1.29	$1.92	$3.73
Less distributions declared to shareholders
From net investment income	$(0.82)	$(0.71)	$(0.75)	$(0.88)	$(0.70)
From net realized gain	(1.06)	(0.47)	(0.55)	(0.54)	(1.21)
Total distributions declared to shareholders	$(1.88)	$(1.18)	$(1.30)	$(1.42)	$(1.91)
Net asset value, end of period (x)	$48.44	$53.61	$41.31	$41.32	$40.82
Total return (%) (r)(s)(t)(x)	(6.36)	33.20	3.17	5.14	9.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.56	0.55	0.58	0.58	0.57
Expenses after expense reductions	0.54	0.54	0.57	0.57	0.57
Net investment income (loss)	1.59	1.50	1.80	2.24	1.72
Portfolio turnover	12	8	16	11	11
Net assets at end of period (000 omitted)	$1,936,377	$2,625,508	$2,323,830	$2,916,674	$3,201,331
See Notes to Financial Statements
24

Financial Highlights – continued
Class R6	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$53.60	$41.31	$41.32	$40.83	$39.01
Income (loss) from investment operations
Net investment income (loss) (d)	$0.88	$0.76	$0.78	$0.93	$0.73
Net realized and unrealized gain (loss)	(4.11)	12.76	0.55	1.02	3.04
Total from investment operations	$(3.23)	$13.52	$1.33	$1.95	$3.77
Less distributions declared to shareholders
From net investment income	$(0.88)	$(0.76)	$(0.79)	$(0.92)	$(0.74)
From net realized gain	(1.06)	(0.47)	(0.55)	(0.54)	(1.21)
Total distributions declared to shareholders	$(1.94)	$(1.23)	$(1.34)	$(1.46)	$(1.95)
Net asset value, end of period (x)	$48.43	$53.60	$41.31	$41.32	$40.83
Total return (%) (r)(s)(t)(x)	(6.26)	33.33	3.29	5.22	9.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.44	0.45	0.47	0.48	0.47
Expenses after expense reductions	0.43	0.44	0.46	0.47	0.47
Net investment income (loss)	1.72	1.60	1.92	2.35	1.83
Portfolio turnover	12	8	16	11	11
Net assets at end of period (000 omitted)	$20,671,878	$22,910,207	$16,158,507	$14,716,194	$13,941,823

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
25

Notes to Financial Statements
(1) Business and Organization
MFS Value Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be
26

Notes to Financial Statements  - continued
valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar
27

Notes to Financial Statements  - continued
securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$55,492,275,413	$—	$—	$55,492,275,413
United Kingdom	—	1,128,777,407	—	1,128,777,407
Switzerland	857,406,770	223,311,055	—	1,080,717,825
Canada	370,920,957	—	—	370,920,957
Mutual Funds	210,070,654	—	—	210,070,654
Total	$56,930,673,794	$1,352,088,462	$—	$58,282,762,256
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from
28

Notes to Financial Statements  - continued
the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
29

Notes to Financial Statements  - continued
Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and redemptions in-kind.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/22	Year ended 8/31/21
Ordinary income (including any short-term capital gains)	$1,056,449,863	$845,025,639
Long-term capital gains	1,240,205,341	553,611,292
Total distributions	$2,296,655,204	$1,398,636,931
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/22
Cost of investments	$34,052,949,917
Gross appreciation	24,897,301,407
Gross depreciation	(667,489,068)
Net unrealized appreciation (depreciation)	$24,229,812,339
Undistributed ordinary income	160,951,456
Undistributed long-term capital gain	2,596,924,612
Other temporary differences	(943,469)
Total distributable earnings (loss)	$26,986,744,938
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective
30

Notes to Financial Statements  - continued
May 20, 2022, all Class 529A shares were redeemed. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/22	Year ended 8/31/21
Class A	$273,517,488	$166,686,442
Class B	1,216,456	854,581
Class C	17,060,745	10,645,760
Class I	974,046,406	599,084,638
Class R1	496,764	324,628
Class R2	11,816,689	7,992,962
Class R3	92,181,871	52,802,673
Class R4	86,917,003	63,308,969
Class R6	838,098,191	496,112,338
Class 529A	1,199,995	740,732
Class 529B	12,068	11,656
Class 529C	91,528	71,552
Total	$2,296,655,204	$1,398,636,931
(3) Transactions with Affiliates
Note regarding references to Class 529A, Class 529B, and Class 529C shares in this “Note (3) Transactions with Affiliates”: Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective May 20, 2022, all Class 529A shares were redeemed. Accordingly, information with respect to Class 529B and Class 529C shares is for the period ending March 21, 2022, and information with respect to Class 529A shares is for the period ending May 20, 2022.
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from September 1, 2021 through July 31, 2022, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:
Up to $7.5 billion	0.60%
In excess of $7.5 billion and up to $10 billion	0.53%
In excess of $10 billion and up to $20 billion	0.50%
In excess of $20 billion and up to $25 billion	0.45%
In excess of $25 billion and up to $30 billion	0.42%
In excess of $30 billion and up to $35 billion	0.40%
In excess of $35 billion and up to $40 billion	0.38%
In excess of $40 billion and up to $45 billion	0.36%
In excess of $45 billion and up to $50 billion	0.35%
In excess of $50 billion and up to $60 billion	0.34%
In excess of $60 billion	0.33%
31

Notes to Financial Statements  - continued
Effective August 1, 2022, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:
Up to $7.5 billion	0.60%
In excess of $7.5 billion and up to $10 billion	0.53%
In excess of $10 billion and up to $20 billion	0.50%
In excess of $20 billion and up to $25 billion	0.45%
In excess of $25 billion and up to $30 billion	0.42%
In excess of $30 billion and up to $35 billion	0.40%
In excess of $35 billion and up to $40 billion	0.38%
In excess of $40 billion and up to $45 billion	0.36%
In excess of $45 billion and up to $50 billion	0.35%
In excess of $50 billion and up to $60 billion	0.34%
In excess of $60 billion and up to $70 billion	0.33%
In excess of $70 billion	0.32%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2022, this management fee reduction amounted to $8,827,867, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.41% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,057,493 and $10,439 for the year ended August 31, 2022, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
32

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 20,293,219
Class B	0.75%	0.25%	1.00%	1.00%	443,452
Class C	0.75%	0.25%	1.00%	1.00%	6,332,966
Class R1	0.75%	0.25%	1.00%	1.00%	180,656
Class R2	0.25%	0.25%	0.50%	0.50%	1,819,594
Class R3	—	0.25%	0.25%	0.25%	6,743,603
Class 529A	—	0.25%	0.25%	0.22%	74,481
Class 529B	0.75%	0.25%	1.00%	0.25%	632
Class 529C	0.75%	0.25%	1.00%	1.00%	22,044
Total Distribution and Service Fees					$35,910,647
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2022, this rebate amounted to $3,723, $25, $103, $868, $25, $8,084, $2, and $54 for Class A, Class B, Class C, Class R2, Class R3, Class 529A, Class 529B, and Class 529C shares, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the year ended August 31, 2022, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2022, were as follows:
Amount
Class A	$93,584
Class B	16,479
Class C	51,545
Class 529B	—
Class 529C	276
The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. As described above, all Class 529A, Class 529B, and Class 529C shares were redeemed on
33

Notes to Financial Statements  - continued
or before May 20, 2022. Accordingly, the foregoing agreement between the fund and MFD was terminated effective May 20, 2022. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2022, were as follows:
Fee
Class 529A	$14,896
Class 529B	127
Class 529C	1,102
Total Program Manager Fees	$16,125
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2022, the fee was $1,729,343, which equated to 0.0027% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $48,493,978.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.0010% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the
34

Notes to Financial Statements  - continued
Investment Company Act of 1940. During the year ended August 31, 2022, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $55,644,779 and $19,725,963, respectively. The sales transactions resulted in net realized gains (losses) of $7,439,272.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2022, this reimbursement amounted to $662,515, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended August 31, 2022, purchases and sales of investments, other than in-kind transactions and short-term obligations, aggregated $7,725,386,965 and $9,034,004,171, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	25,460,837	$1,304,528,745	28,467,122	$1,335,871,741
Class B	28,780	1,448,061	18,355	874,259
Class C	2,128,366	108,930,510	2,203,360	103,181,176
Class I	104,177,233	5,398,148,950	119,673,145	5,633,928,091
Class R1	71,429	3,582,741	79,348	3,645,867
Class R2	1,017,872	51,547,704	1,472,853	68,231,472
Class R3	9,577,374	490,593,967	13,882,669	660,290,908
Class R4	8,666,712	449,117,644	13,206,607	626,397,953
Class R6	69,862,513	3,605,133,343	101,272,140	4,774,788,639
Class 529A	181,738	9,356,790	128,819	6,014,946
Class 529B	—	—	212	8,522
Class 529C	4,314	219,593	14,032	653,864
	221,177,168	$11,422,608,048	280,418,662	$13,213,887,438
35

Notes to Financial Statements  - continued
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	4,260,498	$223,606,230	2,948,136	$132,331,922
Class B	21,603	1,143,159	17,937	793,854
Class C	269,156	14,097,412	201,951	8,884,397
Class I	15,332,772	808,558,869	10,781,776	487,679,647
Class R1	9,567	496,670	7,450	324,625
Class R2	225,850	11,770,156	179,495	7,938,727
Class R3	1,763,839	92,179,872	1,180,319	52,802,507
Class R4	1,617,791	84,960,067	1,378,461	61,719,795
Class R6	14,489,736	758,305,034	10,032,624	451,225,773
Class 529A	22,189	1,174,219	16,317	726,941
Class 529B	230	12,068	266	11,654
Class 529C	1,666	87,208	1,614	69,859
	38,014,897	$1,996,390,964	26,746,346	$1,204,509,701
Shares reacquired
Class A	(28,870,863)	$(1,488,027,464)	(28,818,719)	$(1,350,239,633)
Class B	(294,900)	(15,068,232)	(405,941)	(18,801,714)
Class C	(3,599,146)	(182,095,198)	(5,388,848)	(245,619,155)
Class I	(122,942,628)	(6,330,744,591)	(127,622,763)	(6,059,259,926)
Class R1	(128,377)	(6,430,683)	(162,150)	(7,593,710)
Class R2	(2,221,741)	(113,876,779)	(2,720,085)	(127,175,585)
Class R3	(11,903,542)	(606,937,905)	(12,579,306)	(586,782,535)
Class R4	(19,281,858)	(995,354,650)	(21,863,125)	(1,031,400,326)
Class R6	(84,949,346)	(4,358,664,209)	(75,057,631)	(3,514,148,142)
Class 529A	(952,447)	(45,930,691)	(81,454)	(3,800,524)
Class 529B	(9,347)	(478,205)	(3,055)	(143,013)
Class 529C	(86,922)	(4,405,522)	(41,768)	(1,885,407)
	(275,241,117)	$(14,148,014,129)	(274,744,845)	$(12,946,849,670)
36

Notes to Financial Statements  - continued
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Net change
Class A	850,472	$40,107,511	2,596,539	$117,964,030
Class B	(244,517)	(12,477,012)	(369,649)	(17,133,601)
Class C	(1,201,624)	(59,067,276)	(2,983,537)	(133,553,582)
Class I	(3,432,623)	(124,036,772)	2,832,158	62,347,812
Class R1	(47,381)	(2,351,272)	(75,352)	(3,623,218)
Class R2	(978,019)	(50,558,919)	(1,067,737)	(51,005,386)
Class R3	(562,329)	(24,164,066)	2,483,682	126,310,880
Class R4	(8,997,355)	(461,276,939)	(7,278,057)	(343,282,578)
Class R6	(597,097)	4,774,168	36,247,133	1,711,866,270
Class 529A	(748,520)	(35,399,682)	63,682	2,941,363
Class 529B	(9,117)	(466,137)	(2,577)	(122,837)
Class 529C	(80,942)	(4,098,721)	(26,122)	(1,161,684)
	(16,049,052)	$(729,015,117)	32,420,163	$1,471,547,469
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund was the owner of record of approximately 1% of the value of outstanding voting shares of the fund. In addition, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2065 Fund, the MFS Lifetime Income Fund, the MFS Managed Wealth Fund, and the MFS Moderate Allocation Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares were closed to new and existing investors subject to certain exceptions. Effective after the close of business on March 18, 2022, all sales of Class 529B and Class 529C shares were suspended, and Class 529B and Class 529C shares were converted into Class 529A shares of the fund effective March 21, 2022. Effective after the close of business on May 13, 2022, all sales and redemptions of Class 529A shares were suspended, and all Class 529A shares were redeemed on May 20, 2022.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an
37

Notes to Financial Statements  - continued
agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2022, the fund’s commitment fee and interest expense were $252,479 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$658,689,844	$4,431,916,544	$4,880,537,511	$(19,172)	$20,949	$210,070,654

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,834,890	$—
(8) Redemptions In-Kind
On January 4, 2022, the fund recorded a redemption in-kind of portfolio securities and cash that was valued at $49,200,852. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $30,272,631 for the fund, which is included in Net realized gain in the Statement of Operations. For tax purposes, no gains or losses were recognized with respect to the portfolio securities redeemed in-kind.
On February 10, 2022, the fund recorded a redemption in-kind of portfolio securities and cash that was valued at $59,384,918. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $35,345,961 for the fund, which is included in Net realized gain in the Statement of Operations. For tax purposes, no gains or losses were recognized with respect to the portfolio securities redeemed in-kind.
On March 31, 2022, the fund recorded a redemption in-kind of portfolio securities and cash that was valued at $110,394,792. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $65,913,311 for the fund, which is included in Net realized gain in the Statement of Operations. For tax purposes, no gains or losses were recognized with respect to the portfolio securities redeemed in-kind.
38

Notes to Financial Statements  - continued
(9) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(10) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
39

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Value Fund and the Board of Trustees of MFS Series Trust I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
40

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 17, 2022
41

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
42

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
43

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson(k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
44

Trustees and Officers -continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Katherine Cannan Nevin Chitkara
45

Board Review of Investment Advisory Agreement
MFS Value Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
46

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
47

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate  accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $7.5 billion, $10 billion, $20 billion, $25 billion, $30 billion, $35 billion, $40 billion, $45 billion,  $50 billion, and $60 billion. They also noted that MFS has agreed to implement an additional contractual breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $70 billion effective August 1, 2022. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
48

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
49

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
50

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $1,635,886,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 97.92% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
51

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
52

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
54

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP ("E&Y") to serve in the same capacity to certain other series of the Registrant (each a "Fund" and collectively the "Funds"). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended August 31, 2022 and 2021, audit fees billed to each Fund by Deloitte and E&Y were as follows:

Fees Billed by Deloitte	Audit Fees
	2022	2021
MFS Low Volatility Global Equity Fund	51,490	48,893
MFS U.S. Government Cash Reserve	34,358	35,485
Fund
Total	85,848	84,378

Fees Billed by E&Y	Audit Fees
	2022	2021
MFS Core Equity Fund	51,941	49,321
MFS Low Volatility Equity Fund	44,956	42,694
MFS New Discovery Fund	50,285	47,750
MFS Research International Fund	52,379	52,583
MFS Technology Fund	51,941	49,321
MFS Value Fund	49,088	49,460
Total	300,590	291,129

For the fiscal years ended August 31, 2022 and 2021, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees Billed by Deloitte			Audit-Related Fees1			Tax Fees2		All Other Fees3
			2022	2021		2022	2021	2022	2021
To MFS	Low Volatility		0	0		400	7,596	0	0
Global
Equity Fund
To MFS	U.S.	Government	0	0		400	3,882	0	0
Cash
Reserve Fund
Total fees billed by Deloitte			0	0		800	11,478	0	0
To above Funds

Fees Billed by Deloitte			Audit-Related Fees1			Tax Fees2		All Other Fees3
			2022	2021		2022	2021	2022	2021
To MFS and MFS Related			0	0		0	0	7,580	1,600
Entities	of	MFS Low
Volatility
Global Equity Fund*
To MFS and MFS Related			0	0		0	0	7,580	1,600
Entities of MFS U.S.
Government Cash Reserve
Fund*

Fees Billed by Deloitte					Aggregate Fees for Non-audit Services
					2022		2021
To MFS Low Volatility Global Equity Fund,					7,980		9,196
MFS and MFS Related Entities#
To MFS	U.S. Government		Cash Reserve		7,980		5,482
Fund, MFS and MFS Related Entities#

Fees Billed by E&Y	Audit-Related Fees1		Tax Fees2		All Other Fees4
	2022	2021	2022	2021	2022	2021
To MFS Core Equity Fund	0	0	644	9,456	882	1,918
To MFS Low Volatility Equity	0	0	644	9,414	98	1,146
Fund
To MFS New Discovery Fund	0	0	644	9,456	491	1,446
To MFS Research International	0	0	644	9,936	2,560	3,612
Fund
To MFS Technology Fund	0	0	644	9,456	363	1,393
To MFS Value Fund	0	0	644	9,456	9,889	12,620
Total fees billed by E&Y	0	0	3,864	57,174	14,283	22,135
To above Funds

Fees Billed by E&Y	Audit-Related Fees1		Tax Fees2		All Other Fees4
	2022	2021	2022	2021	2022	20215
To MFS and MFS Related	662,511	1,668,64	0	0	111,415	110,620
Entities of MFS Core Equity		9
Fund*
To MFS and MFS Related	662,511	1,668,64	0	0	111,415	110,620
Entities of Low Volatility		9
Equity Fund*
To MFS and MFS Related	662,511	1,668,64	0	0	111,415	110,620
Entities of MFS New		9
Discovery Fund*
To MFS and MFS Related	662,511	1,668,64	0	0	111,415	110,620
Entities of MFS Research		9
International Fund*
To MFS and MFS Related	662,511	1,668,64	0	0	111,415	110,620
Entities of MFS Technology		9
Fund*
To MFS and MFS Related	662,511	1,668,64	0	0	111,415	110,620
Entities of MFS Value Fund*		9

Fees Billed by E&Y	Aggregate Fees for Non-audit Services
	2022	20215
To MFS Core Equity Fund, MFS and	955,882	2,057,073
MFS Related Entities#
To Low Volatility Equity Fund, MFS	955,098	2,056,259
and MFS Related Entities#
To MFS New Discovery Fund, MFS	955,491	2,056,601
and
MFS Related Entities#
To MFS Research International Fund,	957,560	2,059,247
MFS and MFS Related Entities#
To MFS Technology Fund, MFS and	955,363	2,056,548
MFS Related Entities#
To MFS Value Fund, MFS and MFS	964,889	2,067,775
Related Entities#

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

4 The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

5 Certain fees reported in 2021 have been restated in this filing from those reported in the Registrant's filing for the reporting period ended August 31, 2021.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST I

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President
Date: October 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)
Date: October 17, 2022
By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and
Accounting Officer)
Date: October 17, 2022

* Print name and title of each signing officer under his or her signature.